                                                                    Exhibit 10.9

                                     LEASE I

                                       FOR

                            1875 BUILDING, SUITE 200

                            AMERGLEN BUSINESS CENTER


                                 BY AND BETWEEN


                                 AMBERJACK, LTD.
                                   "LANDLORD"



                                       AND



                             CASCADE MICROTECH, INC.
                                    "TENANT"


1 - AMBERGLEN STANDARD LEASE FORM - LEASE I

                            AMBERGLEN BUSINESS CENTER
                                OFFICE/FLEX LEASE

1.       PARTIES.

         This Lease, dated for reference purposes only August 20, 1997, is made by and between AMBERJACK, LTD., an Arizona corporation ("Landlord") and Cascade Microtech, Inc., an Oregon corporation ("Tenant").

2.       SUMMARY OF BASIC TERMS.

         As used in this Lease, the following terms shall have the meanings set forth below, subject to the qualifications, adjustments and exceptions set forth elsewhere in this Lease:

         a) PREMISES: All of the space on the first and second floors of the Building,, and located substantially as shown on the floor plan attached hereto as Exhibit "A".

         b) BUILDING: The office/flex/light manufacturing building and associated parking and access areas located as 2430 NW 206th Avenue, Hillsboro, Oregon including all lobbies, office, manufacturing and other space totaling 63,793 rentable square feet, to be built by Landlord substantially in accordance with the Construction Document Set prepared by Ankrom Moisan Associated Architects dated April 15, 1997, ("Building Plans") pursuant to a building permit to be issued by the City of Hillsboro ("Building Permit"), subject to modification and changes in the Building Plans that do not substantially change the Building footprint or basic quality of materials or construction..

         c) AMBERGLEN BUSINESS CENTER COMMON AREAS: The land (developed and undeveloped as shown on Exhibit "B" attached.

         d) PERMITTED USE: Office; marketing; research and development; Engineering; and shipping and receiving; and ancillary functions for the design, light manufacturing and machining of electronic testing systems utilized by the computer industry.

         e) LEASE TERM: Ten (10) years and zero (0) months, subject to extension as set forth in Section 27.

         f)       SCHEDULED COMMENCEMENT DATE: July 1, 1998.

         g)       EXPIRATION DATE: June 30, 2008.


1 - AMBERGLEN STANDARD LEASE FORM - LEASE I

         h)       MONTHLY BASE RENT: Months 1 through 60: Sixty-one Thousand
Two Hundred Forty-one and 28/100 Dollars ($61,241.28) based on a base rent per square foot per month of $0.96; months 61 through 120: Seventy two Thousand Eighty-six and 09/100 Dollars ($72,086.09) based on a base rent per square foot per month of $1.13; renewal term/months 121 through 180: Eighty-four and 69/100 Dollars ($84,844.69) based on a base rent per square foot per month of $1.33. Monthly Base Rent for any period after the 180th month (during a renewal period) shall be established through the process specified in Section 27.2.1. and
27.2.2. of this Lease. Tenant acknowledges that any lease term greater than 120 months is not part of the initial Lease Term, and that in order to secure rights to the Premises after the 120th month, the Lease Term will need to be extended pursuant to Section 27 of this Lease.

         i) INITIAL RENTABLE AREA OF PREMISES: 63,793 sq.ft. The usable square footage of Premises if 58,856.

         j)       SECURITY DEPOSIT: [Alternative provisions are set forth in
Section 6.2, plus first month's Monthly Base Rent].

         k)       TENANT'S GUARANTOR: NOT APPLICABLE.

         l)       LANDLORD'S ADVISOR: CUSHMAN & WAKEFIELD OF OREGON, INC.

         m)       TENANT'S ADVISOR: CORPORATE REALTY ADVISORS, INC.

         n)       LANDLORD'S ADDRESS FOR NOTICES:

                                    Birtcher Property Services
                                    27611 La Paz Road
                                    P.O. Box 30009
                                    Laguna Niguel, California 92607-0009
                                    Attn: Director of Property Management

                                    Copy to:

                                    Birtcher Property Services
                                    1600 N.W. Compton Drive
                                    Suite 109
                                    Beaverton, Oregon 97006


2 - AMBERGLEN STANDARD LEASE FORM - LEASE I

         o)       TENANT'S ADDRESS FOR NOTICES:

                                    Cascade Microtech, Inc.
                                    1875 NW Amberbrook Drive #100
                                    Beaverton, Oregon 97006

                                    Copy to:
                                    Christopher T. Matthews
                                    Ater Wynne Hewitt Dodson & Skerritt, LLP
                                    222 SW Columbia, Suite 1800
                                    Portland, OR 97201

3.       PREMISES.

         3.1 GRANT OF PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord those certain Premises stated above situated in the County of Washington, City of Hillsboro, State of Oregon (hereinafter referred to as the "Premises".)

         3.2 OFFICE/FILES/LIGHT MANUFACTURING BUILDING. The Premises, together with and including other property owned by Landlord, comprise and office/flex light/manufacturing building (hereinafter referred to as the "Building"). Tenant's use and occupancy of the Premises shall include the use, in common with others, of the AmberGlen Business Center Common Areas, but excepting therefrom and reserving unto Landlord the exterior faces of all exterior walls, the roof and the right to install, use and maintain where necessary in the Premises all pipes, ductwork, conduits and utility lines through hung ceiling space, partitions, beneath the floor or through other parts of the Leased Premises. Buildings located in AmberGlen's Northwest Campus shown on Exhibit "A" ("Northwest Campus") shall be connected by underground conduit through which fiber optic and other types of data/communications networking is accessible. The Premises included one (1) four-inch (4") conduit which connects the Building to the 1875 Building located within AmberGlen at 1875 NW Amberbrook Drive; and shall include one (1) four-inch (4") conduit which connects the Building to the 1875 Building located within AmberGlen at 20475 NE Amberwood Drive, but only if Tenant exercises the 20475 Option identified in Section 28 of this LEASE.

         3.3 RENTABLE AREA. With respect to each floor of the Building, the "Rentable Area" of a floor shall follow the BOMA standard method for measuring Floor Area in Office Buildings and shall mean the total area of the floor enclosed by the dominant portion, minus the major vertical penetrations on that same floor. The term "dominant portion" means the portion of the outside finished surface of the permanent outside building wall which is fifty percent (50%) or more of the vertical floor-to-ceiling dimension, at the given point being measured as one moves horizontally along the wall. The term "finished surface" shall mean a wall, including glass, as prepared for tenant use, excluding the thickness of any special surfacing materials such as paneling, furring strips and/or carpet. The term "major vertical penetrations" shall mean the area of stairs, elevator shafts, flues, pipe shafts,


3 - AMBERGLEN STANDARD LEASE FORM - LEASE I vertical ducts and the like, and their enclosing walls on that floor. Not included are (I) vertical penetrations built for the private use of a tenant occupying more than one floor, (ii) structural columns, (iii) openings for vertical electrical cable or telephone distribution, and opening for plumbing lines. For any disputes regarding Rentable Area, the parties shall be bound by the definition of that term, and the other defined terms need in that definition, as set forth in BOMA STANDARD FOR MEASURING FLOOR AREA IN OFFICE BUILDING, 1196 ANSI/BOMA SECTION 65.1-1996.

         3.4 ACCEPTANCE OF PREMISES. The space plans ("Plans") for the tenant improvements to be performed by Landlord ("Tenant Improvements") and the terms under which they are to be finalized and executed are attached to this Lease as Exhibit "C". Except as otherwise provided in Exhibit "C". The Premises shall be accepted by the Tenant as provided in Section 2.14.1 of this Lease and upon such acceptance, Tenant shall be deemed to have accepted the Premises in its then condition and subject to all applicable recorded covenants, conditions and restrictions and all applicable zoning, municipal, county, state and federal laws, ordinances and regulations governing and regulating the use of Premises. Landlord agrees that the Tenant Improvements shall be built by Landlord to comply with all codes applicable to the Tenant Improvements and in effect on the Commencement Date (as defined herein.) Landlord may rely on and Tenant shall accept issuance of a final occupancy permit as evident that this Lease requirement has been met. Landlord agrees further that on the Commencement Date the water, sewage, gas, electrical, mechanical, heating, ventilating and air conditioning systems of the Premises will be in good working condition. Landlord not made and does not make any representations as to suitability of the Leased Premises for the conduct of Tenant's business except as described in Section 2
(d).

4.       TERMS.

         4.1 LEASE TERM. The term ("Term") of this Lease is stated above in 2 (e), and subject to Tenant's 365-Day and 180-Day Termination Option provided for in this Section 4.1, shall commence on the Scheduled Commencement Date unless the Premises are not "Ready for Occupancy" as hereinafter defined, on the Scheduled Commencement Date, in which case the commencement and termination dates of the Lease shall be adjusted accordingly based on the date the Premises are Ready for Occupancy. Excepting Tenant's 365-Day Termination Option and 180-Day Termination Option as they are defined in this Section 4.1, the deferral of Tenant's rental obligation with respect to the Premises shall be in full satisfaction of any and all rights which Tenant might otherwise have a result of the delayed commencement date of the Lease Term hereof. "Ready for Occupancy" as used herein shall mean the date that Landlord shall have substantially completed the work to be performed by Landlord as set forth in Exhibit "C", as certified to by Landlord's architect, and a Certificate of Occupancy has been issued by the City of Hillsboro, but in no event earlier than July 1, 9998. The date the Premises are Ready for Occupancy shall be the "Commencement Date" of this Lease. If the commencement of the Lease Term is delayed as aforesaid and the Commencement Date would otherwise occur on a day other than the first day of the month, such Commencement Date shall be further delayed until the first day of the following month and Tenant shall pay proportionate Rent at the same monthly rate set forth herein (also in advance) for such partial month. In the event the Commencement Date


4 - AMBERGLEN STANDARD LEASE FORM - LEASE I is delayed, the expiration of the Term hereof shall also be delayed so that the Lease Term will continue for the full period set forth above. As soon as the Lease Term commences, Landlord and Tenant shall execute an amendment to this Lease, which may be required by either party, setting forth the exact Commencement Date and expiration date of the Lease Term. Subject to force majeure (as defined in Section 4.5 of this Lease) and Tenant Delay (as defined in Exhibit "C" of this Lease), if Landlord fails to have the Premises Ready for Occupancy within 180 days from and after the Scheduled Commencement Date specified in Section 2(f) of this Lease, then Tenant shall have the option (exercisable within the thirty (30) day period after the 180th day or such later day determined by operation of force majeure or Tenant Delay, following the Scheduled Commencement Date) to terminate this Lease ("180-Day Termination Option"). Subject to Tenant Delay, if Landlord fails to have the Premises Ready for Occupancy within 364 days from and after the Scheduled Commencement Date, then Tenant shall have the option (exercisable in writing within the (30) day period after the 365th day following the Scheduled Commencement Date) to terminate this Lease ("365-Day Termination Option"). Excepting the 365-Day and 180-Day Termination Option, this Lease shall not be terminable by Tenant, and Tenant shall in no event be entitled to an abatement or reduction of rent except as expressly set forth in Section 12.3 or Section 13.1. Additionally, Landlord shall not be liable to Tenant for damages in the event Landlord cannot deliver the Premises on the Scheduled Commencement Date, or by the 365th day after the Scheduled Commencement Date, defined in Section 2(f) of this Lease.

         4.2 EARLY POSSESSION. Tenant shall be allowed access to the Building thirty (30) days prior to the Commencement Date of the Lease (which occurs on a date determined by operation of Section (4.1) and payment of Rent for the purpose of manufacturing process fit-up and testing. In conjunction with preparation of the Working Drawings specified in Section 2.2 of Exhibit "C", Landlord and Tenant shall develop a detailed construction schedule that reasonable identifies the phases in which the Tenant Improvements are to be constructed ("TI Schedule") with the intent that Tenant's light manufacturing space be built out early during construction of the Tenant Improvements for the purpose of enabling Tenant to smoothly transition its existing operations into the Premises. Landlord agrees to use reasonable best efforts to cause its contract to construct the Tenant Improvements in substantial conformance with the TI Schedule with the intention of delivering the first phase(s) to Tenant approximately thirty (30) days prior to the date the Premises are expected to be Ready for Occupancy in order to permit Tenant to conduct fit-up and testing, subject to Tenant's coordination of such efforts with Landlord and its contractor, and provided that Tenant's activities during fit-up and testing do not unreasonably interfere with Landlord's completion of the Tenant Improvements. If Tenant avails itself of such early access for fi-up and testing. Tenant agrees to observe and perform all the provisions of this Lease, except those requiring payment of Rent. If Landlord believes it will be unable to deliver the Premises to Tenant by the Scheduled Commencement Date, it shall give Tenant thirty (30) days' prior written notice of the date Landlord reasonable anticipates the Premises will be Ready for Occupancy.

If, prior to commencement of the Lease Term, Tenant uses or occupies the Premises or any part thereof with Landlord's prior written consent, for the purpose of completing alterations to the Premises, Tenant agrees to observe and p[reform all the provisions of this Lease,


5 - AMBERGLEN STANDARD LEASE FORM - LEASE I except those which require payment of Rent; provided however, if Tenant commences business (fit-up and testing do not constitute business) in any part of the Premises prior to commencement of the Lease Term, Tenant shall pay Landlord an occupation Rent for such part of the Premises for each day prior to commencement of the term, calculated on the basis of the per diem rental and all other sums which would be due to Landlord from Tenant if the term had then commenced, including its percentage share of annual Common Area Expenses.

         4.3 TENANT DELAYS. The Commencement Date shall not be delayed or postponed due to Tenant delays (as defined in Exhibit "C" to this Lease), and the Term, Tenants obligations to pay Rent and all of Tenant's other obligations under this Lease shall commence upon the date which would have been the Commencement Date but for Tenant delays.

         4.4      LEASE TERM EXTENSIONS. (See Section 27 below).

         4.5 FORCE MAJEURE. The time during which Landlord is prevented or delayed in making the Premises Ready for Occupancy, or the time during which Landlord is prevented or delayed in the performance of constructing the Tenant Improvements, due to matters that are beyond Landlord's reasonable control including, without limitation, inclement weather which materially delays completion of construction, fire, catastrophe, strikes, civil commotion, acts of God or the public enemy, acts or omissions of cities, counties or other governmental agencies, or the inability to obtain standard building materials. Any time of such delay shall be added to Landlord's time for performance of its obligations pursuant to this Lease, and Landlord shall have not liability to the Tenant by reason thereof. In the event Landlord is delayed in making the Premises Ready for Occupancy because of an inability to obtain standard building materials, Landlord will use reasonable best efforts to notify Tenant to that effect for the purpose of allowing Landlord and Tenant an opportunity to determine whether substitute materials may be incorporated into the work..

5.       USE.

         5.1 PERMITTED USE. Tenant shall use the Premises solely for the use stated in 1 (d) and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

         5.2 RESTRICTIONS ON USE. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will:
(a) increase the existing rate of, cause the cancellation of or otherwise adversely affect any insurance for the Building or any part thereof or any of its contents; (b) impair the proper and economic maintenance, operation and repair of the Building or any portion thereof; (c) obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them; or (d) cause any nuisance in or about the Premises, the Building or AmberGlen Business Center Common Areas. Tenant shall not use or allow any part of the Premises to be used for the storage, manufacturing or sale of food or beverages or for the retail sale or auction of merchandise, goods of property of any kind, or as a school or classroom (other


6 - AMBERGLEN STANDARD LEASE FORM - LEASE I than for employee training), or for any unlawful or objectionable purpose. Tenant shall not commit or allow to be committed any waste to the Premises, the Building or AmberGlen Business Center Common Areas.

         5.2 COMPLIANCE WITH LAWS. Tenant shall not use the Premises or permit anything to be done in or about the Premises, the Building or AmberGlen Business Center Common Areas which will in any way conflict with any law, statute, ordinance, code, rule, regulation, requirement, license, permit, certificate, judgment, decree, order or direction of any governmental quasi-governmental authority, agency, department, board, panel or court (singularly and collectively "Laws"). Prior to exercising Landlord's remedies pursuant to Section 18 of this Lease, Landlord will give Tenant notice of any default of its obligations under this Section and an opportunity to cure the default as more specifically set out in Section 17.3. Tenant shall, at its expense, promptly comply with all Laws which are now in effect or which may hereafter be in effect and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises with respect to the Tenant Improvements located in or about the Premises with respect to the Tenant Improvements located in or about the Premises or with respect to the Building or common areas on the floor or floors on which the Premises are located. However, at Landlord's option, Landlord shall have the right to complete such required modifications to the Premises or common areas for the account of Tenant, which costs shall be treated as Additional Rent (as that term is defined in Section
6.3 of this Lease). If the estimated cost of such work exceeds Ten Thousand Dollars ($10,000.00), Landlord shall have the work competitively bid by three 3 contractors selected by Landlord, and award a contract for the work to the lowest responsive and responsible bidder. Tenant shall obtain and maintain in effect during the Lease Term all licenses and permits required for the proper and lawful conduct of Tenant's business in the Premises, and shall at all times comply with such licenses and permits. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding (whether Landlord is a party or not) that Tenant has violated any Laws shall be conclusive of that fact as between Landlord and Tenant.

         5.4 LANDLORD'S RULES AND REGULATIONS. Tenant shall observe and comply with the Building rules and regulations which are in effect on the date thereof (a copy of which is attached hereto as Exhibit "E") and such reasonable amendments and additions thereof as Landlord may, from time to time, promulgate. Landlord shall not be responsible for the non-performance of said rules and regulations of any other tenants of the Building.

         5.5 HAZARDOUS SUBSTANCES. Tenant shall not cause or permit the release, discharge, or disposal nor the presence, use, transportation, generation, or storage of any Hazardous Material (as hereafter defined) in, on, under, about, to, or from the Premises by either Tenant, Tenant's employees, agents, contractors, or invitees (collectively the "Tenant") other than (I) the use of such materials in the minimum quantities reasonably necessitated by the Tenant's regular business activities; (ii) those referred to and used (in existing quantities and through existing processes) on the attached Exhibit "J"; or (iii) those subsequently approved in writing by Landlord in its reasonable discretion. Such materials shall be used, stored and transported from the Premises in strict accordance with this Section


7 - AMBERGLEN STANDARD LEASE FORM - LEASE I

5.5 and the restrictions and limitations set forth on Exhibit "J". For purposes of this Section 5.5 Landlord's discretion shall be deemed reasonable if materials proposed by Tenant are more toxic or hazardous, used in greater quantities or used through different processes, than those referred to in Exhibit "J".

Tenant further agrees and covenants to Landlord, its agents, employees, affiliates and share holders (collectively the "Landlord") the following:

         1. To comply with all Environmental Laws in effect, or may come into effect, applicable to the Tenant or Tenant's use and occupancy of the Premises;

         2. To immediately notify Landlord, in writing, of any existing, pending or threatened (a) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws; (b) third part claims; (c) regulatory actions; and/or (d) contamination of the Premises;

         3. Tenant shall, at Tenant's expense, investigate, monitor, remediate, and/or clean up any Hazardous Material or other environmental condition on, about, or under the Premises required as a result of Tenant's use or occupancy of the Premises;

         4. To keep the Premises free of any lien imposed pursuant to any Environmental Laws; and

         5. To indemnify, defend, and save Landlord harmless from and against any and all claims (including personal injury, real, or personal property damage), actions, judgments, damages, penalties, fines, costs, liabilities, interest, or attorney fees that arise, directly or indirectly, from Tenant's violation of any Environmental Laws or the presence of any Hazardous Materials on, under or about the Premises.

The Tenant's obligations, responsibilities, and liabilities under this Section shall survive the expiration of the Lease.

For purposes of this Section the following definitions apply:

"Hazardous Materials" shall mean: (1) any "hazardous waste" and/or "hazardous substance" defined pursuant to any Environmental Laws' (2) asbestos or any substance containing asbestos; (3) polychlorinated biphenyl's; (4) lead; (5) radon; (6) pesticides; (7) petroleum or any other substance containing hydrocarbons; (8) any substance which, when on the Premises, is prohibited by an Environmental Laws requires special handing or notification of any governmental authority in its collection, storage, treatment, or disposal or (ii) is defined or classified as hazardous, dangerous or toxic pursuant to any legal requirements.


8 - AMBERGLEN STANDARD LEASE FORM - LEASE I

"Environmental Laws" shall mean: any and all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements, relating to human health or safety or to the environment, including, but not limited to, those applicable to the storage, treatment disposal, handling and release of any Hazardous Materials, all as amended or modified from time to time.

6.       RENT.

         6.1 RENT. Without any prior notice, demand, offset or deduction, Tenant shall pay the Monthly Base Rent, the Additional Rent and Taxes and any other costs or expenses as required by this Lease in accordance with the Terms of this Lease.

Rent shall be payable without offset on or before the first day of each calendar month to Landlord's managers in advance at Birtcher Property Services, 26711 La Paz Road, P.O. Box 60009, Laguna Niguel, California 92607-0009 or such other place as may be designated by Landlord from time to time.

         6.2 SECURITY DEPOSIT AND ADVANCE RENT. Concurrent with execution of this Lease for purposes of this Lease, "Lease I", Tenant has executed a lease (for purposes of this Lease, "Lease II") of a portion of the space in an office/flex building located at 1875 NW Amberbrook Drive, Hillsboro, Oregon. To secure Tenant's compliance with all of the terms and provisions of this Lease I., and with all of the terms and provisions of Lease II, upon execution of this Lease, Tenant shall provided Landlord one security deposit of either:

         6.2.1 An unconditional, irrevocable letter of credit for a period of twelve years (and if the term of this Lease is extended by Landlord or Tenant, then for the entire period of such extension) in the amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) in a form and from an institution acceptable to Landlord or;

         6.2.2 A cash security deposit equal to $0.965 multiplied by the sum of the rentable square footage leased in Lease I and Lease II, plus fifty percent (50%) of the cost of the building site modifications as described in
Section 31 hereof; provided, however, the total cash security deposit shall not exceed Two Hundred Thousand and 00/100 Dollars ($200,000.00).

If the cash security deposit method is elected by Tenant, it shall be paid to Landlord one-half (1/2) upon execution of Lease I and Lease II, plus fifty percent (50%) of the cost of the building site modifications as described in
Section 31 hereof; provided, however, the total cash security deposit shall not exceed Two Hundred Thousand and 00/100 Dollars ($200,000.00).

Provided Tenant has never been in monetary default of Lease I and/or Lease II during the initial thirty-six (36) months following the Commencement Date of each Lease, and provided Tenant has never been in non-monetary default of Lease I and/or Lease II during either of said thirty-six (36) month periods which has not been cured as provided in either such Lease, a portion of any cash security deposit provided to this Section 6.2.2 shall be within thirty (30) days after the thirty-seventh (37th) month following the Commencement


9 - AMBERGLEN STANDARD LEASE FORM - LEASE I

Dated of Lease II, if, and only if Tenant demonstrates to Landlord that Tenant has received market capitalization (meaning the fair market value of all outstanding shares of Tenant's stock during the entirety of the 37th month) in the amount not less than Fifty Million Dollars and 00/100 ($50,000,000.00). The amount of cash security deposit refundable pursuant to this Section 6.2 shall be the amount of cash deposited that exceeds the sum of all Rentable Area leased in Lease I and Lease II multiplied by Ninety-Six Cents ($0.96).

Landlord shall have the right to offset against the deposit any sums owing from Tenant to Landlord not paid when due, any damages caused by Tenant's default, the cost of curing any default by Tenant should Landlord elect to do so, and the cost of performing any repair or cleanup that is Tenant's responsibility under this Lease. Offset against the deposit shall not be an exclusive remedy, but may be made by Landlord in its sole and unlimited discretion, in addition to and not exclusive of any right or remedy provided by law of this Lease. Landlord shall give notice to Tenant each time an offset is claimed against the deposit, and, unless the Lease is terminated, Tenant shall within ten (10) calendar days following any such notice deposit with Landlord a sum equal to the amount of the offset so that the total deposit amount, net of offset, shall remain constant through the Term.

Landlord shall not be required to segregate any security deposit made by Tenant, buy may commingle any security deposit with the landlord's other funds and accounts. Landlord shall place the deposit in one or more federally-insured interest bearing savings accounts, the nature of which shall be selected by Landlord in its commercially reasonable discretion. The interest from any cash security deposit made pursuant to this Section 6.2.2 shall accrue to Tenant and, at Landlord's option, may be paid to Tenant on or before January 31 of each year the deposit is held or credited annually to the operating expenses reconciliation pursuant to Section 6 hereof. If Landlord sells its interest in the Premises, Landlord may deliver any cash deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

In addition to the Security Deposit, the first months' Monthly Base Rent shall be paid thirty (30) days prior to the date the Premises is Ready for Occupancy (as that term is defined in Section 4.1), which dated shall be determined by Landlord based on the progress of construction of the Tenant Improvements, and provided to Tenant in writing.

         6.3      ADDITIONAL RENT.

                  6.3.1 This is a "net" lease. Excepting the Monthly Base Rent and those items which this Lease expressly requires Landlord to pay, all deposits, costs, charges and expenses which Tenant assumes, agrees or is required to pay under this Lease shall be deemed "Additional Rent". The Monthly Base Rent, together with the Additional Rent is sometimes collectively referred to in this Lease as "Rent". Tenant shall not be charged for the use of inter-building conduit during the initial or extension term of this Lease.

                  6.3.2 If any installment of Monthly Base Rent or any other payment of Rent is not paid when due, in addition to any other consequence or charge associated with such late payment, Tenant shall pay to Landlord a late fee of five percent (5%) of the amount of such Monthly Base Rent, Additional Rent, Rent or other charge ("Late Fee").


10 - AMBERGLEN STANDARD LEASE FORM - LEASE I

The Late Fee shall be due and payable to Landlord at the address showing Section 2(h) of this Lease thirty (30) days after the date such Late Fee accrues, which date shall be the date of payment default.

         6.4 DEFINITION OF OPERATING EXPENSES. The term "Operating Expenses" shall include all costs for the operation, repair and maintenance of the Building and all AmberGlen Business Center Common Areas incurred by Landlord on account of operating and maintenance of the Building and AmberGlen Business Center Common Areas and the real property on which it is situated. Landlord agrees to make reasonable efforts to minimize operating costs by taking advantage of cash discounts trade discounts or quantity discounts actually received by Landlord or its management representative, insofar as such efforts are not inconsistent with Landlord's intent to operate and maintain the Building and Amber Glen Common Area in a first-class manner. Operating expenses may include, but shall not be limited to:

         6.4.1 All taxes (except franchise, estate, inheritance, net income and excess profits taxes), assessments, purchases, water and sewer rents, and other governmental impositions and charges whatsoever which may create a statutory lien upon the Premises, the Building or AmberGlen Business Center Common Areas, which are assessed levied or imposed during the term of this Lease, surcharges levied upon or assessed against parking space or areas, and any tax, levy or license fee measured by the rent payable to Tenant under this Lease, surcharges levied upon or assessed against parking space or areas, and any tax, levy or license fee measured by the rent payable to Tenant under this Lease which may be in lieu of or in addition to current taxes (except Landlord's net income taxes) or any obligation to any governmental entity assessed upon Landlord as a result of its ownership or operation and all reasonable costs and expenses incurred by Landlord in contesting or negotiating the same with governmental authority if Landlord, in its reasonable discretion, elects to contest or negotiate the same.

         6.4.2 All costs and expenses to Landlord in maintaining fire and extended coverage insurance including all risk endorsement on the property, public liability, rent loss insurance, difference in conditions and any other insurance maintained by Landlord covering the use and operation the Building and AmberGlen Business Center Common Areas, the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Building (all such insurance shall be in such amounts as Landlord may reasonably determine).

         6.4.3 All costs and expenses of repairing, replacing, operating and maintaining the heating, ventilating and air conditioning systems for the Building, including maintenance contracts therefor and the cost of all utilities (that are not separately metered to Tenant) required in the operating of all such systems, except those required to be paid directly by a tenant of the Building.


11 - AMBERGLEN STANDARD LEASE FORM - LEASE I

         6.4.4 All costs and expenses to Landlord in providing standard services and utilities to tenants of the Building, including common area janitorial services, window washing and utilities not separately metered; together with the costs of replacement of electric light bulbs and florescent tubes and ballasts, which Landlord shall have the exclusive right to provide and install at Tenant's sole cost and expense.

         6.4.5 Costs incurred by accountants and experts or other consultants to assist the accountants in making the computations required hereunder.

         6.4.6 All costs and expenses incurred by Landlord in operating, managing (including administrative costs), maintaining and repairing the Building and AmberGlen Business Center Common Areas, including all sums expended in connection with the common areas for general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services, window washing, maintenance and repair of elevators, stairways, sidewalks, curbs, and Building signs, sprinkler systems, planting and landscaping, lighting and other utilities; maintenance and repair of any fire protection systems, automatic sprinkler systems, lighting systems, storm drainage systems and any other utility systems; cost of all supplies and personnel to implement such services and to police the Building and AmberGlen Business Center Common Areas; rental and/or depreciation of machinery and equipment used in such maintenance and services; security and fire protection services, trash removal services; all cost and expenses pertaining to snow and ice removal, alarm systems, patrol service, utilities, premiums and other costs for workers compensation insurance, wages, withholding taxes, social security taxes, personal property taxes, fees for required licenses and permits, supplies and charges for management of the Building and AmberGlen Business Center Common Areas and an overhead cost equal to five percent (5%) of the total Operating Expenses. Costs and expenses incurred by Landlord in operating, managing and maintaining the Building and AmberGlen Business Center Common Areas which are incurred exclusively for the benefit of specific tenants of the Building will be billed accordingly and will not be included within the Operating Expenses. Landlord, however, may cause any or all of said services to be provided by an independent contractor(s).

         6.4.7 Cost of capital improvements, structural repairs or replacements to the Building as deemed necessary by Landlord. The cost of any such improvements, repairs or replacements deemed necessary by one other than the Landlord shall be paid by Tenant as Additional Rent.

                  6.5 EXCLUSIONS FROM OPERATING EXPENSES. Operating Expenses shall not include:

                  6.5.1 Costs associated with the operation of the business of the ownership or entity which constitutes "Landlord", as distinguished from the costs of building operations, including, but not limited to, ownership accounting and legal fees, costs of defending any lawsuits with any mortgagee (except as the actions or omissions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any


12 - AMBERGLEN STANDARD LEASE FORM - LEASE I of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants;

                  6.5.2 Costs incurred in connection with the original construction of the Building or in connection with any major change in the Building, including but not limited to the addition or deletion of floors but excluding items specified in Section 6.4.7;

                  6.5.3 Costs of alterations or improvements to the Premises or the premises of other tenants, but excluding items specified in Section 6.4.7;

                  6.5.4 Depreciation, interest and principal payments on mortgage and other debt costs, if any, but excluding items specified in Section 6.4.7;

                  6.5.5 Costs or warranty work and costs of correcting defects in the original construction of the Building;

                  6.5.6 Legal fees, space planners' fees, real estate brokers' leasing Commissions, and advertising expenses incurred in connection with the original development or original leasing of the Building or future leasing of the Building;

                  6.5.7 Costs for which Landlord is reimbursed by its insurance carrier or any tenant's insurance carrier;

                  6.5.8 Any bad debt loss, rent loss, or reserves for bad debts or rent loss;

                  6.5.9 The expense of extraordinary services provided to other tenants in the Building;

                  6.5.10 The wages of any employee who does not devote substantially all of his or her time to activities within AmberGlen;

                  6.5.11 Fines, penalties, and interest except those that cannot reasonable be avoided;

                  6.5.12 Capital expenditures required by Landlord's failure to comply with laws enacted on or before the date the Building's Temporary Certificate of Occupancy is validly issued;

                  6.5.13 Costs incurred by Landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is reimbursed for such costs;

                  6.5.14 Costs, including permit, license and inspection cots, incurred


13 - AMBERGLEN STANDARD LEASE FORM - LEASE I with respect to the installation of tenant improvements made for new tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant rentable space for tenants or other occupants of the Building;

                  6.5.15 Expenses in connection with services or other benefits for which Tenant is charged directly but which are provided to another tenant or occupant of the Building;

                  6.5.16 Overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord, excluding Landlord's development and management representative, for services in the Building to the extent the same exceeds the reasonable cost of such services rendered by similarly qualified, experienced unaffiliated third parties on a competitive basis;

                  6.5.17 Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services but excluding items specified in Section 6.4.7;

                  6.5.18 All items and services for which Tenant or any other tenant in the Building reimburses Landlord;

                  6.5.19 Electric power costs for which any tenant directly contracts (subject to conditions described in Section 8) with the local public service company; and

                  6.5.20 Building janitorial expenses unless provided by Landlord.

                  6.6 COLLECTION OF ACTUAL TENANT CHARGES. Unless Landlord exercises the option contained in Section 6.7 below for a particular calendar year, Tenant shall pay actual Tenant Charges for each month of such calendar year immediately upon receipt of invoice from Landlord for such monthly Tenant Charges.

                  6.7 COLLECTION OF TENANT CHARGES BASED ON ESTIMATES. For each calendar year of the Least Term, Landlord shall, at its option, reasonable estimate the total Operating Expenses for the following calendar year. Tenant shall pay its proportionate share of the Operating Expenses. In the event the Building and/or AmberGlen Business Center occupancy if not one hundred percent (100%), said Operating Expenses shall be adjusted to equal what the total Operating Expenses would be if the occupancy were one hundred percent (100%). Tenant's initial percentage or proportionate share of Operating Expenses for the Building and Building Common Areas is one-hundred percent (100%); and Tenant's percentage share of Operating Expenses for the AmberGlen Business Center Common Areas is one hundred percent (100%) of such Operating Expenses charged to the Building. The percentage of AmberGlen Business Center Common Areas expenses charged to the Building is two and 34/100ths percent (2.34%). For each year of the Least Term, Tenant shall pay to Landlord in advance on or before the first day of each month, without demand or notice, one-twelfth (1/12th) of Tenant's share of the estimated annual Operating Expenses. It the term of this Lease commenced on a day other than the first day of a


14 - AMBERGLEN STANDARD LEASE FORM - LEASE I calendar month, Tenant shall pay to Landlord on the first day of the term, a sum determined by multiplying one three-hundred-sixty-fifth (1/365th) of the Tenant's share of the estimated Operating Expenses by the number of days remaining in the first calendar month of the term. Any change in the Tenant's percentage or proportionate share of the Operating Expenses for the Building Common Area pr the AmberGlen Common Area resulting from changes in (I) the Tenant's floor area, (ii) Building floor area, or (iii) total AmberGlen Business Center Common Area, shall be effective as of the first day of the month following the change.

                  6.8 REESTIMATIONS. At any time from time to time during the term hereof, Landlord may furnish Tenant with written notice of a reestimation of the annual Operating Expenses to reflect more accurately, in Landlord's sole opinion, the current Operating Expenses. Commencing with the first day of the calendar quarter next succeeding delivery of such notice to Tenant, and continuing on the first day of each calendar month during the term (until subsequently reestimated), Tenant shall pay to Landlord one-twelfth (1/12th) of the Tenant's share of the estimated Operating Expenses, as reestimated.

                  6.9 ANNUAL ADJUSTMENTS. Within a reasonable time following the end of each calendar year during the Term of this Lease, Landlord shall furnish to Tenant an itemized statement certified as correct by Landlord, setting forth the total Operating Expenses for the preceding calendar year, the amount of Tenant's share of such Operating Expenses and the payments made by Tenant with respect to such calendar year. If Tenant's share of the actual Operating Expenses for such year exceeds the payment so made by Tenant, based on the receipt of said statement. If said payments by Tenant, based on Landlord's estimate, exceed Tenant's share of the actual Operating Expenses, Landlord will credit the amount of such overpayment against Tenant's next Operating Expense payment due. Until Tenant receives a settlement setting forth the new amounts of Tenant's estimated share of Operating Expenses for the new calendar year ("New Statement"), Tenant shall continue to pay at the rate being paid for the year just completed. Tenant shall commence payment to Landlord of the estimated share of Operating Expenses shown on the New Statement, beginning on the first day of the month following the month in which the New Statement is received.

                  6.10 RECORDS AND AUDIT. Landlord agrees to maintain accurate records of the cost of items with respect to which Tenant is required to pay as Additional Rent in accordance with reasonably accounting practices for similar projects. Landlord shall provide to Tenant reasonable detail of the calculations of the Operating Expenses ("Expense Statement") as soon as reasonably practicable after the end of each calendar year ("Expense Statement Date"). The Expense Statement shall reflect total Operating Expenses for the Building and Common Area and all adjustments corresponding to the requirements set forth in this Lease. Landlord shall also provide in reasonable detail the calculations of Tenant's pro rata share of the Operating Expenses as said calculations are delineated in this Lease. For a period of sixty (60) days after Tenant is provided with the Expense Statement ("Audit Period"), Tenant shall have the right, at its own cost and expense, to audit or inspect Landlord's records with respect to Operating Expenses for that lease year. All of the information obtained through Tenant's audit, as well as any settlement, compromise or


15 - AMBERGLEN STANDARD LEASE FORM - LEASE I adjustment reached between Landlord and Tenant relative to the results of the audit shall be held in strict confidence by Tenant and its officers, agents (including any third-party auditor), directors, shareholders and employees. Tenant shall give Landlord not less than five (5) business days' prior written notice of its intention to conduct any such audit. In the event Tenant elects to audit Landlord's Operating Expense records, such audit, if conducted by a third party, may not be compensated by Tenant on a contingency fee basis. Landlord shall make such records available to Tenant, Tenant's designated employees or agents, for inspection during normal business hours. Tenant, Tenant's designated employees or agents shall be entitled to make photostatic copies of such records, provided Tenant bears the expense of such copying. If, as a result of the audit, Tenant believes that Tenant's share of the Operating Expenses has been overstated, written objection shall be delivered to Landlord specifying the claimed error(s). Such objection shall be delivered to Landlord within the thirty (30) day Audit Period or all objections will be deemed to have been waived by Tenant. If such audit discloses that the amount paid by Tenant as Tenant's share of Operating Expenses has been overstated, if Landlord agrees with the Audit, Land lord shall repay such overpayment ("Expense Overpayment") to Tenant within thirty (30) days after the Audit Period. If the Expense Overpayment is more than five percent (5%) of the variable Operating Expenses (not including Taxes or insurance), if Landlord agrees with the audit then Landlord shall also pay Tenant's reasonable costs of audit at the same time. If Landlord disputes the audit, Landlord and Tenant shall mediate or arbitrate the dispute before a single arbitrator mutually selected by the Landlord and Tenant. "If arbitrated, the Landlord and Tenant agree to be bound by the arbitrator's decision. If the arbitrator finds that the Expense Overpayment is more than five percent (5%) of the variable Operating Expenses (not including Taxes or insurance), then Landlord shall also pay Tenant's reasonable costs of audit and all arbitration costs within thirty (30) days of the date of decision. If, however, the arbitrator finds that there is not Expense Overpayment, then Tenant shall pay Landlord's reasonable costs related to the audit and all arbitration costs within thirty (30) days of the dated of decision. If, however, the arbitrator finds that there is no Expense Overpayment, then Tenant shall pay Landlord's reasonable costs related to the audit and all arbitration costs with thirty (30) days of the date of decision.

7.       REPAIRS AND MAINTENANCE.

         7.1      LANDLORD'S OBLIGATION. The following are the obligation of the
Landlord:

                  a) Repair, maintenance and replacement of the Skybridge (see Section 31), roof, gutters, exterior walls (including painting), bearing walls, structural members and foundations of the Building.

                  b) Repair and maintenance of sidewalks, driveways, curbs, parking areas and areas used in common by Tenant and Landlord or tenants of other parts of the Building and removal of snow and ice therefrom.

                  c) Repair and maintenance of water, fire, sewage, gas and electrical service and of conduits (see Section 3.1) from the public right-of-way to the exterior walls of the Building.


16 - AMBERGLEN STANDARD LEASE FORM - LEASE I

                  d) Repair and maintenance of heating, ventilating and air conditions (HVAC) systems which service the Premises as well as other parts of the Building.

                  e) Maintenance and replacement of landscaping for the land on which the Building is situated and AmberGlen Business Center Common Area.

                  Although performance of the foregoing are the obligation of Landlord, the cost of all of the foregoing shall be a Tenant Charge shared on proportionate basis by Tenant as set forth in Section 6. Except as set forth in
Section 7.1, Landlord shall not otherwise be required to repair or maintain the Premises or perform any other duties with respect to the Premises.

         7.2      TENANT'S OBLIGATION. The following are the obligation of the
Tenant:

                  a) Repair and maintenance of the interior of the Premises, including without limitation keeping the interior of the Premises in a clean and sanitary condition free of debris; janitorial service for the Premises which will be arranged for by Tenant with Landlord's approval, which will not be unreasonably withheld; repair and maintenance of all plumbing within the Premises and repair of any damage resulting from water leaks; replacement of all glass in windows or doors of the Premises which become chipped, cracked or broken; repair and/or replacement of lighting fixtures, ballasts or light bulbs; repair and maintenance of water, fire, sewage gas, electrical and conduit systems within the Building.

                  b) Any repair necessitated by the use, misuse, abuse wrongful act, negligence or breach of or default under this Lease of or by Tenant, its agents, employees or invitees. Tenant shall not allow the Premises to deteriorate or fall out of repair.

                  c) Any repairs or alterations required in order for Tenant to comply Rules and Regulations as set forth in Exhibit "E".

                  d) All repairs to and maintenance of the Premises other than repairs and maintenance which are the obligation of Landlord as stated in
Section 7.1.

                  e) Any costs to install, repair or maintain Tenant's fiber optic cable and/or other types of data/communications networking, which cables or networks shall be installed in the underground conduit provided to Tenant by Landlord.

         7.3 REIMBURSEMENT FOR REPAIRS ASSUMED. If Tenant fails or refuses to make repairs which are required to be made by Tenant by this Section 7, Landlord will provide Tenant with a written notice stating repairs to be made. Tenant shall have ten (10) calendar days in which to complete said repairs. In the event Tenant again fails to complete repairs following receipt of Notice, Landlord may make the repairs and charge the costs of such repairs to Tenant. Such expenditures by Landlord shall be reimbursed by Tenant on demand together with interest as set forth in Section 25.16 from the date of expenditure by Landlord until repayment in full.


17 - AMBERGLEN STANDARD LEASE FORM - LEASE I

         7.4 DUTY TO MAKE REPAIRS. The duty to the Landlord to make repairs shall not mature until a reasonable time after Landlord has received notice in writing from Tenant of the repairs that are required.

8. UTILITIES. Tenant shall pay all utility charges with respect to the Premises, including but not limited to water, sewer, gas, electricity (including utilities servicing all central HVAC systems servicing the Premises), telephone, and garbage removal ("Utilities"). All utilities shall be separately metered. Tenant may not separately contract with utility providers to acquire any public utilities or any private utilities except telephone, without Landlord's prior written consent.

9.       TAXES AND ASSESSMENTS.

         9.1 PAYMENT OF PROPORTIONATE SHARE. Tenant shall be liable for payment of its proportionate share of all current assessments, real estate taxes, taxes, fees, levies and other similar charges (all of the foregoing herein called "Taxes") imposed by any governmental jurisdiction against the Premises, the Building or AmberGlen Business Center Common Areas, either directly or indirectly.

         Tenant's proportionate share of any Taxes shall be based only on that Portion of the Taxes which is allocable to the Premises during the Term. For these purposes, an assessment related to a local improvement district shall be deemed to have a useful life of ten (10) years and Tenant's proportionate share shall be equal to a fraction the numerator of which is the remainder of the Term and the denominator of which is ten (10) years. Tenant shall pay all taxes levied on or with respect to Tenant's personal property located on the Premises.

         9.2 TAXES ON RENT. If, at any time during the Term of this Lease under the laws of the United States Government, the State of Oregon, or any political subdivision thereof in which the Premises are located, a tax or excise on rent, or any other tax however described, is levied or assessed by any such political body against Landlord on account of rent payable to Landlord hereunder, such tax or excise shall be considered for the purpose of this Lease a real property tax payable by Tenant. If real estate taxes are withdrawn in whole or in part and any substitute tax is made therefor, such tax shall in any event for the purpose of the Lease be considered real property tax, a proportionate share of which shall be paid by Tenant, regardless of the source from which it is collected. Nothing in this Section 9 is intended to require Tenant to pay any income, franchise, or excess profits tax of Landlord.

10.      ALTERATIONS AND ADDITIONS.

         10.1     LANDLORD'S CONSENT.

                  a) Tenant shall not make or permit to be made any alterations, additions or improvements (singularly and collectively "Alterations") to or of the Building or the Premises or any part thereof without the prior written consent of Landlord in each instance. However, Landlord's consent shall not be required for minor decorations of the Premises such as wall coverings and wall hangings, built-in cabinetry and movable


18 - AMBERGLEN STANDARD LEASE FORM - LEASE I partitions, nor for the installation of furnishings or non-structural Alterations which do not require a building permit and the total hard cost of which are valued at less than Ten Thousand Dollars ($10,000.00) (collectively,"Exempt Alterations"). If the value of any Exempt Alterations is greater than Two Thousand Five Hundred Dollars ($2,500.00), Tenant shall give Landlord prior written notice of the Exempt Alteration, which notice shall include a copy of the plans for such Exempt Alteration.

                  b) Landlord will not unreasonable withhold or delay its consent to any Alterations provided that provided that all of the following conditions shall be satisfied: (i) the Alterations do not affect the outside appearance of the Building, (ii) the Alternations are nonstructural and do not impair the strength of the Building or any part thereof; (iii) the Alterations are to the interior of the premises and do not affect any part of the Building outside of the Premises; (iv) the Alterations do not affect the proper functioning of the heating, ventilating and air conditioning ("HVAC"), mechanical, electrical, sanitary or other utilities, systems and services of the Bu9ilding, or increase the usage thereof by Tenant; (v) Landlord shall have approved the final plans and specifications for the Alterations and all contractors who will perform the alterations; (vi) Tenant pays to Landlord out-of-pocket cost and expenses up to $1,000.00, actually incurred by Landlord in reviewing Tenants' plans and specifications and inspecting the Alterations to determine whether they are performed in accordance with the approved and specifications and in compliance with laws, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose; and
(viii) before processing with any Alteration which will cost more than $10,000.00 (exclusive of Section 10.2), Tenant obtains and delivers financial assurances to Landlord. For purposes of this Section 10.1(b) the term "financial assurances" means either: (A) a performance bond and a labor and materials payment bond for the benefit of Landlord, issued by a corporate surety licensed to do business in Oregon each in an amount equal to one hundred twenty-five percent (125%) of the estimated cost of the Alterations and in form satisfactory to Landlord, or (B) such other security as shall be reasonable satisfactory to Landlord or (C) Tenant's selection of a contractor from a list of four (4) contractors provided to Tenant by Landlord. Unless all of the foregoing conditions (i) through (vii) are satisfied, Landlord shall have the right to withhold its consent to the Alterations in Landlord's sole and absolute discretion. Excepting the conditions set forth in this Section (b), Landlord will impose no other conditions to approval of requested Alterations.

                  c) All Alterations and Exempt Alterations must comply with all laws which are then in effect, the other terms of this Lease, and the final plans and specifications approved by Landlord, and Tenant shall fully and promptly comply with and observe the rules and regulations of Landlord then in force with respect to the making of such Alterations. Landlord's review and approval of Tenant's plans and specifications are solely for Landlord's benefit. Landlord shall have no duty toward Tenant, nor shall Landlord be deemed to have made any representation or warranty to Tenant, with respect to the safety, adequacy, correctness, efficiency or compliance with Laws of the design of the Alterations and/or Exempt Alterations, the plans and specifications therefor, or any other


19 - AMBERGLEN STANDARD LEASE FORM - LEASE I matter regarding the Alterations. Tenant shall deliver to Landlord a complete set of "as built" plans and specifications for each Alteration.

         10.2 OWNERSHIP AND SURRENDER OF ALTERATIONS. Upon their installations, all Alterations and Exempt Alternations, including, but not limited to wall covering paneling and built-in cabinetry, but excluding movable furniture, trade fixtures and office equipment ("Tenant's Property") , shall become a part of the realty and belong to Landlord and shall be surrendered with the Premises. However, upon the expiration or sooner termination of the Lease Term, Tenant shall, upon written demand by Landlord, at Tenant's expense, immediately remove any Alterations made by Tenant which are designated by Landlord to be removed in its consent to such Alteration and/or those Exempt Alterations which Landlord notifies Tenant shall be removed, and repair any damage to the Premises or the Building caused by such removal, and restore the Premises to its original condition and configuration. Landlord's notice of removal in respect of Exempt Alterations will be given promptly after Landlord receives Tenant's written notice of Exempt Alteration required by Section 10.1(a) of this Lease.

         10.2 ADDITIONAL REQUIREMENTS. Tenant, at its expense , shall obtain all necessary permits and certificates for the commencement and performance of Alterations and Exempt Alterations and for final approval thereof upon completion, and shall cause such alterations to be performed in compliance therewith and with all applicable insurance requirement, and in a good, first-class and workmanlike manner. Tenant , at it's expense, shall diligently cause the cancellation or discharge of all notices of violation arising from or connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant or Tenant's Affiliates, or by any person claiming through or under Tenant or Tenant's Affiliates.Alterations and Exempt Alterations shall be performed so as not to interfere with any other expense on Landlord in the construction, maintenance, repair or operations of the Building. Throughout the performance of the Alterations and Exempt Alterations, Tenant, at its expense, shall carry, or cause to be carried, in addition to the insurance as Landlord may reasonably compensation insurance in statutory limits and such other insurance as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and, upon request, at reasonable intervals thereafter until the completion of the Alterations and Exempt Alterations.

         10.4 ADDITIONAL REQUIREMENTS. Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement and performance of Alterations and Exempt Alternations and for final approval thereof upon completion, and shall cause alterations to be performed in compliance therewith and with all applicable insurance requirements, and in a good, first-class and workmanlike manner. Tenant, at its expense, shall diligently cause the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant or Tenant's Affiliates, or by any person claiming through or under Tenant or Tenant's Affiliates. Alterations and Exempt Alterations shall be performed so as not to interfere with any other tenant in the Building, cause labor disharmony therein, or delay or impose any additional expense on Landlord in the construction, maintenance, repair


20 - AMBERGLEN STANDARD LEASE FORM - LEASE I or operations of the Building. Throughout the performance of the Alterations and Exempt Alterations, Tenant, at its expense, shall carry, or cause to be carried, in addition the insurance described in this Lease, workers' compensation insurance in statutory limits and such other insurance as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and Exempt Alterations and, upon request, at reasonable intervals thereafter until completion of the Alterations and Exempt alterations.

11.      INSURANCE.

         11.1 LIABILITY, PROPERTY DAMAGE AND WORKER'S COMPENSATION. Tenant shall, at all times during the Lease Term or any extension thereof, and its own cost and expense, procure damage liability insurance adequate to protect Landlord and naming Landlord, Landlord's Manager, any persons, firms or corporation designation by Landlord, any mortgagee or the Building of whose identity Tenant is notified, as an additional insured, against liability for injury or death of any person in connection with the use, operation or condition of the Premises. Such property damage and bodily injury liability insurance shall at all times be in a combined limit of not less that $1,000,000.00 on an occurrence basis. The limits of such insurance shall not limit the liability of Tenant.

         11.2 PROPERTY INSURANCE. Landlord shall maintain insurance on an all risk basis on the Building in the amount of the full insurable replacement cost of the Building. Landlord shall have the right to place on the Building any other insurance as Landlord shall reasonable deem necessary, with (for Landlord's successors only) only reasonable deductibles. Tenant shall bear the expense of any insurance insuring the property of Tenant and Tenant Improvements on the Premises against such risks. As Additional Rent for the Premises, Tenant shall reimburse Landlord for Tenant proportionate share of the cost of all insurance maintained by Landlord with respect to the Building at set forth in
Section 6.4.2.

         11.3 WAIVER OF SUBROGATION Tenant and Landlord each waives any and all right of recovery against the other, or against the other, or against the officers, partners, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, if and to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage.

         12.1     PARTIAL DAMAGE. If the Premises are partly damage and Section
12.2 does not apply, the Premises shall be repaired by Landlord provided, however, Landlord shall not be required to repair or restore any Tenant Improvements or additions other than the Initial Tenant Improvements ( as defined exhibit "C"); and provided further, Landlord shall be required to make repairs or restoration only to the extent it receives or has the right to receive insurance proceeds from either ( I ) a Landlord or Tenant's insurance policy required by section 11 of this Lease or (ii) a policy required by Section 11 of this lease in a form typically acquired for buildings similar to the Building which is the subject of this Lease, in an amount sufficient to pay the cost of such repairs and restoration. If the Premises are partially damaged during the last eighteen (18) months of the Term (as it may be


21 - AMBERGLEN STANDARD LEASE FORM - LEASE I extended from time-to-time), and Section 12.2 does not apply, and the time for repair or restoration is more than 120 days ( as deemed by Landlord's architect or engineer within thirty (30) days after the date of damage), either Landlord or Tenant may elect to terminate this Lease as of the date of such damage.

         12.2 DESTRUCTION. If the Premises are destroyed or damaged such that the cost or repair exceeds seventy-five percent (75%) of the value of the Building before the damage as reasonably determined by Landlord, either party may elect to terminate this Lease as of the date of the damage or destruction by giving written notice to the other party not later than forty-five (45) calendar days following the date of damage, provided however Tenant may not elect to terminate if the damage or destruction was caused by the wrongful act or negligence of Tenant failure by Tenant to comply with any of the provisions of this Lease. In the event the Lease is terminated, all rights and obligations of the parties shall cease as of the date of termination, and Tenant shall be entitled to the reimbursement of any prepaid amounts paid by Tenant and attributable to the anticipated Term. If neither party elects to terminate, Landlord shall proceed to restore the premises to substantially the same form as prior to the damage or destruction provided, however, Landlord shall not be required to repair or restore any Tenant Improvement or additions other than the Initial Tenant Improvements ( as defined in Exhibit "C" ); and, provided further. Landlord shall be required to make repairs or restoration only to the extent it receives insurance proceeds sufficient to pay the cost of such repairs or restoration.

         12.3 RENT ABATEMENT. Rent shall be abated during the repair of any damage inproportion to the extent the Premises are untenantable , except that there shall be no rent abatement where the damage occurred as the result of the wrongful act, negligence or failure to comply with any provisions of this Lease of or by Tenant that results in a judicial or arbiter's determination that insurance coverage required by Section 11 is lost as a result of Tenant's act or failure to act.

13.      EMINENT DOMAIN.

         13.1 PARTIAL TAKING. If a portion of the Premises, vehicular access to the Building, or parking spaces allocated to the Northwest Campus, is condemned and Section 13.2 below does not apply, this Lease shall continue on the following terms;

                  (a) Landlord shall be entitled to all of the proceeds of condemnation, and Tenant shall have no claim against Landlord as a result of the condemnation except Tenant may make a separate claim against the condemning authority for relocation, tenant improvements other than the Tenant Improvements, and personal property of Tenant.

                  (b) Landlord shall proceed as soon as reasonably possible to make such repairs and alterations to the Premises as are necessary to restore the remaining Premises to a condition as comparable as reasonably practicable to that existing at the time of the condemnation.


22 - AMBERGLEN STANDARD LEASE FORM - LEASE I

                  (c) After the date on which title vests in the condemning authority or an earlier date on which alterations or repairs are commenced by Landlord to restore the balance of the Premises in anticipation of taking, the Rent shall be reduced in proportion to the reduction in the condemnation, there are less than two (2) vehicular access points to the Northwest Campus, or there is more than a ten percent (10%) reduction in the number of parking spaces provided for under this Lease. If the parties are unable to agree upon the amount of the reduction of rent, the amount shall be determined by an acceptable arbitrator on by either party as provided under Oregon Law. The determination of the arbitrator shall be final and binding on the parties.

                  (d) If a portion of Landlord's property not included in the Premises is taken and severance damages are awarded on the account of the Premises, or an award is made for detriment to the Premises as a result of activity by public body not involving a physical taking of any portion of the Premises, this shall be regarded as a potion condemnation to which Section 13.1
(a) and Section 13.1 (c) apply, and the rent shall be reduced in proportion to percent of the Premises taken.

         13.2 TOTAL TAKING. If a condemning authority takes all the Premises, or a portion sufficient, to render the remaining Premises reasonably unsuitable for the use of which Tenant was then making of the Premises, or all access points to the Northwest Campus, this Lease shall terminate as of the date the title vests in the condemning authorities. If the parties cannot agree on the suitability of the remainder Premises for Tenant's use, the issue of suitability shall be submitted to an arbitrator as provided in Section 13.1 (c). Landlord shall be entitled to all of the proceeds of condemnation, and Tenant shall have no claim against Landlord as a result of the condemnation.

         13.3 SALE IN LIEU OF CONDEMNATION. Sale of all or part of the Premises to a purchaser with the power of eminent domain in the face of a threat or probability of the exercise of the power shall be treated for the purposes of this Section 13 as a taking by condemnation.

14.      LIENS AND INDEMNIFICATION.

         14.1     LIENS.

                  (a) Except with respect to activities for which Landlord is responsible, Tenant shall pay when due all claims for work done on and for services rendered or material or equipment furnished to the Premises and shall keep the Premises, the Building and AmberGlen Business Center Common Areas free from any liens, security interest or encumbrances (including without limitation, all statutory liens, mechanics liens, and the like) arising in connection with Tenant's use or occupancy of the Premises, or any labor, services, materials or equipment provided for or at the request of Tenant or Tenants agents or consultant's (collectively " Tenant's Affiliates"), or any other act or omission of Tenant or Tenant's Affiliates. If Tenant fails to pay any such claims or to discharge any lien within the time provided in Section 17.3 of this Lease, in addition to any other rights and remedies provided by law, Landlord may do so and collect the cost as Additional Rent. Any amount so added shall bear interest as set forth in Section 25.16 from the date expended by Landlord


23 - AMBERGLEN STANDARD LEASE FORM - LEASE I until payment in full and shall be payable on demand. Such action by Landlord shall not constitute a waiver of any right or remedy which Landlord may have on account of Tenant's default and shall not act to cure Tenant's default.

                  (b) Tenant may withhold payment of any claim in connection with a good faith dispute over the obligation to pay so long as Landlord's property interests are not jeopardized and the amount claimed in contested in good faith by appropriate proceedings. If a lien is filed as a result of nonpayment, Tenant shall, within (10) calendar days after Tenant learns of the filing, secure the discharge of the lien or deposit with Landlord cash or sufficient corporate surety bond or other surety satisfactory to landlord in the amount sufficient to discharge the lien, plus any costs, attorney fees, and other charges that could accrue as a result of a foreclosure of sake under the lien.

         14.2 INDEMNIFICATION. Tenant shall indemnify, hold harmless, and defend (with counsel reasonably acceptable to Landlord.) Landlord from and against any claim, loss, or liability arising out of or related to any activity of Tenant or Tenant's Affiliates on the Premises or any condition of the Premises in the possession under the control of Tenant. Landlord shall have no liability to Tenant for any loss or damage caused by third parties or by any condition of the Premises.

15. QUIET ENJOYMENT. So long as Tenant pays all rent and performs all of its other obligation as required hereunder, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord, subject to the terms of this Lease and the terms of any Superior Leases and Mortgages to the extent provided for in Section 20 of this Lease, and all other agreement or matters of record or to which this Lease is subordinate. As used in this Lease, the term "Superior Lease and Mortgages" means all present and future ground leases, underlying leases, mortgages, deeds of trust or other encumbrances, and all renewals, modifications, consolidations, replacements or extensions thereof or advances made thereunder, affecting all or any portion of the Premises, the Building or Common Areas.

16.      ASSIGMENT AND SUBLETTING

         16.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law or otherwise, assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's intereins in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonable without or delay. Except as otherwise provided in Section 16.2 below, any attempted assignment, transfer, mortgage, encumbrance or subletting by Tenant without such consent shall void shall constitute a breach or a default under this Lease. Landlord shall not be deemed unreasonable to have withheld consent if Landlord has sought but not obtained any required consent of a lender to Landlord, a partner of Landlord, or shareholder of Landlord.

         16.2 LANDLORD'S RIGHT TO TERMINATED LEASE. If tenant desires to assign interests in this Lease or to sublease all or any part the Premises. Tenant shall notify Landlord in writing. This notice shall be accompanied by:
(a) a statement setting forth the name and business of the proposed assignee or subtenant; (b) an executed copy of the proposed assignment of sublease (and any collateral agreements) setting forth all of the


24 - AMBERGLEN STANDARD LEASE FORM - LEASE I terms and the financial details of the sublease or assignment (including, without limitation, the term, the rent and any security deposit, and amounts payable for Tenant's property and the common use of any personnel or equipment);
(c) financial statements certified by an independent certified public accountant and other information concerning the proposed assignment or sublease which Landlord may reasonable request. It Tenant proposes to assign this Lease or sublet twenty-five (25%) or more of the Premises ("Proposed Sublease Space"), Landlord shall have the right in its sole and absolute discretion, to notify Tenant in writing of its intent to terminate this Lease as to the Proposed Sublease Space only within thirty (30) days after receipt of Tenant's notice and the information described above or the receipt of any additional information requested by Landlord. If Tenant fails to withdraw the proposed assignment or sublease with ten (10) days after Landlord's notice of intent to terminate, and Landlord elects to terminate this Lease as to the Proposed Sublease Space, this Lease shall terminated as to such Space as of the effective date of the proposed assignment or commencement of the term of the proposed sublease as set forth in Tenant's notice, and Landlord shall have the right (but no obligation) to enter into a direct lease with the proposed assignee or subtenant. Tenant may withdraw its request for Landlord's consent at any time prior to, but not after, Landlord delivers a written notice of termination.

         16.3 NO RELEASE OF TENANT. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of its obligations hereunder to pay the rent and perform all other obligations to be performed by Tenant hereunder unless otherwise agreed in writing between Landlord and Tenant. The provisions of this Lease shall be binding upon any assignee, transferee, mortgagee, sublessee or holder of any encumbrance on or with respect to this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

         16.4 CORPORATE AND PARTNERSHIP TRANSACTION. If Tenant is a corporation, a dissolution of the corporation or a transfer by one or more transactions) of a majority of the voting stock of Tenant shall be deemed to be an assignment of this Lease subject to the provisions of this Article. However, if Tenant is a publicly traded corporation, then these provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's stock or assets are transferred or which controls, is controlled by, or is under common control with., Tenant, if a principal purpose of the merger or transfer if not the assignment of this Lease and Tenant's successor has a net worth not less than the net worth of Tenant on the execution of this Lease and successor assumes all responsibilities under this Lease. Tenant shall cause reasonable satisfactory proof of such net worth to be delivered to at least thirty (30) days prior to the effective dated of the transaction. If Tenant is a partnership, a dissolution of the partnership (including a "technical" dissolution) or a transfer of the controlling interest in the Partnership (including the admission of new partners or the withdrawal of existing partners having a controlling interest) shall be deemed an assignment of this Lease subject to the provisions of this Article, regardless of whether the transfer is made by one or more transactions, or whether one or more persons hold the controlling interest prior to or after the transfer.


25 - AMBERGLEN STANDARD LEASE FORM - LEASE I

         16.5 DOCUMENTATION. All document utilized by Tenant as evidence of any subletting or assignment to which Landlord has consented shall be subject to prior written approval by Landlord or its counsel. Tenant shall pay, as Additional Rent, all Landlord's actual out-of-pocket costs and expenses, including reasonable attorney fees, up to $1,000.00, incurred in determining whether or not to consent to any requested subletting or assignment and in reviewing and approving such documentation.

17. DEFAULT. The following events shall constitute an "Event of Defaults" under this Lease:

         17.1 DEFAULT IN RENT. Failure of Tenant to pay when due Monthly Base Rent, Additional Rent, Taxers or any other charges payable by Tenant pursuant to this Lease, and the continuation of such failure for a period of five (5) days after the same is due ("Rent Grace Period"); provided that if Tenant has failed three (3) or more times to make such payment within five (5) days after the due date, no Grace Period shall thereafter be applicable under this Lease. Landlord will not pursue its remedies under Section 18 of this Lease for any violation to pay when due Monthly Base Rent, Additional Rent, Taxes or any other charges payable by Tenant pursuant to this Lease until Landlord gives Tenant written notice of default and seven (7) days after any available Rent Grace Period to cure the default; provided, however, Landlord shall not be required to give such notice more than one (1) time in any twelve (12) month period.

         17.2 VIOLATION OF SECTION 16. Any attempted assignment, transfer, mortgage, encumbrance or subletting in violation of Section 16.

         17.3 DEFAULT IN OTHER COVENANTS. Failure of Tenant to comply with any term or condition or fulfill any obligation of this Lease (other than the payment of Rent or other charges and compliance with Section 16) within thirty
(30) calendar day period, this provision shall be compiled with if Tenant begins correction of the default within the twenty (20) calendar day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable to prosecute the same completion.

         17.4 BANKRUPTCY, ETC. An assignment by Tenant for the benefit of creditors; the filing by Tenant of a voluntary petition in bankruptcy; an adjudication that Tenant is bankrupt or the appointment of a receiver of the properties of Tenant; thence filing of any involuntary petition of bankruptcy and failure of Tenant to secure a dismissal of the petition within thirty (30) calendar days after filing; attachment of or the levying of execution on the leasehold interest of Tenant in the Premises and failure of Tenant to secure discharge of the attachment or release of the levy of execution within ten (10) days after the making thereof. If Tenant consists of two or more individuals or business entries, the events of default specified in this Section 17.4 shall apply to each individual and each business entity.


26 - AMBERGLEN STANDARD LEASE FORM - LEASE I

         17.5 ABANDONMENT. Failure of Tenant for thirty (30) successive calendar days or more in any twelve (12) month time period to occupy the Premises for one or more of the purposes permitted under this Lease unless such failure is excused under other provisions of this Lease, which failure constitutes an abandonment of the Premises.

         17.6 CROSS-DEFAULT. Any monetary default or any non-monetary default not cured within the time permitted under this Lease, if any, shall be considered an Event of Default under Lease II (as defined in Section 6.2, under the 20475 Option to Lease Agreement and the Thin Film Lab Agreement between Landlord and Tenant of even dated herewith; and under any other lease between Landlord and Tenant in effect on the date of the default ("Subsequent Lease")(. Any event of default under Lease II, the 20475 Option to Lease Agreement, the Think Film Lab Agreement or any Subsequent Lease shall be considered an Event of Default under this Lease.

18.      REMEDIES ON DEFAULT

         18.1 TERMINATION. In the event of a default, this Lease may be terminated at the option of Landlord by Landlord giving written notice to Tenant. If the Lease is not terminated by election of Landlord or otherwise, Landlord shall be entitled to recover damages from Tenant for the default. If the Lease is terminated, Tenant's liability to Landlord for damages shall survive such termination, and Landlord may re-enter, take possession of the Premises, and remove any persons or property by legal action or by self-help with the use of reasonable force and without liability for damages to Tenant, its property, any other persons, and/or their property.

         18.2 RELETTING. Following re-entry or abandonment, Landlord may relet the premises and in that connection may make any suitable alterations or refurbish the Premises, or both, or change the character or use of the Premises, but Landlord shall not be required to relet for any use o9r purpose other than that specified in the Lease or which Landlord may reasonable consider injurious to the Premises, or to an tenant which Landlord may reasonable consider objectionable. Landlord may relet all or part of the Premises, alone or in conjunction with other properties, for term longer or shorter than the term of this Lease, upon any reasonable terms and conditions, including the granting of some rent-free occupancy or other rent concessions.

         18.3 DAMAGES. In the event of termination on default, Landlord shall be entitled to recover immediately, without waiting the due date of any future rent or until the date fixed for expiration of the term, the following amounts as damages:

                  a) The loss of reasonable rental value from the date of default until a new tenant has been, or with the exercise of reasonable efforts could have been secured.

                  b) The reasonable cost of reentry and Reletting including without limitation, the cost of any clean up, refurbishing, removal of Tenant's property and fixtures, or any other expense occasioned by Tenant's failure to quit the Premises upon


27 - AMBERGLEN STANDARD LEASE FORM - LEASE I termination and to leave them in the required condition, any remodeling costs, attorney fees, court costs, broker commissions and advertising costs.

                  c) Any excess of the value of the rent and all of the Tenant's other obligations under this Lease over the reasonable expected return from the Premises for the period commencing on the earlier of the date of trial or the date the Premises are relet and continuing through the end of the Term. The present value of future amounts 2ill be computed using a discount rate equal to the prime commercial loan rate of United States National Bank of Oregon in effect on the date of trail.

         18.4 RIGHT TO SUE MORE THAN ONCE. Landlord may sue periodically to recover damages during the period corresponding to the remainder of the Term, and not action for damages shall bar a later action for damage subsequently accruing.

         18.5 REMEDIES CUMULATIVE. The foregoing remedies shall be in addition to and shall not exclude any other remedy available to Landlord under this Lease or applicable law.

19. DEFAULT OF LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord with in thirty (30) calendar days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) calendar days are required for performance, then Landlord shall not be in default if Landlord commencing performance within such thirty (30) calendar day period and thereafter diligently prosecutes the same to completions. If any Landlord default results in an emergency condition that threatens life or personal safety, or involves a substantial increase of damage to the Premises or Tenant's personal property that can be mitigated only by precipitous action prior to giving notice to Landlord, then Tenant may take only such curative action as reasonably necessary to mitigate Landlord's and/or Tenant's damages, and invoice Landlord for Tenant's reasonable and actual out-of-pocket costs, which Landlord shall pay to Tenant within thirty (30) days after the date the invoice is received.

20. SUBORDINATION. This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the Premises, the Building and/or AmberGlen Business Center Common Areas, and to an and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quest possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease subordinate to the lien of this mortgage deed to trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed subordinate to such mortgage deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust or ground lease on the dated of recording thereof.


28 - AMBERGLEN STANDARD LEASE FORM - LEASE I

Tenant agrees to execute, acknowledge and deliver within twenty (20) days of Landlord's request any document reasonable requested by Landlord pursuant to this Section including , but not limited to any document necessary to effectuate such subordination or to make this Lease subordinate to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so, within fifteen (15) calendar days after written demand from Landlord such requested document shall automatically by deemed approved in the exact form requested by Landlord.

If any proceedings are brought for foreclosure, or in the event of the exercise of a power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorney to the purchaser upon any such foreclosure or sale, or to the mortgagee or trustee and shall recognize such purchaser, mortgagee or trustees Landlord under this Lease.

21.      SIGNS AND DIRECTORIES.

         21.1 TENANT'S SIGNS. Subject to Landlord's approval and approval of the AmberGlen Architectural Control. Committee, Tenant shall be allowed to install one building sign, either on the 2430 Building or the 1875 Building (but not both), that complies with (a) the AmberGlen sign guidelines published by Landlord from time to time; (b) all governmental sign regulations and restrictions in effect throughout the Lease Term; and (c) the AmberGlen Protective Covenants, a summary of which is attached as Exhibit "D" and an entire copy of which was provided to Tenant prior to execution of this Lease. The cost of installation of such sign shall be paid out of the Landlord-supplied Tenant Improvement Allowance provided for in Exhibit "C" to this Lease. Tenant shall not install or keep any other signs on or about the Premises without prior written consent of Landlord, which Landlord in its sole discretion may give or withhold. Tenant shall pay all costs of signs and all costs and expenses of installation of such other signs. If there if any sign on or about the Premises or building without the consent of cost of removal together with interest as set forth in Section 25.16 from date of expenditure until payment is made in full. Tenant shall pay promptly after Landlord invoices Tenant for such costs. If Landlords consents to such signs, Tenant shall repair any damage which alteration or renovation of its signs may cause during or at the expiration not the Term. Tenant at its expense shall remove all of its signs from the Premises at the termination of this Lease, repair any damage to the Premises, and restore the face of the Building to its original conditions as the Commencement Date, exclusive of normal wear and tear.

         21.2 TENANT IDENTIFIER SIGN; DIRECTORY. After the Commencement Date of this Lease, Landlord shall at its own expense, install a tenant identified sign indicating Tenant's location in the Northwest Campus of AmberGlen Business Center. The location of the Premises within the Building shall be designated through one or more interior identification signs placed at one or more points deemed appropriate by Landlord the building. All such tenant identifier signs and building directories shall be designed and installed at the sole discretion of the Landlord. Tenant shall bear the expense of this inclusion and maintenance of Tenant's name and location on such signs and such expense shall be treated as a Tenant Charge.


29 - AMBERGLEN STANDARD LEASE FORM - LEASE I

22.      SURRENDER AT TERMINATION.

         22.1 CONDITION OF PREMISES. Upon expiration of the Term or earlier termination on account of default, Tenant shall deliver all keys to Landlord and surrender the Premises in good condition, normal wear and tear casualty excepted. Alterations and improvement constructed by Tenant with permission of Landlord shall not be removed or restored to the original condition unless the terms of such approval is so stated to allow for or requires remove.

         22.2     FIXTURES

                  a) All fixtures placed upon Premises during the Term, other than Tenant's trade fixtures, shall, at Landlord's option, become the property of Landlord. If Landlord elects, Tenant shall remove all fixtures which would otherwise remain property of Landlord, and shall repair any physical damage resulting from the removal. If Tenant fails to remove such fixtures, Landlord may do so and charge the cost to the Tenant with interest as set forth in Section 25.17 from the date of expenditure until repayment in full.

                  b) Prior to expiration or termination of the Term, Tenant shall remove all furnishings, furniture, and trade fixtures which remain its property. If Tenant fails to do so, the failure to do so shall be an abandonment of the property, and Landlord may retain the property and all rights of Tenant with respect to it shall cease or by giving written notice to Tenant within twenty (20) days after removal was required. Landlord may elect to hold Tenant to its obligation of removal. If Landlord elects to require Tenant to remove, Landlord may effect a removal and place the property in public storage for Tenant's account and expense. Tenant shall be liability to Landlord for the cost of removal, transportation to storage, and storage, with interest as set forth in Section 25.16 on all such expenses from the date of expenditure by Landlord until repayment in full.

         22.3     HOLDOVER.

                  a) If Tenant does not vacate the Premises at the time required, Landlord shall have the option to treat Tenant as a tenant from month to month, subject to all of the provisions of this Lease except the provisions for term and renewal and at a rental rate equal to one hundred twenty-five percent (125%) of the rent last paid by Tenant during the Term. Failure of Tenant to remove fixtures, furniture, furnishing, or trade fixtures which Tenant is required to remove under this Lease shall constitute a failure to vacate to which this Section 22.3(a) shall apply if the property not removed will substantially interfere with occupancy of the Premises by another tenant or with occupancy by Landlord for any purpose, including preparation for a new tenant.

                  b) If a month to month tenancy results from a holdover by Tenant under this Section22.3, the tenancy shall be terminable at the end of any monthly rental period on written notice from Landlord given at least ten
(10) calendar days prior to the termination date which shall be specified in the notice. Tenant waives any notice which would otherwise be provided by law with respect to a month to month tenancy.


30 - AMBERGLEN STANDARD LEASE FORM - LEASE I

23. NO BROKER. Tenant represents, warrants and covenants that no broker was instrumental in bring about or consummating this Lease (except as state in 2 (m) above) and that Tenant had no conversations, negotiations, or agreements with any broker concerning the leasing of the Premises. Tenant agrees to indemnify and hold harmless Landlord from and against any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including without limitation, attorney fees and expenses, arising out of any conversations, negotiations or agreement of Tenant with any broker

25.      MISCELLANEOUS.

         25.1 MEMORANDUM OF LEASE. Tenant shall not record this Lease. If requested by Landlord, simultaneously with execution and delivery hereof or at any later time designated by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a Memorandum of Lease suitable for recording. In its sole and unlimited discretion, Landlord may record or not record such Memorandum of Lease. Such Memorandum of Lease shall not be deemed to change or otherwise affect any of the provisions of this Lease.

         25.2     ESTOPPEL CERTIFICATE.

                  a) Tenant shall at any time, upon at least ten (10) calendar days written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing in form and substance satisfactory to Landlord
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises. If requested by Landlord, Tenant shall also furnish Landlord with a certificate of Tenant's secretary as to corporation resolution a form satisfactory to Landlord.

                  b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than two (2) months rent has been paid in advance.

                  c) If Landlord desires to finance, refinance, sell or otherwise transfer the Premises, the Building or the land described on Exhibit "A", or any part thereof, Tenant hereby agrees to deliver to Landlord, any lender, buyer or other party participating in a transfer designated by Landlord such regularly prepared financial statements of Tenant as may be reasonable requested by Landlord or such lender or other transfer not more than one (1) time in any twelve (12) month period. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by


31 - AMBERGLEN STANDARD LEASE FORM - LEASE I

Landlord in confidence and shall be used only for the purposes herein set forth, and shall be returned after review.

         25.3 LANDLORD'S INTEREST. "Landlord" as used herein shall mean only the owner or owners at the time in question of the Landlord's interest in the Premises. In the event of any transfer of title to the Premises, Landlord herein named (and, in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed if and to the extent such liability is assumed by the successor, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this "Leas to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective period of ownership.

         25.4 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         25.5 HEADINGS. The headings in this Lease are for the purpose of reference only, and shall not limit or otherwise affect any of the terms or provisions hereof.

         25.6 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to the subject matter hereof. No prior agreement or understanding with respect thereto shall be effective. This Lease may be modified only by a writing, signed by the parties in interest at the time of the modification.

         25.7 WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach of default by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach default at the time of acceptance of such rent.

         25.8 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both covenant and a condition.

         25.9 MERGER. The voluntary or other surrender of this Leave by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord operate as an assignment to Landlord of an and/or all of such subtenancies.

         25.10 TENANT LIABILITY. If more than one party has executed this Lease as Tenant, the obligations of Tenant under this Lease shall be the joint and several obligations of each of such parties.


32 - AMBERGLEN STANDARD LEASE FORM - LEASE I

         25.11 AUTHORITY TO ENTER INTO LEASE. If Tenant is a corporation, each individual executing this Lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation, and that this Lease is binding on the corporation in accordance with its terms. If Tenant is a partnership, each individual Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the partnership, in accordance with the partnership agreement and any statement s of partnership or certificate of limited partnership of the partnership, and that this Lease is binding on the partnership in accordance with its terms. Tenant shall within thirty (30) days of the execution of this `Lease deliver to
Landlord: (a) if Tenant is a corporation, a certified copy of a resolution of the board of directors of the corporation and a certificate of incumbency relating to the signer; or (b) if Tenant is a partnership, a copy of the Statement of Partnership or Certificate of Limited Partnership of Tenant; and
(c) other evidence reasonable satisfactory to Landlord authorizing or ratifying the execution of this lease.

         25.12 ATTORNEY FEES. If suit action or arbitration is instituted in connection with any controversy arising out of this Lease, the prevailing party shall be entitle to recover in addition to costs such sum as the court or arbitrator may a judge reasonable as attorney fees whether at hearing, on trial or appeal.

         25.13 NOTICES. Any notice or communication required or permitted under this Lease shall be deemed given and made when actually delivered if personally delivered, or on the date of receipt if received or refused, if deposited in the United States mail (certified or registered), return receipt requested, postage prepaid, addressed to the party to whom such notice is being given at the address indicated 2 (n) for Landlord and 2 (o) for Tenant or to such other address as may be specified from time to time by either of the parties in writing;.

         25.14 SUCCESSION. This Lease shall be binding upon and inure to the benefit of the parties, their respective permitted successors and assigns.

         25.15    ENTRY FOR INSPECTION.

                  a) Landlord shall have the right to enter up9on Premises (excepting the portion used for research and development during normal business hours after notice to Tenant and to the portion used for research and development upon twenty-four (24) hour notice and adherence to Tenant's security procedures (sign-in and accompaniment by a Tenant employee or agent), or at other times by prior arrangement with Tenant's approval , to determine Tenant's compliance with this Lease, to determine the necessity of repair or maintenance to make necessary repairs to the Building or to the Premises, or to show the Premises (excepting the portion used for research and development) to any prospective tenant or purchaser, and in addition shall have the right during business hours, or at other times by prior arrangement, during the last two months of


33 - AMBERGLEN STANDARD LEASE FORM - LEASE I the Term of this Lease, to place and maintain upon the Building or the Premises notices for leasing or selling of the Building or the Premises.

                  b) Landlord shall have the right to enter upon the Premises at any time in the event of an emergency.

         25.16 INTEREST ON RENT AND OTHER CHARGES OR EXPENDITURES. Any rent or other payment required to be made by Tenant by this Lease shall, if not paid when due, bear interest at a variable rate equal to the United State National Bank of Oregon's prime commercial rate as adopted from time to time plus (2%) (but in no event greater than the maximum interest rate allowed under applicable law.

         25.17 AMENDMENTS TO STATUTES, ETC. Reference in this Lease to an particular law, statute, ordinance, rule, regulation or administrative order includes reference to any successors or amendments thereto.

         25.18 GOVERNING LAW. This Lease shall be governed as to validity and interpretation by the laws of the State of Oregon.

26. SATELLITE DISH. Tenant's installation and use of a satellite dish on the Building root shall be allowed provided that (i) Landlord and Tenant enter into a writte4n agreement containing reasonable specifications and restrictions relating to size, installation, screening, use, liability, operation and removal of the dish, (ii) the installation and use complies with the AmberGlen Protective Covenants and the AmberGlen Rules and Regulations; and (iii) the installation and use complies with applicable federal, state, regional and local governmental statues, laws, regulations, ordinances, directives, orders and restrictions.

27.      EXTENSION OF THE LEASE TERM.

         27.1 TENANTS OBLIGATION TO EXTEND LEASE I OR LEASE II, During the calendar month following the expiration of the on-hundred-first (101st) month of Lease II, Tenant shall extend the Lease Term of either Least I or Lease II for an additional eighteen (18) months beyond the expiration date of the current Lease Term of the extended Lease. Tenant shall have the obligation to notify Landlord in writing ("Mandatory Extension Notice") during the one-hundred first (101st) month of the initial term of Lease II, whether Lease I or Lease II shall be extended ("Extended Lease"). If Tenant does not provide the Mandatory Extension Notice as required herein, then Tenant shall be deemed to have elected to make Lease 1 the Extended Lease. The Extended Lease shall be governed by all provisions of this Lease, except the Monthly Base Rent for the Extended Lease shall be One Dollar Thirty-three Cents ($1.33) per rentable square foot for the eighteen (18) month period its then "AS IS" condition except for work required to be performed by Landlord pursuant to this Lease.

         27.2 TENANT'S OPTION TO EXTEND LEASE TERM. Provided there is not current uncured Event of Default by Tenant under this Lease, and there have not been more than two (2) prior Events of Default which have been previously cured pursuant to the terms


                              34 - AMBERGLEN STANDARD LEASE FORM - LEASE I
of this Lease within the last twenty-four (24) months, and Tenant provides Landlord with written notice ("Tenant's Optional Extension Notice") during the thirteenth (13th) calendar month prior to expiration of the Lease (as it may have been previously extended through operation of the mandatory extension provided for in Section 27.1 or the Landlord's optional extension provided for in Section 27.3 hereof), Tenant shall have the option to extend the then current expiration date of Lease I and Lease II for all ("Full Space Extension") or any portion (subject to the conditions stated below) (Partial Space Extension") of the Lease I Premises and Lease II premises for one
(1) additional term of five (5) years under the same terms and conditions then in effect under the applicable Lease excepting (i) the Premises shall remain and be accepted by the Tenant in then "AS IS" condition except for work required to be performed by Landlord pursuant to this Lease and (ii) Monthly Base Rent Shall be One Dollar, Thirty-Three Cents ($1.33) per rentable square foot through the 180th month of this Lease, as so extended, and if the extension results in a Lease term exceeding 180 months, the Monthly Base Rent for the period exceeding 180 months shall be established as follows, but in no event less than One Dollar, Thirty-Three Cents ($1.33) per rentable square foot.

         27.2.1 NEGOTIATED MONTHLY BASE RENT. An amount that is agreed mutually agreed upon in good faith negotiations between Landlord and Tenant within thirty (30) days after Landlord's receipt of the Tenant's Optional Extension Noticed based on the Rent Establishment Factors set forth in Section
27.2.2 below.

         27.2.2 ARBITRATED MONTHLY BASE . If Landlord and Tenant cannot agree on the Monthly Base Rent, the amount that shall be arbitrated under the laws of the state of Oregon. The arbitrator shall be appointed in accordance with the following prices ("Rent Arbitration Process")" Landlord and Tenant each shall name one (1) arbitrator who shall be a real estate professional knowledgeable in the area of industrial real estate. The arbitrators decision regarding Monthly Base Rent shall be based on (i) market conditions current on the anticipated commencement date of the extension period and (ii) base rental rates for comparable building in comparable locations with a comparable level of tenant improvements, with tenants of comparable use and financial strength as Tenant ("Rent Establishment Factors"). The arbitrators shall independently reach an opinion regarding Monthly Base Rent and, if the lower option is within five percent (5%) of the high opinion., the Monthly Rend shall be the average of the two. If the two opinions are more than five percent (5%) apart, the two arbitrators shall select a third arbitrator, who shall independently reach an opinion regarding Monthly Base Rent (based on the Rent Establishment Factors set forth above), and the Monthly Base Rent shall e the average of the opinions of all three arbitrators. The arbitrators' decision shall be final and binding upon Landlord and Tenant, but in no event shall the Monthly Base Rent be less than One Dollar Thirty-Three Cents ($1.33) per rentable square foot. Landlord and Tenant shall share equally the arbitrators' fees and each shall pay its own arbitration costs.

The Tenant's Optional Extension Notice shall specify where it it's a full Space Extension or Partial Space Extension. The location and configuration of space for any Partial Space Extension shall be subject to Landlord's reasonable approval and must be in full floor configurations in the event corridors are not then in place for the proposed Partial Space Extension space and must include at least fifty percent (50%) of the square footage


35 - AMBERGLEN STANDARD LEASE FORM - LEASE I originally reached by Tenant pursuant to Lese I and Lease II. Tenant shall be obligated to exte4nd Lease I and Lease II once the Tenant's Optional Extension Notice is received by Landlord. The cost of demising the Partial Space Extension space shall be shared equally between Landlord and Tenant, including the cost of constructing multi-tenant corridors. Tenant's share of such costs shall be paid to Landlord in cash prior to Landlord's commencement of construction of the required improvements.

Cascade Microtech's rights under this Section 27.2 are personal to Cascade Microtech only, are not assignable or transferable, except to a corporation into which Cascade Microtech is merged and which at the time of transfer and exercise of the option, has a net worth on a current (not more than six months old) audited balance sheet of at least Ten Million and 00/100 Dollars ($10,000,000.00).

         27.3 LANDLORD OPTION TO EXTEND LEASE. In the event that Tenant exercises the 20475 Building Option, upon execution of the 20475 Building Lease, the Landlord shall have the option to require tenant to extend the then existing Lease Terms of Lease I and Lease II for a period of up to an additional thirty-six (36) months ("Landlord's Optional Extension Period") at a Monthly Base Rent of One Dollar Thirty-Three Cents ($1.33) per square foot during such extension period; the Tenant agrees to accept the Premises during such extended term units then "AS IS" except for work required to be performed by Landlord pursuant to this Lease. The exercise of Landlord's option to extend all entitled Tenants to modify its option to extend as set forth in Section 27.2 for as few as twenty-four (24 months or as many as sixty (60) months, provided that Tenant elects the duration of the modification within thirty (30) day after Landlord's notice to Tenant that Landlord elects its extension, and such election does not violate the condition set forth in Section 27.4 below.

27.4 EXPIRATION LIMITATION. Landlord and Tenant agree that there shall be no less than an eighteen (18) month separation between the earliest to occur and latest to occur of the expiration dates (as they may be extended from time-to-time) of Qualifying Leases (as defined in this Section 27.4) within any two (2) building occupied by Tenant in the Northwest Campus and not less than a thirty-six (36) month separation between expiration dates of Qualifying Leases within any three (3) buildings occupied by Tenant in the Northwest Campus. A "Qualifying Lease" is any lease for space within the 2430 Building, the 1875 Building or the 20475 Building with a Rentable Area of not less than 10,000 square feet. The expiration date separation requirements shall be directly related to the number of Northwest Campus building in which Tenant has leased space. For example, if Tenant leases space only in the 1875 Building or the 20475 Building with a Rentable Area of not less than 10,000 square feet. The expiration date separation requirements shall be directly related to the number of Northwest Campus building in which Tenant has leased space. For example, if Tenant leases space only in the 1875 Building and 2430 Building, the lease separation requirement shall be 18 months. However, if Tenant leases space in all three Northwest Campus buildings; then the lease separation requirements shall be measures serially, such that there is not less than thirty-six (36) month separation between the earliest to occur and the latest to occur of the expiration dates of Qualifying Leases. If through operation of Sections 27.1,
27.2 and/or 27.3 the applicable expiration dates are less than eighteen (18) months or thirty-six months apart (as applicable)/ Tenant and Landlord agree


36 - AMBERGLEN STANDARD LEASE FORM - LEASE I to extend the expiration date of one of the Qualifying Leases to achieve the minimum eighteen (18) month expiration date separation.

28. OPTION TO LEASE 20475 NE AMBERWOOD DRIVE. Reference is made to the 20475 Option to Lease Agreement of even date therewith, a copy of which is attached as Exhibit "F" ("20475 Building Option"). Said option generally contemplates Tenant may lease 25,000 to 51.600 square feet in an AmberGlen Business Center, Northwest Campus Building, to be located at 20475 NW Amberwood Drive, Hillsboro, Oregon.

29. THIN FILM LAB AGREEMENT. Reference is made to the Thin Film Lab Agreement of even date herewith, a copy of which is attached as Exhibit "G" ("Thin Film Agreement"). Said agreement generally contemplates Tenant and Landlord will negotiate to lease 20,000 to 60,000 square feet in AmberGlen Business Center, at a location to be determined as provided therein.

30. BUILDING MODIFICATION FOR SKYBRIDGE, LOADING DOCK AND STORAGE AREA. Landlord and Tenant agree that Landlord shall construct an enclosed pedestrian walkway (the "Skybridge") that connects the second floor of 2430 NW 206th Avenue (the "2430 Building") with the second floor 1875 NW Amberbrook Drive ("1875 Building"), in accordance with a design and specifications that are mutually acceptable to Landlord and Tenant; provided, however, that the Skybridge design and finishes shall be consistent with the quality of design and construction found in AmberGlen as determined by Landlord in its final judgment. In addition, Landlord agrees to modify the design of the proposed loading dock area between the 1875 Building and the 2430 Building generally as shown on the partial site plan attached hereto as Exhibit "H", to include a covering over the loading dock are, and to provide screening for Tenant's outside storage.

Tenant and Landlord agree to each pay one-half (1/2) of the total actual costs for the Skybridge, the loading dock modifications and the storage screening.

Tenant shall have the option to pay its one-half (1/2) costs in cash on or before the Commencement Date of Lease I or Lease II, whichever is earlier. If Tenant does not elect to pay its one-half (1/2) in cash, the Landlord shall treat Tenant's one-half (1/2) of the obligation as a debt to be amortized over the term of LeaseI at ten percent (10%) per annum. In the event this Tenant obligation is amortized, Tenant shall sign a Promissory Note for the obligation, a form of which note is attached as Exhibit "1".

As long as Tenant leases space in either the 2430 Building or the 1875 Building, the Tenant shall pay all Operating Expenses associated with the Skybridge. For such time as both Leases are in effect, one-half (1/2) of the Skybridge-related operating expenses shall be attributed to each Lease. Upon expiration or termination of on of the Leases, all operating expenses relating to Skybridge shall be allocated to the mailing Lease. The Skybridge shall be excluded from the rentable square footage of Lease I and Lease II for the purposes of calculating the Monthly Base Rent. If at any time during the Term of Lease I or Lease II, Tenant does not lease space on the second floor of both 2430 Building and the 1875


37 - AMBERGLEN STANDARD LEASE FORM - LEASE I

Building, Landlord shall have full authority to use, modify or dispose of the Skybridge at its sole cost and discretion, in which case Tenant shall have no obligation to pay Operating Expenses associated with the Skybridge.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first hereinabove written.

TENANT                                      LANDLORD

CASCADE MICROTECH, INC.,                    AMBERJACK, LTD.,
AN OREGON CORPORATION                       AN ARIZONA CORPORATION.

By:      /s/ Bruce McFadden                 By:       /s/  Neil O. Brown
   -----------------------------------         ---------------------------------
Its:     President                          Its:      President
    ----------------------------------          --------------------------------
Date:        10/10/97                       Date:     10/22/97
     ---------------------------------           -------------------------------


By:                                         By:  /s/  Earl B. Johnson Jr.
   -----------------------------------         ---------------------------------
Its:                                        Its:  Vice President
    ----------------------------------          --------------------------------
Date:                                       Date: 10/22/97
     ---------------------------------           -------------------------------


38 - AMBERGLEN STANDARD LEASE FORM - LEASE I

                                 AMENDMENT NO. 2
                         TO LEASE DATED AUGUST 20, 1997
                                 BY AND BETWEEN
                          AMBERJACK, LTD., AS LANDLORD
                                       AND
                        CASCADE MICROTECH, INC. AS TENANT

         THIS AMENDMENT NO. 2 TO LEASE is entered into and made as of the 12th day of April, 1999 by and between AMBERJACK, LTD., an Arizona corporation ("Landlord") and CASCADE MICROTECH, INC., an Oregon corporation ("Tenant").

                                 R E C I T A L S

WITNESSETH:

         A. WHEREAS, on or about August 20, 1997, Landlord and Tenant entered into that certain Lease, as amended by Amendment No. 1 dated February 23, 1998 (collectively "the Lease") of space located at 2430 NW 206th Avenue, Suite 100, Beaverton, Oregon (the "Premises");

         B. WHEREAS, Landlord and Tenant desire to amend and modify the Lease in the manner described herein below;

NOW, THEREFORE, in consideration of the premises recited herein above, the terms, provisions, conditions, covenants and agreements of this Amendment set forth herein below, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, Landlord and Tenant do hereby agree to modify and amend the Lease as follows:

                                A G R E E M EN T

1. The defined terms in this Amendment are indicated by initial capital letters. Defined terms shall have the same meaning in this Amendment as they do in the Lease.

2. Section 2 (f) of the Lease, entitled Scheduled Commencement Date, is hereby amended as follows: The commencement date for the first floor is July 21, 1998 and commencement date for the second floor is July 28, 1998.

3. Section 2 (g) of the Lease, entitled Expiration Date, is hereby amended as follows: July 31, 2008 (First and Second Floor).

4. Section 2 (h) of the Lease, entitled Monthly Base Rent, is hereby amended as follows:

                  07/21/98 - 07/31/98(First Floor)             $11,374.82/month(*)
                  07/28/98 - 07/31/98(Second Floor)            $ 3,762.21/month(**)
                  08/1/98 - 07/31/03(First and Second Floor)   $61,213.44/month(***)
                  08/1/03 - 07/31/08(First and Second Floor)   $72,053.32/month(****)

                  (*)      Prorated July rent of $11,374.82 (for first floor
                  only) based on 33,392 rentable sq. ft. @ $.96/rsf
                  (**)     Prorated July rent of $3,762.21 (for second floor
                  only)based on 30,372 rentable sq. ft. @ $.96/rsf
                  (***)    Based on 63,764 rentable sq. ft. @ $.96/rsf
                  (****)   Based on 63,764 rentable sq. ft. @ $1.13

5. SECTION 2 (I) of the Lease, entitled Initial Rentable Area of Premises, is hereby amended as follows: 63,764 rentable square feet.

6. SECTION 6.7 of the Lease, entitled Collection of Tenant Charges Based on Estimates, is hereby amended as follows: Landlord and Tenant agree Tenant's initial percentage of proportionate share of Operating Expenses for the Building and Building Common Area shall be as follows:

                  07/21/98 - 07/31/98(First Floor)                     52.4%
                  07/28/98 - 07/31/08(First and Second Floor)          100%

7. Except as set forth in paragraph 2 through 6 above, all terms, provisions, conditions, covenants and agreements of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

"TENANT"                                    "LANDLORD"

CASCADE MICROTECH, INC.                     AMBERJACK, LTD., an Arizona
an Oregon Corporation                             Corporation

By:   /s/  Randall Sadewic                  By:
   --------------------------------            ---------------------------------
Its:    CFO                                 Its:
    -------------------------------             --------------------------------
Date:   Oct 30, 1998                        Date:
     ------------------------------              -------------------------------


By:                                         By:
   --------------------------------            ---------------------------------
Its:                                        Its:
    -------------------------------             --------------------------------
Date:                                       Date:
     ------------------------------              -------------------------------

                                    LEASE II

                                       FOR

                            1875 BUILDING, SUITE 200

                            AMERGLEN BUSINESS CENTER


                                 BY AND BETWEEN


                                 AMBERJACK, LTD.
                                   "LANDLORD"


                                       AND


                             CASCADE MICROTECH, INC.
                                    "TENANT"

                            AMBERGLEN BUSINESS CENTER
                         STANDARD OFFICE/FLEX LEASE FORM
                                TABLE OF CONTENTS

SECTION 1.        PARTIES...........................................................................1
SECTION 2.        SUMMARY OF BASIC TERMS............................................................1
SECTION 3.        PREMISES..........................................................................3
                  3.1  Grant of Premises............................................................3
                  3.2  Office/Flex/Light Manufacturing Building.....................................3
                  3.3  Rentable Area................................................................3
                  3.4  Acceptance of Premises.......................................................4
                  3.5  Additional Initial Rentable Area.............................................4
SECTION 4.   TERM...................................................................................5
                  4.1  Lease Term...................................................................5
                  4.2  Early Possession.............................................................6
                  4.3  Tenant Delays................................................................6
                  4.4  Lease Term Extensions........................................................7
                  4.5  Force Majeure................................................................7

SECTION 5.........USE
                  5.1  Permitted Use................................................................7
                  5.2  Restrictions on Use..........................................................7
                  5.3  Compliance with Laws.........................................................7
                  5.4  Landlord's Rules and Regulations.............................................8
                  5.5  Hazardous Substances.........................................................8
SECTION 6.        RENT..............................................................................9
                  6.1  Rent .......................................................................10
                  6.2  Security Deposit and Advance Rent...........................................10
                  6.3  Additional Rent.............................................................11
                  6.4  Definition of Operating Expenses ...........................................12
                  6.5  Exclusions from Operating Expenses..........................................13
                  6.6  Collection of Actual Tenant Charges.........................................15
                  6.7  Collection of Tenant Charges Based on Estimates.............................15
                  6.8  Reestimations...............................................................16
                  6.9  Annual Adjustments..........................................................16
                  6.10 Records and Audit...........................................................16
SECTION 7.        REPAIRS AND MAINTENANCE..........................................................17
                  7.1  Landlord's Obligations......................................................17
                  7.2  Tenant's Obligations........................................................18
                  7.3  Reimbursement for Repairs Assumed...........................................18
                  7.4  Duty to Make Repairs........................................................19


SECTION 8.        UTILITIES........................................................................19
SECTION 9.        TAXES AND ASSESSMENTS............................................................19
                  9.1  Payment of Proportionate Share..............................................19
                  9.2  Taxes on Rent...............................................................19
SECTION 10.       ALTERATIONS AND ADDITIONS........................................................20
                  10.1 Landord's Consent...........................................................20
                  10.2 Ownership and Surrender of Alterations......................................21
                  10.3 Additional Requirements.....................................................21
SECTION 11.       INSURANCE........................................................................21
                  11.1 Liability, Property Damage and Workers Compensation.........................21
                  11.2 Property Insurance..........................................................22
                  11.3 Waiver of Subrogation.......................................................22
SECTION 12.       DAMAGE AND DESTRUCTION...........................................................22
                  12.1 Partial Damage..............................................................22
                  12.2 Destruction.................................................................22
                  12.3 Rent Abatement..............................................................23
SECTION 13.       EMINENT DOMAIN...................................................................23
                  13.1 Partial Taking..............................................................23
                  13.2 Total Taking................................................................24
                  13.3 Sale in Lieu of Condemnation................................................24
SECTION 14.       LIENS AND IDEMNIFICATION.........................................................24
                  14.1 Liens.......................................................................24
                  14.2 Indemnification.............................................................25
SECTION 15.       QUIET ENJOYMENT..................................................................25
SECTION 16.       ASSIGNMENT AND SUBLETTING........................................................25
                  16.1 Landlord's Consent Required.................................................25
                  16.2 Landlord's Right to Terminate Lease.........................................25
                  16.3 No Release of Tenant........................................................26
                  16.4 Corporate and Partnership Transaction.......................................26
                  16.5 Documentation...............................................................27
SECTION 17.       DEFAULT..........................................................................27
                  17.1 Default in Rent.............................................................27
                  17.2 Violation of Section........................................................27
                  17.3 Default in Other Covenants..................................................27
                  17.4 Bankruptcy, Etc.............................................................27
                  17.5 Abandonment.................................................................28
SECTION 18.       REMEDIES ON DEFAULT..............................................................28
                  18.1 Termination.................................................................28
                  18.2 Reletting...................................................................28
                  18.3 Damages.....................................................................28
                  18.4 Right to Sue More than Once.................................................29
                  18.5 Remedies Cumulative.........................................................29
SECTION 19.       DEFAULT OF LANDLORD..............................................................29
SECTION 20.       SUBORDINATION....................................................................29

SECTION 21.       SIGNS AND DIRECTORIES............................................................30
                  21.1 Tenant's Signs..............................................................30


                  21.2 Tenant Identifier Sign; Director............................................31
SECTION 22.       SURRENDER AT TERMINATION.........................................................31
                  22.1 Condition of Premises.......................................................31
                  22.2 Fixtures....................................................................31
                  22.3 Holdover....................................................................31
SECTION 23.       NO BROKER........................................................................32
SECTION 25.       MISCELLANEOUS....................................................................32
                  25.1 Memorandum of Lease.........................................................32
                  25.2 Estoppel Certificate........................................................32
                  25.3 Landlord's Interest.........................................................33
                  25.4 Severability................................................................33
                  25.5 Headings....................................................................33
                  25.6 Incorporation of Prior Agreements; Amendments...............................33
                  25.7 Waivers.....................................................................33
                  25.8 Covenants and Conditions....................................................34
                  25.9 Merger......................................................................34
                  25.10 Tenant Liability...........................................................34
                  25.11 Authority to Enter into Lease..............................................34
                  25.12 Attorney Fees..............................................................34
                  25.13 Notices....................................................................34
                  25.14 Succession.................................................................35
                  25.15 Entry for Inspection.......................................................35
                  25.16 Interest on Rent and Other Charges or Expenditures.........................35
                  25.17 Amendments to Statutes, Etc................................................35
                  25.18 Governing Law..............................................................35
SECTION 26.       SATELLITE DISH...................................................................35
SECTION 27.       EXTENSION OF THE LEASE TERM......................................................36
                  27.1 Tenant's Obligation to Extend Lease I or Lease II ..........................36
                  27.2 Tenant's Option to Extend Lease Term........................................36
                  27.2.1 Negotiated Monthly Base Rate..............................................36
                  27.2.2 Arbitrated Monthly Base Rate..............................................36
                  27.3 Landlord's Option to Extend Lease...........................................37
                  27.4 Expiration Limitation.......................................................38
SECTION 28.       OPTION TO LEASE 20475 NW AMBERWOOD DRIVE.........................................38
SECTION 29.       THIN FILM LAB AGREEMENT..........................................................38
SECTION 30.       PARKING..........................................................................38
SECTION 31.       BUILDING MODIFICATION FOR SKYBRIDGE,
                  LOADING DOCK AND STORAGE AREA....................................................38
SECTION 32.       RIGHT OF FIRST OPPORTUNITY TO LEASE
                  ADDITIONAL SPACE.................................................................39
                  32.1 Expansion Conditions........................................................39
                  32.1.1 No Default................................................................39
                  32.1.2 Financial Requirements....................................................40

                  32.1.3 UDP Space.................................................................40
                  32.2 UDP Expansion...............................................................40
                  32.3 Right of First Opportunity..................................................40


SECTION 33.       CONDITION PRECEDENT..............................................................42





EXHIBIT A         PREMISES FLOOR PLAN AND LOCATION KEY...............................................
EXHIBIT B         AMBERGLEN BUSINESS CENTER COMMON AREAS.............................................
EXHIBIT C         TENANT IMPROVEMENTS................................................................
EXHIBIT C-1       NORTHWEST CAMPUS INTERIOR IMPROVEMENT
                  SPECIFICATIONS.....................................................................
EXHIBIT D         SUMMARY COVENANTS, CONDITIONS AND
                  RESTRICTIONS.......................................................................
EXHIBIT E         RULES AND REGULATIONS..............................................................
EXHIBIT F         20475 OPTION TO LEASE AGREEMENT....................................................
EXHIBIT G         THIN FILM LAB AGREEMENT............................................................
EXHIBIT H         PARTIAL SITE PLAN FOR SKYBRIDGE AND LOADING
                  DOCK...............................................................................
EXHIBIT I         PROMISSORY NOTE....................................................................
EXHIBIT J         HAZARDOUS SUBSTANCES AND MATERIALS.................................................
EXHIBIT K         VANILLA BOX IMPROVEMENTS...........................................................

                            AMBERGLEN BUSINESS CENTER
                                OFFICE/FLEX LEASE

1.       PARTIES.

         This Lease, dated for reference purposes only August 20, 1997 ("Effective Date"), is made by and between AMBERJACK, LTD., an Arizona corporation ("Landlord") and Cascade Microtech, Inc., an Oregon corporation ("Tenant").

2.       SUMMARY OF BASIC TERMS.

         As used in this Lease, the following terms shall have the meanings set forth below, subject to the qualifications, adjustments and exceptions set forth elsewhere in this Lease:

         (a) PREMISES: The space on the second floor of the Building, designated as Suite 200, and located substantially as shown on the floor plan attached hereto as Exhibit "A".

         (b) BUILDING: The office/flex/light manufacturing building and associated parking and access areas located at 1875 N.W. Amberbrook Drive, Hillsboro, Oregon, including all lobbies, office, manufacturing and other space totaling 63,793 rentable and 55,840 usable square feet, to be built by Landlord substantially in accordance with the Revised Construction Documents dated June 17, 1997, prepared by Ankrom Mosian Associated Architects ("Building Plans"), pursuant to building permit number 20790 issued July 11, 1997, ("Building Permit"), subject to modification and changes in the Building Plans that do not substantially change the Building footprint or basic materials or construction.

         (c) AMBERGLEN BUSINESS CENTER COMMON AREAS: The land (developed and undeveloped) as shown on Exhibit "B" attached.

         (d) PERMITTED USE: Office; marketing; research and development; engineering; shipping and receiving; and ancillary functions for the design, light manufacturing and machining of electronic testing systems utilized in the computer industry.

         (e) LEASE TERM: Ten (10) years and zero (0) months subject to extension as set forth in Section 27.

         (f) SCHEDULED COMMENCEMENT DATE: June 1, 1998.

         (g) EXPIRATION DATE: May 31, 2008.

         (h) MONTHLY BASE RENT: Months 1 through 60: Sixteen Thousand Three Hundred Twenty and 00/100 Dollars ($16,320.00) based on a base rent per square foot per month of $0.96; Months 61 through 120: Nineteen Thousand Two Hundred Ten and 00/100 Dollars ($19,210.00) based on a base rent per square foot per month of $1.13; renewal term months 121 through 180: Twenty-two Thousand Six Hundred Ten and 00/100 Dollars ($22,610.00) based on a base rent per square foot per month of $1.33. Monthly Base Rent for any period after the 180th month (during a renewal period) shall be established through the process


1 - AMBERGLEN STANDARD LEASE FORM - LEASE II specified in Section 27.2.1 and 27.2.2 of this Lease. Tenant acknowledges that any lease term greater than 120 months is not part of the initial Lease Term, and that in order to secure rights to the Premises after the 120th month, the Lease Term will need to be extended pursuant to Section 27 of this Lease.

         (i) INITIAL RENTABLE AREA OF PREMISES: 17,000 sq. ft., or more as provided in Section 3.5.

         (j) SECURITY DEPOSIT: [Alternative provisions are set forth in Section 6.2, plus first month's Monthly Base Rent].

         (k) TENANT'S GUARANTOR: N/A.

         (l) LANDLORD'S ADVISOR: Cushman & Wakefield of Oregon, Inc.

         (m) TENANT'S ADVISOR: Corporate Realty Advisors, Inc.

         (n)  LANDLORD'S ADDRESS FOR NOTICES:

                  Birtcher Property Services
                  27611 La Paz Road
                  P.O. Box 30009
                  Laguna Niguel, California  92607-0009
                  Attn:  Director of Property Management

                  Copy to:

                  Birtcher Property Services
                  1600 N.W. Compton Drive
                  Suite 109
                  Beaverton, Oregon   97006

         (O)      TENANT'S ADDRESS FOR NOTICES:

                  Cascade Microtech, Inc.
                  1875 N.W. Amberbrook Drive, #200
                  Beaverton, Oregon  97005



                  Copy to:

                  Christopher T. Matthews
                  Ater Wynne Hewitt Dodson & Skerritt, LLP


2 - AMBERGLEN STANDARD LEASE FORM - LEASE II

                  222 SW Columbia, Suite 1800
                  Portland, Oregon  97201


3.       PREMISES.

         3.1 GRANT OF PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord those certain Premises stated above situated in the County of Washington, City of Hillsboro, State of Oregon (hereinafter referred to as the "Premises").

         3.2 OFFICE/FLEX/LIGHT MANUFACTURING BUILDING. The Premises, together with and including other property owned by Landlord, comprise an office/flex/light manufacturing building (hereinafter referred to as the "Building"). Tenant's use and occupancy of the Premises shall include the use, in common with others, of the AmberGlen Business Center Common Areas, but excepting therefrom and reserving unto Landlord the exterior faces of all exterior walls, the roof and the right to install, use and maintain where necessary in the Premises all pipes, ductwork, conduits and utility lines through hung ceiling space, partitions, beneath the floor or through other parts of the Leased Premises. Buildings located in AmberGlen's Northwest Campus as shown on Exhibit "A" ("Northwest Campus") shall be connected by underground conduit through which fiber optic and other types of data/communications networking is accessible. The Premises includes one (1) four-inch (4") conduit which connects the Building to the 2430 Building located within AmberGlen at 2430 NW 206th Avenue; and shall include one (1) four-inch (4") conduit which connects the Building to the 20475 Building within AmberGlen at 20475 NW Amberwood Drive, but only if Tenant exercises the 20475 Building Option identified in Section 28 of this Lease.

         3.3 RENTABLE AREA. With respect to each floor of the Building, the "Rentable Area" of a floor shall follow the BOMA standard method for measuring floor area in office buildings, and shall mean the total area of the floor enclosed by the dominant portion, minus the major vertical penetrations on that same floor. The term "dominant portion" means the portion of the outside finished surface of the permanent outside building wall which is fifty percent (50%) or more of the vertical floor-to-ceiling dimension, at the given point being measured as one moves horizontally along the wall. The term "finished surface" shall mean a wall, including glass, as prepared for tenant use, excluding the thickness of any special surfacing materials such as paneling, furring strips and/or carpet. The term "major vertical penetrations" shall mean the area of stairs, elevator shafts, flues, pipe shafts, vertical ducts and the like, and their enclosing walls on that floor. Not included are (i) vertical penetrations built for the private use of a tenant occupying more than one floor, (ii) structural columns, (iii) openings for vertical electrical cable or telephone distribution, and (iv) openings for plumbing lines. For any disputes regarding Rentable Area, the parties shall be bound by the definition of that term, and the other defined terms used in that definition, as set forth in BOMA, Standard Method for Measuring Floor Area in Office Buildings, 1996 ANSI/BOMA
Section 65.1-1996.


3 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         3.4 ACCEPTANCE OF PREMISES. The space plans ("Plans") for the tenant improvements to be performed by Landlord ("Tenant Improvements") and the terms under which they are to be finalized and executed are attached to this Lease as Exhibit "C". Except as otherwise provided in Exhibit "C", Landlord shall, at its expense, construct Tenant Improvements as provided in Section 1 of this Lease and upon such acceptance, Tenant shall be deemed to have accepted the Premises in its then condition and subject to all applicable recorded covenants, conditions and restrictions and all applicable zoning, municipal, county, state and federal laws, ordinances and regulations governing and regulating the use of Premises. Landlord agrees that the Tenant Improvements shall be built by Landlord to comply with all codes applicable to the Tenant Improvements and in effect on the Commencement Date (as defined herein). Landlord may rely on and Tenant shall accept issuance of a final occupancy permit as evidence that this Lease requirement has been met. Landlord agrees further that on the Commencement Date the water, sewage, gas, electrical, mechanical, heating, ventilating and air conditioning systems of the Premises will be in good working condition. Landlord has not made and does not make any representations as to suitability of the Leased Premises for the conduct of Tenant's business except as described in
Section 2(d).

         3.5      ADDITIONAL INITIAL RENTABLE AREA.

                  3.5.1 EXPANSION OF INITIAL RENTABLE AREA. Tenant shall have until October 17, 1997 ("Initial Space Expansion Period"), to increase the number of rentable square feet of Initial Rentable Area within the Building, up to and including the entire balance of the Building ("Expanded Initial Rentable Area"). The Expanded Initial Rentable Area shall be adjacent to the Initial Rentable Area and shall be considered as part of the Initial Rentable Area for all purposes under this Lease. If Tenant elects to rent part or all of the Building pursuant to this Section 3.5, it shall give Landlord written notice to that effect ("Initial Space Expansion Notice") on or before the expiration of the Initial Space Expansion Period. The Initial Space Expansion Notice shall specify the amount and location of the Expanded Initial Rentable Area and describe the basic tenant improvements requested by Tenant within such area. The tenant improvements within the Expanded Initial Rentable Area shall be treated in the same manner as the Tenant Improvements described in Exhibit "C", including Tenant Improvement Allowance, space planning, preparation of Working Drawings, cost estimation, construction and payment. If Tenant has not given the Initial Space Expansion Notice within the Initial Space Expansion Period, the Tenant's right to expand pursuant to this Section 3.5 shall automatically expire without notice or further action by Landlord.

                  3.5.2 ALTERNATE INITIAL RENTABLE AREA EXPANSION METHOD. After the Initial Space Expansion Period, Landlord will make reasonable efforts to first lease space within the Building that is not contiguous to the Premises shown on Exhibit "A", and to keep Tenant reasonably informed concerning leasing activity regarding the Building. Any space within the Building that is not the subject of a signed letter of intent with another Tenant, up to the Commencement Date of this Lease, may be added to the Initial Rentable Area and upon such addition, shall be considered as part of the Initial Rentable Area and subject to all terms and conditions of this Lease.


4 - AMBERGLEN STANDARD LEASE FORM - LEASE II

                  3.5.3 AMENDMENT TO LEASE. Upon expansion of the Initial Rentable Area pursuant to Section 3.5.1 or 3.5.2 above, the Landlord and Tenant shall execute an amendment to this Lease which specifies (i) the location and actual square footage of the additional Rentable Area and (ii) the revised Monthly Base Rent amount resulting from addition of the space.

4.       TERM.

         4.1 LEASE TERM. The term ("Term") of this Lease is stated above in 2 (e), and subject to Tenant's 365-Day and 180-Day Termination Option provided for in this Section 4.1, shall commence on the Scheduled Commencement Date unless the Premises are not "Ready for Occupancy" as hereinafter defined, on the Scheduled Commencement Date, in which case the commencement and termination dates of the Lease shall be adjusted accordingly based on the date the Premises are Ready for Occupancy. Excepting Tenant's 365-Day Termination Option and 180-Day Termination Option as they are defined in this Section 4.1, the deferral of Tenant's rental obligation with respect to the Premises shall be in full satisfaction of any and all rights which Tenant might otherwise have as a result of the delayed commencement date of the Lease Term hereof. "Ready for Occupancy" as used herein shall mean the date that landlord shall have substantially completed the work to be performed by Landlord as set forth in Exhibit "C", as certified to by Landlord's architect, and a Certificate of Occupancy has been issued by the City of Hillsboro, but in no event earlier than July 1, 1998. The date the Premises are Ready for Occupancy shall be the "Commencement Date" of this Lease. If the commencement of the Lease Term is delayed as aforesaid and the Commencement Date would otherwise occur on a day other than the first day of the month, such Commencement Date shall be further delayed until the first day of the following month and Tenant shall pay proportionate Rent at the same monthly rate set forth herein (also in advance) for such partial month. In the event the Commencement Date is delayed, the expiration of the Term hereof shall also be delayed so that the Lease Term will continue for the full period set forth above. As soon as the Lease Term commences, Landlord and Tenant shall execute an amendment to this Lease, which may be required by either party, setting forth the exact "Commencement Date" and expiration date of the Lease Term. Subject to force majeure (as defined in Section 4.5 of this Lease) and Tenant Delay (as defined in Exhibit "C" of this Lease), if Landlord fails to have the Premises Ready for Occupancy within 180 days from the Scheduled Commencement Date specified in Section 2(f) of this Lease, then Tenant shall have the option (exercisable within the thirty (30) day period after the 180th day or such later day determined by operation of the force majeure or Tenant Delay following the Scheduled Commencement Date) to terminate this Lease ("180-Day Termination Option"). Subject to Tenant Delay, if Landlord fails to have the Premises Ready for Occupancy within 365 days from and after the Scheduled Commencement Date, then Tenant shall have the option (exercisable in writing within the thirty (30) day period after the 365th day following the Scheduled Commencement Date) to terminate this Lease ("365-Day Termination Option"). Excepting the 365-Day and 180-Day Termination Options, this Lease shall not be terminable by Tenant, and Tenant shall in no event be entitled to an abatement or reduction of Rent except as expressly set forth in Section 12.3 or Section 13.1. Additionally, Landlord shall not be liable to Tenant for damages in the event landlord cannot deliver the Premises on the Scheduled Commencement Date, or by the 365th day after the Scheduled Commencement Date, defined in Section 2 (f) of this Lease.


5 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         4.2 EARLY POSSESSION. Tenant shall be allowed access to the Building thirty (30) days prior to the Commencement Date of the Lease (which occurs on a date determined by operation of Section 4.1) and payment of Rent for the purpose of manufacturing process fit-up and testing. In conjunction with preparation of the Working Drawings specified in section 2.2 of Exhibit "C", Landlord and Tenant shall develop a detailed construction schedule that reasonably identifies the phases in which the Tenant Improvements are to be constructed ("TI Schedule") with the intent that Tenant's light manufacturing space be built out early during construction of the Tenant Improvements for the purpose of enabling Tenant to smoothly transition its existing operation into the Premises. Landlord agrees to use reasonable best efforts to cause its contractor to construct the Tenant Improvements in substantial conformance with the TI Schedule with the intention of delivering the first phase(s) to Tenant approximately thirty (30) days prior to the date the Premises are expected to be Ready for Occupancy in order to permit Tenant to conduct fit-up and testing, subject to Tenant's coordination of such efforts with landlord and its contractor, and provided that Tenant's activities during fit-up and testing do not unreasonably interfere with Landlord's completion of the Tenant Improvements. If Tenant avails itself of such early access for fit-up and testing, Tenant agrees to observe and perform all the provisions of this Lease, except requiring payment of Rent. If Landlord believes it will be unable to deliver the Premises to Tenant by the Scheduled Commencement Date, it shall give Tenant thirty (30) days' prior written notice to that effect. Landlord shall make reasonable best efforts to give Tenant thirty (30) days written notice of the date Landlord reasonably anticipates the Premises will be Ready for Occupancy.

If, prior to commencement of the Lease Term, Tenant uses or occupies the Premises or any part thereof with landlord's prior written consent, for the purpose of completing alterations to the Premises, Tenant agrees to observe and perform all the provisions of this Lease, except those which require payment of Rent; provided, however, if Tenant commences business (fit-up and testing do not constitute business) in any part of the Premises prior to commencement of the Lease Term, Tenant shall pay Landlord an occupation Rent for such part of the Premises for each day prior to commencement of the term, calculated on the basis of the per diem rental and all other sums which would be due to Landlord from Tenant if the term had then commenced, including its percentage share of annual Common Area Expenses.

         4.3 TENANT DELAYS. The Commencement Date shall not be delayed or postponed due to Tenant Delays (as defined in Exhibit "C" to this Lease), and the Term, Tenant's obligations to pay Rent and all of Tenant's other obligations under this Lease shall commence upon the date which would have been the Commencement Date, but for Tenant delays.

         4.4      LEASE TERM EXTENSIONS.  (See Section 27 below.)

         4.5 FORCE MAJEURE. The time during which Landlord is prevented or delayed in making the Premises Ready for Occupancy, or the time during which Landlord is prevented or delayed in the performance of constructing the Tenant Improvements, due to matters that are beyond the Landlord's reasonable control, including, without limitation, inclement


                              6 - AMBERGLEN STANDARD LEASE FORM - LEASE II
weather which materially delays completion of construction, fire, catastrophe, strikes, civil commotion, acts of God or the public enemy, acts or omissions of cities, counties or other governmental agencies, or the inability to obtain standard building materials. Any time of such delay shall be added to Landlord's time for performance of its obligations pursuant to this Lease, and Landlord shall have no liability to the Tenant by reason thereof. In the event Landlord is delayed in making the Premises Ready for Occupancy because of an inability to obtain standard building materials, Landlord will use reasonable best efforts to notify Tenant to that effect for the purpose of allowing Landlord and Tenant an opportunity to determine whatever substitute materials may be incorporated into the work.

5.       USE.

         5.1 PERMITTED USE. Tenant shall use the Premises solely for the use stated in 1(d) and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

         5.2 RESTRICTIONS ON USE. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will:
(a) increase the existing rate of, cause the cancellation of or otherwise adversely affect any insurance for the Building or any part thereof of any of its contents; (b) impair the proper and economic maintenance, operation and repair of the Building or any portion thereof; (c) obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them; or (d) cause any nuisance in or about the Premises, the Building or AmberGlen Business Center Common Areas. Tenant shall not use or allow any part of the Premises to be used for the storage, manufacturing or sale of food or beverages or for the retail sale or auction of merchandise, goods or property of any kind, or as a school or classroom (other than for employee training), or for any unlawful or objectionable purpose. Tenant shall not commit or allow to be committed any waste to the Premises, the Building or AmberGlen Business Center Common Areas.

         5.3 COMPLIANCE WITH LAWS. Tenant shall not use the Premises or permit anything to be done in or about the Premises, the Building or AmberGlen Business Center Common Areas which will in any way conflict with any law, statute, ordinance, code, rule, regulation, requirement, license, permit, certificate, judgment, decree, order or direction of any governmental or quasi-governmental authority, agency, department, board, panel or court (singularly and collectively "Laws"). Prior to exercising Landlord's remedies pursuant to Section 18 of this Lease, Landlord will give Tenant notice of any default of its obligations under this Section and an opportunity to cure the default as more specifically set out in Section 17.3. Tenant shall, at its expense, promptly comply with all Laws which are now in effect or which may hereafter be in effect and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises with respect to the Tenant Improvements located in or about the premises or with respect to the Building or common areas on the floor or floors on which the Premises are located. However, at Landlord's option, Landlord shall have the right to complete such required modifications to the Premises or common areas, for the account of Tenant, which costs shall be treated as Additional Rent (as that term is defined in Section 6.3 of this Lease). If the estimated cost


7 - AMBERGLEN STANDARD LEASE FORM - LEASE II of such work exceeds Ten Thousand Dollars ($10,000.00), Landlord shall have the work competitively bid by three (3) contractors selected by Landlord, and award a contract for the work to the lowest responsive and responsible bidder. Tenant shall obtain and maintain in effect during the Lease Term all licenses and permits required for the proper and lawful conduct of Tenant's business in the Premises, and shall at all times comply with such licenses and permits. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding (whether Landlord is a party or not) that Tenant has violated any Laws shall be conclusive of that fact as between Landlord and Tenant.

         5.4 LANDLORD'S RULES AND REGULATIONS. Tenant shall observe and comply with the Building rules and regulations which are in effect on the date thereof (a copy of which is attached hereto as Exhibit "E") and such reasonable amendments and additions thereto as Landlord may, from time to time, promulgate. Landlord shall not be responsible for the non-performance of said rules and regulations of any other tenants of the Building.

         5.5 HAZARDOUS SUBSTANCES. Tenant shall not cause or permit the release, discharge, or disposal nor the presence, use, transportation, generation, or storage of any Hazardous Material (as hereafter defined) in, on, under, about, to, or from the Premises by either Tenant, Tenant's employees, agents, contractors, or invitees (collectively the "Tenant") other than (i) the use of such materials in de minimus quantities reasonably necessitated by the Tenant's regular business activities; (ii) those referred to and used (in existing quantities and through existing processes) on the attached Exhibit "J"; or (iii) those subsequently approved in writing by Landlord in its reasonable discretion; such materials shall be used, stored and transported from the premises in strict accordance with this Section 5.5 and the restrictions and limitations set forth on Exhibit "J". For purposes of this Section 5.5, Landlord's discretion shall be deemed reasonable if materials proposed by Tenant are more toxic or hazardous, used in greater quantities or used through different processes, than those referred to in Exhibit "J".

Tenant further agrees and covenants to Landlord, its agents, employees, affiliates and shareholders (collectively the "Landlord") the following:

         1. To comply with all Environmental Laws in effect, or may come into effect, applicable to the Tenant or Tenant's use and occupancy of the Premises;

         2. To immediately notify Landlord, in writing, of any existing, pending or threatened (a) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws; (b) third party claims; (c) regulatory actions; and/or (d) contamination of the Premises;

         3. Tenant shall, at Tenant's expense, investigate, monitor, remediate, and/or clean up any Hazardous Material or other environmental condition on, about, or under the Premises required as a result of Tenant's use or occupancy of the Premises;

         4. To keep the Premises free of any lien imposed pursuant to any Environmental Laws; and


8 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         5. To indemnify, defend, and save Landlord harmless from and against any and all claims (including personal injury, real, or personal property damage), actions, judgments, damages, penalties, fines, costs, liabilities, interest, or attorney fees that arise, directly or indirectly, from Tenant's violation of any Environmental Laws or the presence of any Hazardous Materials on, under or about the Premises.

The Tenant's obligations, responsibilities, and liabilities under this Section shall survive the expiration of the Lease.

For purposes of this Section the following definitions apply:

"Hazardous Materials" shall mean: (1) any "hazardous waste" and/or "hazardous substance" defined pursuant to any Environmental Laws; (2) asbestos or any substance containing asbestos; (3) polychlorinated biphenyls; (4) lead; (5) radon; (6) pesticides; (7) petroleum or any other substance containing hydrocarbons; (8) any substance which, when on the Premises, is prohibited by any Environmental laws; (9) petroleum; and (10) any other substance, material, or waste which (i) by any Environmental Laws requires handling or notification of any governmental authority in its collection, storage, treatment, or disposal or (ii) is defined or classified as hazardous, dangerous or toxic pursuant to any legal requirements.

"Environmental Laws" shall mean: any and all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements, relating to human health or safety or to the environment, including, but not limited to, those applicable to the storage, treatment, disposal, handling and release of any Hazardous Materials, all as amended or modified from time to time.

6.       RENT.

         6.1 RENT. Without any prior notice, demand, offset or deduction, Tenant shall pay the Monthly Base Rent, the Additional Rent and Taxes and any other costs or expenses as required by this Lease in accordance with the Terms of this Lease.

Rent shall be payable without offset on or before the first day of each calendar month to Landlord's managers in advance at Birtcher Property Services, 27611 La Paz Road, P.O. Box 60009, Laguna Niguel, California 92607-0009 or such other place as may be designated by Landlord from time to time.

         6.2 SECURITY DEPOSIT AND ADVANCE RENT. Concurrent with execution of this Lease (for purposes of this Lease, "Lease II"), Tenant has executed a Lease (for purposes of this Lease, "Lease I") of all space in an office/flex building located at 2430 NW 206th Avenue, Hillsboro, Oregon. To secure Tenant's compliance with all of the terms and provisions of this Lease II, and with all of the terms and provisions of Lease I, Tenant shall provide Landlord one security deposit of either:


9 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         6.2.1 An unconditional, irrevocable letter of credit for a period of twelve (12) years (and if the Term of this Lease is extended by Landlord or Tenant, then for the entire period of such extension), in the amount of Two Hundred Fifty Thousand and 00/100 dollars ($250,000.00) in a form and from an institution acceptable to Landlord or;

         6.2.2 A cash security deposit equal to $0.96 multiplied by the sum of the rentable square footage leased in Lease I and Lease II, plus fifty percent (50%) of the cost of the building site modifications as described in
Section 31 hereof; provided, however, the total cash security deposit shall not exceed Two Hundred Thousand and 00/100 Dollars ($200,000.00).

If the cash security deposit method is elected by Tenant, it shall be paid to Landlord one-half (1/2) upon execution of Lease I and Lease II, and one-half (1/2) when Landlord commences construction of the Tenant Improvements pursuant to either Lease I or Lease II. If the letter of credit method is elected y Tenant, the letter of credit shall be delivered to Landlord upon execution of Lease I and Lease II. Only one of the security deposits required by Lease I and Lease II shall be required to secure Tenant's performance of both Leases.

Provided Tenant has never been in monetary default of Lease I and/or Lease II during the initial thirty-six (36) months following the Commencement Date of each Lease, and provided Tenant has never been in non-monetary default of Lease I and/or Lease II during either of said thirty-six (36) month periods which has not been cured as provided in either such Lease, a portion of any cash security deposit provided pursuant to this Section 6.2.2 shall be refundable within thirty (30) days after the thirty-seventh (37th) month following the Commencement Date of Lease II, provided that Tenant demonstrates to Landlord that Tenant has received in the amount not less than Fifty Million Dollars and 00/100 ($50,000,000.00) market capitalization (meaning the fair market value of all outstanding shares of Tenant's stock during the entirety of the 37th month). The amount of cash security deposit refundable pursuant to this Section 6.2 shall be the amount of cash deposited that exceeds the sum of all Rentable Area leased in Lease I and Lease II multiplied by Ninety-Six Cents ($0.96).

Landlord shall have the right to offset against the deposit any sums owing from Tenant to Landlord not paid when due, any damages caused by Tenant's default, the cost of curing any default by Tenant should Landlord elect to do so, and the cost of performing any repair or cleanup that is Tenant's responsibility under this Lease. Offset against the deposit shall not be an exclusive remedy, but may be made by Landlord in its sole and unlimited discretion, in addition to and not exclusive of any right or remedy provided by law of this Lease. Landlord shall give notice to Tenant each time an offset is claimed against the deposit, and, unless the Lease is terminated, Tenant shall within ten (10) calendar days following such notice deposit with Landlord a sum equal to the amount of the offset so that the total deposit amount, net of offset, shall remain constant throughout the Term.

Landlord shall not be required to segregate any security deposit made by Tenant, but may commingle any security deposit with the Landlord's other funds and accounts. Landlord shall place the deposit in one or more federally-insured interest-bearing savings accounts, the nature of which shall be selected by Landlord in its commercially reasonable discretion.


10 - AMBERGLEN STANDARD LEASE FORM - LEASE II

The interest from any cash security deposit made pursuant to Section 6.2.2 shall accrue to Tenant and, at Landlord's option, may be paid to Tenant on or before January 31 of each year the deposit is held or credited annually to the Operating Expenses Reconciliation pursuant to Section 6 hereof. If Landlord sells its interest in the Premises, Landlord may deliver any cash deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

In addition to the Security Deposit, the first month's rent shall be paid thirty
(30) days prior to the date the Premises is Ready for Occupancy (as that term is defined in Section 4.1), which date shall be determined by Landlord based on the progress of construction of the Tenant Improvements, and provided to Tenant.

         6.3      ADDITIONAL RENT.

         6.3.1 This is a "net" lease. Excepting the Monthly Base Rent and those items which this Lease expressly requires Landlord to pay, all deposits, costs, charges and expenses which Tenant assumes, agrees or is required to pay under this Lease shall be deemed "Additional Rent." The Monthly Base Rent, together with the Additional Rent is sometimes collectively referred to in this Lease as "Rent." Tenant shall not be charged for the use of inter-building conduit during the initial or extension term of this Lease.

         6.3.2 If any installment of Monthly Base Rent or any other payment of Rent is not paid when due, in addition to any other consequence or charge arising out of such late payment, Tenant shall pay to Landlord a late fee of five percent (5%) of the amount of such Monthly Base Rent, Additional Rent, Rent or other charge ("Late Fee"). The Late Fee shall be due and payable to Landlord at the address shown in Section 2(h) of this Lease, thirty (30) days after the date such Late Fee accrues, which date shall be the date of payment default.

         6.4 DEFINITION OF OPERATING EXPENSES. The term "Operating Expenses" shall include all costs for the operation, repair and maintenance of the Building and AmberGlen Business Center Common Areas incurred by Landlord on account of operating and maintenance of the Building and AmberGlen Business Center Common Areas and the real property on which it is situated. Landlord agrees to make reasonable efforts to minimize operating costs by taking advantage of cash discounts, trade discounts or quantity discounts actually received by Landlord or its management representative, insofar as such efforts are not inconsistent with Landlord's intent to operate and maintain the Building and AmberGlen Common Area in a first-class manner. Operating expenses may include, but shall not be limited to:

         6.4.1 All taxes (except franchise, estate, inheritance, net income and excess profit taxes), assessments, purchases, water and sewer rents, and other governmental impositions and charges whatsoever which may create a statutory lien upon the Premises, the Building or AmberGlen Business Center Common Areas, which are assessed, levied or imposed during the term of this Lease, surcharges levied upon or assessed against parking space or areas, and any tax, levy or license fee measured by the rent payable to Tenant under this


11 - AMBERGLEN STANDARD LEASE FORM - LEASE II

Lease which may be in lieu of or in addition to current taxes (except Landlord's net income taxes), or any obligation to any governmental entity assessed upon Landlord as a result of its ownership or operation and all reasonable costs and expenses incurred by Landlord in contesting or negotiating the same with governmental authority if Landlord, in its reasonable discretion, elects to contest or negotiate the same.

         6.4.2 All costs and expenses to Landlord in maintaining fire and extended coverage insurance including all risk endorsement on the property, public liability, rent loss insurance, difference in conditions and any other insurance maintained by Landlord covering the use and operation of the Building and AmberGlen Business Center Common Areas, the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Building (all such insurance shall be in such amounts as Landlord may reasonably determine).

         6.4.3 All costs and expenses of repairing, replacing, operating and maintaining the heating, ventilating and air conditioning systems for the Building, including maintenance contracts therefor and the cost of all utilities (that are not separately metered to Tenant) required in operating all such systems, except those required to be paid directly by a tenant of the Building.

         6.4.4 All costs and expense to Landlord in providing standard services and utilities to tenants of the Building, including common area janitorial services, window washing and utilities not separately metered; together with the costs of replacement of electric light bulbs and florescent tubes and ballasts, which Landlord shall have the exclusive right to provide and install at Tenant's sole cost and expense.

         6.4.5 Costs incurred by accountants and experts or other consultants to assist the accountants in making the computations required hereunder.

         6.4.6 All costs and expenses incurred by Landlord in operating, managing (including administrative costs), maintaining and repairing the Building and AmberGlen Business Center Common Areas, including all sums expended in connection with the common areas for general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services, window washing, maintenance and repair of elevators, stairways, sidewalks, curbs and Building signs, sprinkler systems, planting and landscaping, lighting and other utilities; maintenance and repair of any fire protection systems, automatic sprinkler systems, lighting systems, storm drainage systems and any other utility systems; cost of all supplies and personnel to implement such services and to police the Building and AmberGlen Business Center Common Areas; rental and/or depreciation of machinery and equipment used in such maintenance and services; security and fire protection services; trash removal services; all costs and expenses pertaining to snow and ice removal, alarm systems, patrol service, utilities, premiums and other costs for workers' compensation insurance, wages, withholding taxes, social security taxes, personal property taxes, fees for required licenses and permits, supplies and charges for management of the Building and AmberGlen Business


12 - AMBERGLEN STANDARD LEASE FORM - LEASE II

Center Common Areas and an overhead cost equal to five percent (5%) of the total Operating Expenses. Costs and expenses incurred by Landlord in operating, managing and maintaining the Building and AmberGlen Business Center Common Areas which are incurred exclusively for the benefit of specific tenants of the Building will be billed accordingly and will not be included within the Operating Expenses. Landlord, however, may cause any or all of said services to be provided by an independent contractor(s).

         6.4.7 Cost of capital improvements, structural repairs or replacements to the Building as deemed necessary by Landlord. The cost of any such improvement, repair or replacement deemed necessary by one other than Landlord shall be paid by Tenant as Additional Rent.

         6.5 EXCLUSIONS FROM OPERATING EXPENSES. Operating Expenses shall not include:

         6.5.1 Costs associated with the operating of the business of the ownership or entity which constitutes "Landlord," as distinguished from the costs of building operations, including, but not limited to, ownership accounting and legal fees, costs of defending any lawsuits with any mortgagee (except as the actions or omissions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants;

         6.5.2 Costs incurred in connection with the original construction of the Building or in connection with any major change in the Building, including but not limited to the addition or deletion of floors but excluding items specified in Section 6.4.7;

         6.5.3 Costs of alterations or improvements to the Premises or the premises of other tenants, but excluding items specified in Section 6.4.7;

         6.5.4 Depreciation, interest and principal payments on mortgages, and other debt costs, if any, but excluding items specified in Section 6.4.7;

         6.5.5 Costs of warranty work and costs of correcting defects in the original construction of the Building;

         6.5.6 Legal fees, space planners' fees, real estate brokers' leasing commissions, and advertising expenses incurred in connection with the original development or original leasing of the Building or future leasing of the Building;

         6.5.7 Costs for which Landlord is reimbursed by its insurance carrier or any tenant's insurance carrier;

         6.5.8 Any bad debt loss, rent loss, or reserves for bad debts or rent loss;

         6.5.9 The expense of extraordinary services provided to other tenants in the Building;


13 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         6.5.10 The wages of any employee who does not devote substantially all of his or her time to activities within AmberGlen;

         6.5.11 Fines, penalties, and interest except those that cannot reasonably be avoided;

         6.5.12 Capital expenditures required by Landlord's failure to comply with laws enacted on or before the date the building's Temporary Certificate of Occupancy is validly issued;

         6.5.13 Costs incurred by Landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is reimbursed for such costs:

         6.5.14 Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements, made for new tenants in the Building or Incurred in renovating or otherwise improving, decorating, painting or redecorating vacant rentable space for tenants or other occupants of the Building;

         6.5.15 Expenses in connection with services or other benefits for which Tenant is charged directly but which are provided to another tenant or occupant of the Building;

         6.5.16 Overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord, excluding Landlord's development and management representative, for services in the Building to the extent the same exceeds the reasonable costs of such services rendered by similarly qualified, experienced unaffiliated third parties on a competitive basis;

         6.5.17 Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services, but excluding items specified in
Section 6.4.7;

         6.5.18 All items and services for which Tenant or any other tenant in the Building reimburses Landlord;

         6.5.19 Electric power costs for which any tenant directly contracts (subject to conditions described in Section 8) with the local public service company;

         6.5.20   Building janitorial expenses unless provided by Landlord,

         6.6 COLLECTION OF ACTUAL TENANT CHARGES. Unless Landlord exercises the option contained in Section 6.7 below for a particular calendar year, Tenant shall pay actual Tenant Charges for each month of such calendar year immediately upon receipt of invoice from Landlord for such monthly Tenant Charges.

         6.7 COLLECTION OF TENANT CHARGES BASED ON ESTIMATES. For each calendar year of the Lease Term, Landlord shall, at its option, reasonably estimate the total Operating Expenses for the following calendar year. Tenant shall pay its proportionate share of the


14 - AMBERGLEN STANDARD LEASE FORM - LEASE II

Operating Expenses. In the event the Building and/or AmberGlen Business Center occupancy is not one hundred percent (100%), said Operating Expenses shall be adjusted to equal what the total Operating Expenses would be if the occupancy was one hundred percent (100%). Tenant's initial percentage or proportionate share of Operating Expenses for the Building and Building Common Areas is twenty-six and sixty-five one hundredths percent (26.65%); and Tenant's percentage share of Operating Expenses for the AmberGlen Business Center Common Areas is twenty-six and sixty-five one hundredths percent (26.65%) of such Operating Expenses charged to the Building. The percentage of AmberGlen Business Center Common Areas expenses charged to the Building is two and 58/100ths percent (02.58%). For each year of the Lease Term, Tenant shall pay Landlord in advance on or before the first day of each month, without demand or notice, one-twelfth (1/12th) of Tenant's share of the estimated annual Operating Expenses. If the terms of this Lease commences on a day other than the first day of a calendar month. Tenant shall pay to Landlord on the first day of the term, a sum determined by multiplying on e three-hundred-sixty-fifth (1/365th) of the Tenant's share of the estimated Operating Expenses by the number of days remaining in the first calendar month of the term. Any change in the Tenant's percentage or proportionate share of the Operating Expenses for the Building Common Area of the AmberGlen Common Area resulting from changes in (i) the Tenant's floor area, (ii) Building floor area, or (iii) total AmberGlen Business Center Common Area, shall be effective as of the first day of the month following the change.

         6.8 REESTIMATIONS. At any time from time to time during the term hereof, Landlord may furnish Tenant with written notice of a reestimation of the annual Operating Expenses to reflect more accurately, in Landlord's sole opinion, the current Operating Expenses. Commencing with the first day of the calendar quarter next succeeding delivery of such notice to Tenant, and continuing on the first day of each calendar month during the term (until subsequently reestimated), Tenant shall pay to Landlord one-twelfth (1/12th) of the Tenant's share of the estimated Operating Expenses, as reestimated.

         6.9 ANNUAL ADUSTMENTS. Within a reasonable time following the end of each calendar year during the Term of this Lease, Landlord shall furnish to Tenant an itemized statement certified as correct by Landlord, setting forth the total Operating Expenses for the preceding calendar year, the amount of Tenant's share of such Operating Expenses and the payments made by Tenant with respect to such calendar year. If Tenant's share of the actual Operating Expenses for such year exceeds the payment so made by Tenant, based on the Landlord's estimate, Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of said statement. If said payments by Tenant, based on Landlord's estimate, exceed Tenant's share of the actual Operating Expenses, Landlord will credit the amount of such overpayment against Tenant's next Operating Expense payment due. Until Tenant receives a statement setting forth the new amounts of Tenant's estimated share of Operating Expenses for the new calendar year ("New Statement"). Tenant shall continue to pay at the rate being paid for the year just completed. Tenant shall commence payment to Landlord of the estimated of Operating Expenses shown on the New Statement, beginning on the first day of the month following the month in which the New Statement is received.

         6.10 RECORDS AND AUDIT. Landlord agrees to maintain accurate records of the cost of items with respect to which Tenant is required to pay as Additional Rent in


15 - AMBERGLEN STANDARD LEASE FORM - LEASE II accordance with reasonably accepted accounting practices for similar projects. Landlord shall provide to Tenant reasonable detail of the calculations of the Operating Expenses ("Expenses Statement") as soon as reasonably practicable after the end of each calendar year ""Expenses Statement Date"). The Expenses Statement shall reflect total Operating Expenses for the Building and Common Area and all adjustments corresponding to the requirements set forth in this Lease. Landlord shall also provide in reasonable detail the calculations of Tenant's pro rata share of the Operating Expenses for the Building and Common Area and all adjustments corresponding to the requirements set forth in this Lease. For a period of sixty (60) days after Tenant is provided with the Expense Statement ("Audit Period"), Tenant shall have the right, at its own costs and expense, to audit or inspect Landlord's records with respect to Operating Expenses for that lease year. All of the information obtained through Tenant's audit, as well as any settlement, compromise or adjustment reached between Landlord and Tenant relative to the results of the audit shall be held in strict confidence by Tenant and its officers, agents (including any third-party auditor), directors, shareholders and employees. Tenant shall give Landlord not less than five (5) business days' prior written notice of its intention to conduct any such audit. In the event Tenant elects to audit Landlord's Operating Expense records, such audit, if conducted by a third party, may not be compensated by Tenant on a contingency fee basis. Landlord shall make such records available to Tenant, Tenant's designated employees or agents, for inspection during normal business hours. Tenant, Tenant's designated employees or agents, shall be entitled to make photostatic copies of such records, provided Tenant bears the expense of such copying. If, as a result of the audit, Tenant believes that Tenant's share of the Operating Expense has been overstated, written objection shall be delivered to Landlord specifying the claimed error(s). Such objection shall be delivered to Landlord within the thirty (30) day Audit Period or all objections will be deemed to have been waived by Tenant. If such audit discloses that the amount paid by Tenant as Tenant's share of Operating Expenses has been overstated, if Landlord agrees with the audit, Landlord shall repay such overpayment ("Expense Overpayment") to Tenant within thirty (30) days after the Audit Period. If the Expenses Overpayment is more than five percent (5%) of the variable Operating Expenses (not including Taxes or insurance), if Landlord agrees with the audit, then Landlord shall also pay Tenant's reasonable costs of audit at the same time. If Landlord disputes the audit, Landlord and Tenant shall mediate or arbitrate the dispute before a single arbitrator mutually selected by the Landlord and Tenant. If arbitrated, the Landlord and Tenant agree to be bound by the arbitrator's decision. If the arbitrator finds that the Expense Overpayment is more than five percent (5%) of the variable Operating Expenses (not including Taxes or insurance), then Landlord shall also pay Tenant's reasonable costs of audit and all arbitration costs within thirty (30) days of the date of decision. If, however, the arbitrator finds that there is no Expense Overpayment, then Tenant shall pay Landlord's reasonable costs related to the audit and all arbitration costs within thirty (30) days of the date of the decision.

7.       REPAIRS AND MAINTENANCE

         7.1      LANDLORD'S OBLIGATION. The following are the obligation of the
Landlord:


16 - AMBERGLEN STANDARD LEASE FORM - LEASE II

                  (a) Repair, maintenance and replacement of the Skybridge structure (see Section 31), and the roof, gutters, exterior walls (including painting), bearing walls, structural members and foundations of the Building.

                  (b) Repair and maintenance and replacement of the Skybridge structure (see Section 31), and the roof, gutters, exterior walls (including painting), bearing walls, structural members and foundations of the Building.

                  (c) Repair and maintenance of water, fire, sewage, gas, and electrical and mechanical systems service and conduits (see Section 3.1) from the public right-of-way to the exterior walls of the Building;

                  (d) Repair and maintenance of heating, ventilating and air conditioning (HVAC) systems which service the Premises as well as other parts of the Building.

                  (e) Maintenance and replacements of landscaping for the land on which the Building is situated and AmberGlen Business Center Common Area.

                  (f) Janitorial service for Building common areas of the Building.

         Although performance of the foregoing are the obligation of Landlord, the cost of all of the foregoing shall be a Tenant Charge shared on proportionate basis by Tenant as set forth in Section 6. Except as set forth in
Section 7.1, Landlord shall not otherwise be required to repair or maintain the Premises or perform any other duties with respect to the Premises.

         7.2      TENANT'S OBLIGATION. The following are the obligation of
Tenant:

                  (a) Repair and maintenance of the interior of the Premises, including without limitation keeping the interior of the Premises in a clean and sanitary condition free of debris; janitorial service for the Premises which will be arranged for by Tenant with Landlord's approval, which will not be unreasonably withheld; repair and maintenance of all plumbing within the Premises and repair of any damage resulting from water leaks; replacement of all glass in windows of doors of the Premises which become chipped, cracked or broken; and repair and/or replacement of lighting fixtures, ballasts or light bulbs; repair and maintenance of water, fire, sewage, gas, electrical and conduit systems within the Building.

                  (b) Any repair necessitated by the use, misuse, abuse, wrongful act, negligence or breach of or default under this Lease of or by Tenant, its agents, employees or invitees. Tenant shall not allow the Premises to deteriorate or fall out of repair.

                  (c) Any repairs or alternations required in order for Tenant to comply with Rules and Regulations as set forth in Exhibit "E".

                  (d) All repairs to and maintenance of the Premises other than repairs and maintenance which are the obligation of Landlord as stated in
Section 7.1.


17 - AMBERGLEN STANDARD LEASE FORM - LEASE II

                  (e) Any costs to install, repair or maintain Tenant's fiber optic cable and/or other types of data/communications networking, which cables or networks shall be installed in the underground conduit provided to Tenant by Landlord.

         7.3 REIMBURSEMENT FOR REPAIRS ASSUMED. If Tenant fails or refuses to make repairs which are required to be made by Tenant by this Section 7, Landlord will provide Tenant with a written notice stating repairs to be made. Tenant shall have ten (10) calendar days in which to complete said repairs. In the event Tenant again fails to complete repairs following receipt of Notice, Landlord may make the repairs and charge the costs of such repairs to Tenant. Such expenditures by Landlord shall be reimbursed by Tenant on demand together with interest as set forth in Section 25.16 from the date of expenditure by Landlord until repayment in full.

         7.4 DUTY TO MAKE REPAIRS. The duty of the Landlord to make repairs shall not mature until a reasonable time after Landlord has received notice in writing from Tenant of the repairs that are required.

8. UTILITIES. Tenant shall pay all utility charges with respect to the Premises, including but not limited to water, sewer, gas, electricity (including utilities servicing all central HVAC systems servicing the Premises), telephone, and garbage removal ("Utilities"). All utilities shall be separately metered. Tenant may not separately contract with utility providers to acquire any public utilities or any private utilities except telephone, without Landlord's prior written consent.

9.       TAXES AND ASSESSMENTS.

         9.1 PAYMENT OF PROPORTIONATE SHARE. Tenant shall be liable for payment of its proportionate share of all current assessments, real estate taxes, fees, levies and other similar charges (all of the foregoing herein called "Taxes") imposed by any governmental jurisdiction against the Premises, the Building or AmberGlen Business Center Common Areas, either directly or indirectly.

         Tenant's proportionate share of any Taxes shall be based only on that portion of the Taxes which is allocable to the Premises during the Term. For these purposes, an assessment related to a local improvement district shall be deemed to have a useful life of ten (10) years and Tenant's proportionate share shall be equal to a fraction the numerator of which is the remainder of the Term and the denominator of which is ten (10) years. Tenant shall pay all taxes levied on or with respect to Tenant's personal property located on the Premises.

         9.2 TAXES ON RENT. If, at any time during the Term of this lease under the laws of the United States Government, the State of Oregon, or any political subdivision thereof in which the Premises are located, a tax or excise on rent, or any other tax however described, is levied or assessed by any such political body against Landlord on account of rent payable to Landlord hereunder, such tax or excise shall be considered for the purpose of this Lease a real property tax payable by Tenant. If real estate taxes are withdrawn in whole or in part


18 - AMBERGLEN STANDARD LEASE FORM - LEASE II and any substitute tax is made therefore, such tax shall in any event for the purpose of this Lease be considered a real property tax, a proportionate share of which shall be paid by Tenant, regardless of the source from which it is collected. Nothing in this Section 9 is intended to require Tenant to pay any income, franchise, or excess profits tax of Landlord.




10.      ALTERATIONS AND ADDITIONS.

         10.1   LANDLORD'S CONSENT.

                  (a) Tenant shall not make or permit to be made any alterations, additions or improvements (singularly and collectively "Alterations") to or of the Building or the Premises or any part thereof without the prior written consent of Landlord in each instance. However, Landlord's consent shall not be required for minor decorations of the Premises such as wall coverings and wall hangings, built-in cabinetry and movable partitions, installation of furnishings or non-structural Alterations which do not require a building permit and the total hard costs of which are valued at less than Ten Thousand Dollars ($10,000.00)(collectively, "Exempt Alterations"). If the value of any Exempt Alterations is greater than Two Thousand Five Hundred Dollars ($2,500,00), Tenant shall give Landlord prior written notice of the Exempt Alteration, which notice shall include a copy of the plans for such Exempt Alteration.

                  (b) Landlord will not unreasonably withhold or delay its consent to any Alterations provided that all of the following conditions shall be satisfied: (i) the Alterations do not affect the outside appearance of the Building; (ii) the Alterations are nonstructural and do not impair the strength of the Building or any part thereof; (iii) the Alterations are to the interior of the Premises and do not affect any part of the Building outside of the Premises; (iv) the Alterations do not affect the proper functioning of the heating, ventilating and air conditioning ("HVAC"), mechanical, electrical, sanitary or other utilities, systems and services of the Building, or increase the usage thereof by Tenant; (v) Landlord shall have approved the final plans and specifications for the Alterations and all contractors who will perform the alterations; (vi) Tenant pays to Landlord out-of-pocket costs and expenses up to $1,000.00, actually incurred by Landlord in reviewing Tenant's plans and specifications and inspecting the Alterations to determine whether they are performed in accordance with the approved plans and specifications and in compliance with laws, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose; and (vii) before proceeding with any Alteration which will cost more than $10,000 (exclusive of Section 10.2), Tenant obtains and delivers financial assurances to Landlord. For the purpose of this Section 10.1(b) the term "financial assurances" means, either:
(A) a performance bond and a labor and materials payment bond for the benefit of the Landlord, issued by a corporate surety licensed to do business in Oregon each in an amount equal to one hundred twenty-five percent (125%) of the estimated cost of the Alterations and in form satisfactory to Landlord; or (B) such other security as shall be reasonably satisfactory to Landlord or (C) Tenant's selection of a contractor from a list of


19 - AMBERGLEN STANDARD LEASE FORM - LEASE II four (4) contractors provided to Tenant by Landlord. Unless all of the foregoing conditions (i) through (vii) are satisfied, Landlord shall have the right to withhold its consent to the Alterations in Landlord's sole and absolute discretion. Excepting the conditions set forth in this Section (b), Landlord will impose no other conditions to approval of requested Alteration.

         (c) All Alterations and Exempt Alterations must comply with all Laws which are then in effect, the other terms of this Lease, and the final plans and specifications approved by Landlord, and Tenant shall fully and promptly comply with and observe the rules and regulations and approval of Tenant's plans and specifications are solely for Landlord's benefit. Landlord shall have not duty toward Tenant, nor shall Landlord be deemed to have made any representation or warranty to Tenant, with respect to the safety, adequacy, correctness, efficiency or compliance with Laws of the design of the Alterations and/or Exempt Alterations, the plans and specifications therefore, or any other matter regarding the Alterations. Tenant shall deliver to Landlord a complete set of "as built" plans and specifications for each Alteration.

         10.2 OWNERSHIP AND SURRENDER OF ALTERATIONS. Upon their installation, all Alterations and Exempt Alterations, including, but not limited to, wall covering, paneling and built-in cabinetry, but excluding movable furniture, trade fixtures and office equipment ("Tenant's Property"), shall become a part of the realty and belong the Landlord and shall be surrendered with the Premises. However, upon the expiration or sooner termination of the Lease Term, Tenant shall, upon written demand by Landlord, at Tenant's expense, immediately remove any Alterations made by Tenant which are designated by Landlord to be removed in its consent to such Alteration and/or those Exempt Alterations which Landlord notifies Tenant shall be removed, and repair any damage to the Premises or the Building caused by such removal, and restore the Premises to its original condition and configuration. Landlord's notice of removal in respect of Exempt Alterations will be given promptly after Landlord receives Tenant's written notice of Exempt Alterations required by Section 10.1(a) of this Lease.

         10.4 ADDITIONAL REQUIREMENTS. Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement and performance of Alterations and Exempt Alterations and for final approval thereof upon completion, and shall cause alterations to be performed in compliance therewith all applicable insurance requirements, and in a good, first-class and workmanlike manner. Tenant, at its expense, shall diligently cause the cancellation or discharge of all notices of violation arising from or otherwise connected with alterations, or any other work, labor, services or materials done for or supplied to Tenant or Tenant's Affiliates, or by any person claiming through or under Tenant or Tenant's Affiliates. Alterations and Exempt Alterations shall be performed so as not to interfere with any other tenant in the Building, cause labor construction, maintenance, repair or operations of the Building. Throughout the performance of the Alterations and Exempt Alterations, Tenant, at its expense, shall carry, or cause to be carried, in addition to the insurance described in this Lease, workers' compensation insurance in statutory limits and such other insurance as may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or


20 - AMBERGLEN STANDARD LEASE FORM - LEASE II before the commencement of the Alterations and Exempt Alterations and, upon request, at reasonable intervals thereafter until completion of the Alterations and Exempt Alterations.

11.      INSURANCE.

         11.1 LIABILITY, PROPERTY DAMAGE AND WORKER'S COMPENSATION. Tenant shall, at all times during the Lease Term or any extension thereof, and at its own cost and expense, procure and maintain in force worker's compensation insurance, bodily injury liability and property damage liability insurance adequate to protect Landlord and naming Landlord, Landlord's Manager, any persons, firms or corporation designated by Landlord, any mortgagee of the Building of whose identity Tenant is notified, as an additional insured, against liability for injury or death of any person in connection with the use, operation or condition of the Premises. Such property damage and bodily injury liability insurance shall at all times be in a combined limit of not less than $1,000,000.00 on an occurrence basis. The limits of such insurance shall not limit the liability of Tenant.

         11.2 PROPERTY INSURANCE. Landlord shall maintain insurance on an all risk basis on the Building in the amount of the full insurable replacement cost of the Building. Landlord shall have the right to place on the Building any other insurance as Landlord shall reasonably deem necessary, with (for Landlord's successors only) only reasonable deductibles. Tenant shall bear the expense of any insurance insuring the property of Tenant and Tenant Improvements on the Premises against such risks. As Additional Rent for the Premises, Tenant shall reimburse Landlord for Tenant's proportionate share of the cost of all insurance maintained by Landlord with respect to the Building as set forth in
Section 6.4.2.

         11.3 WAIVER OF SUBROGATION. Tenant and Landlord each waives any and all right of recovery against the other, or against the officers, partners, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, if and to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage.

12.      DAMAGE AND DESTRUCTION.

         12.1     PARTIAL DAMAGE. If the Premises are partly damaged and Section
12.2 does not apply, the Premises shall be repaired by Landlord provided, however, Landlord shall not be required to repair or restore any Tenant Improvements or additions other than the Initial Tenant Improvements (as defined in Exhibit "C"); and provided further, Landlord shall be required to make repairs or restoration only to the extent it receives or has the right to receive insurance proceeds from either (i) a Landlord or Tenant's insurance policy required by Section II of this lease or (ii) a policy required by Section 11 of this Lease in a form typically acquired for buildings similar to the Building which is the subject of this Lease, in an amount sufficient to pay the cost of such repairs and restoration. If the Premises are partially damaged during the last eighteen (18) months of the Term (as it may be extended from time-to-time), and Section 12.2 does not apply, and the time for repair or restoration is more than 120 days (as deemed by Landlord's architect or engineer within thirty (30) days after the date of damage), either Landlord or Tenant may elect to terminate this Lease as of the date of such damage.


21 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         12.2 DESTRUCTION. If the Premises are destroyed or damaged such that the cost of repair exceeds seventy-five percent (75%) of the value of the Building before the damage as reasonably determined by Landlord; either party may elect to terminate this Lease as of the date of the damage or destruction by giving written notice to the other party not later than forty-five (45) calendar days following the date of damage, provided however Tenant may not elect to terminate if the damage or destruction was caused by the wrongful act or negligence of Tenant or by the failure by Tenant to comply with any of the provisions of this Lease. In the event the Lease is terminated, all rights and obligations of the parties shall cease as of the date of termination, and Tenant shall be entitled to the reimbursement of any prepaid amounts paid by Tenant and attributable to the anticipated Term. If neither party elects to terminate, Landlord shall proceed to restore the premises to substantially the same form as prior to the damage or destruction provided, however, Landlord shall not be required to repair or restore any Tenant Improvements or additions other than the Initial Tenant Improvements (as defined in Exhibit "C"); and, provided further, Landlord shall be required to make repairs or restoration only to the extent it receives insurance proceeds sufficient to pay the cost of such repairs or restoration.

         12.3 RENT ABATEMENT. Rent shall be abated during the repair of any damage in proportion to the extent the Premises are untenantable, except that there shall be no rent abatement where the damage occurred as the result of the wrongful act, negligence or failure to comply with any provisions of this Lease of or by Tenant that results in a judicial or arbiter's determination that insurance coverage required by Section 11 is lost as a result of Tenant's act or failure to act.

13.      EMINENT DOMAIN.

         13.1 PARTIAL TAKING. If a portion of the Premises, vehicular access to the Building, or parking spaces allocated to the Northwest Campus, is condemned and Section 13.2 below does not apply, this Lease shall continue on the following terms:

         (a) Landlord shall be entitled to all of the proceeds of condemnation, and Tenant shall have no claim against Landlord as a result of the condemnation except Tenant may make a separate claim against the condemning authority for relocation, tenant improvements other than the Tenant Improvements, and personal property of Tenant.

         (b) Landlord shall proceed as soon as reasonably possible to make such repairs and alterations to the Premises as are necessary to restore the remaining Premises to a condition as comparable as reasonably practicable to that existing at the time of the condemnation.

         (c) After the date on which title vests in the condemning authority or an earlier date on which alterations or repairs are commenced by Landlord to restore the balance of the Premises in anticipation of taking, the Rent shall be reduced in proportion to the reduction in proportion to percent of the Premises taken. The Rent may be further reduced if, as a result of the condemnation, there are less than two (2) vehicular access point to the Northwest Campus, or there is more than a ten percent (10%) reduction in the number of parking spaces provided for under this Lease. If the parties are unable to agree upon the amount of


22 - AMBERGLEN STANDARD LEASE FORM - LEASE II the reduction of rent, the amount shall be determined by an acceptable arbitrator on request by either party as provided under Oregon law. The determination of the arbitrator shall be final and binding on the parties.

         (d) If a portion of Landlord's property not included in the Premises is taken and severance damages are awarded on account of the Premises, or an award is made for detriment to the Premises as a result of activity by a public body not involving a physical taking of any portion of the Premises, this shall be regarded as a partial condemnation to which Section 13.1(a) and Section 13.1(c) apply, and the rent shall be reduced in proportion to percent of the Premises taken.

         13.2 TOTAL TAKING. If a condemning authority takes all of the Premises, or a portion sufficient, to render the remaining Premises reasonably unsuitable for the use which Tenant was then making of the Premises, or all access points to the Northwest Campus, this Lease shall terminate as of the date the title vests in the condemning authorities. If the parties cannot agree on the suitability of the remainder Premises for Tenant's use, the issue of suitability shall be submitted to an arbitrator as provided in Section 13.1(c). Landlord shall be entitled to all of the proceeds of condemnation, and Tenant shall have no claim against Landlord as a result of the condemnation.

         13.3 SALE IN LIEU OF CONDEMNATION. Sale of all or part of the Premises to a purchaser with the power of eminent domain in the face of a threat or probability of the exercise of the power shall be treated for the purposes of this Section 13 as a taking by condemnation.

14.      LIENS AND INDEMNIFICATION.

         14.1     LIENS.

                  (a) Except with respect to activities for which Landlord is responsible, Tenant shall pay when due all claims for work done on and for services rendered or material or equipment furnished to the Premises and shall keep the Premises, the Building and AmberGlen Business Center Common Areas free from any liens, security interests or encumbrances (including without limitation, all statutory liens, mechanics liens, and the like) arising in connection with Tenant's use or occupancy of the Premises, or any labor, services, materials or equipment provided for or at the request of Tenant or Tenants agents or consultants (collectively "Tenant's Affiliates"), or any other act or omission of Tenant or Tenant's Affiliates. If Tenant fails to pay any such claims or to discharge any lien within the time provided in Section 17.3 of this Lease, in addition to any other rights and remedies provided by law, Landlord may do so and collect the cost as Additional Rent. Any amount so added shall bear interest as set forth in Section 25.16 from the date expended by landlord until payment in full and shall be payable on demand. Such action by Landlord shall not constitute a waiver of any right or remedy which Landlord may have on account of Tenant's default and shall not act to cure Tenant's default.

         (b) Tenant may withhold payment of any claim in connection with a good faith dispute over the obligation to pay so long as Landlord's property interests are not


23 - AMBERGLEN STANDARD LEASE FORM - LEASE II jeopardized and the amount claimed is contested in good faith by appropriate proceedings. If a lien if filed as a result of nonpayment, Tenant shall, within ten (10) calendar days after Tenant learns of the filing, secure the discharge of the Lien or deposit with Landlord sufficient cash or sufficient corporate surety bond or other surety satisfactory to Landlord in an amount sufficient to discharge the lien, plus any costs, attorney fees, and other charges that could accrue as a result of a foreclosure or sale under the lien.

         14.2 INDEMNIFICATION. Tenant shall indemnify, hold harmless, and defend (with counsel reasonably acceptable to Landlord), Landlord from and against any claim, loss, or liability arising out of or related to any activity of Tenant or Tenant's Affiliates on the Premises or any condition of the Premises in the possession or under the control of Tenant. Landlord shall have no liability to Tenant for any loss or damage caused by third parties or by any condition of the Premises.

15. QUIET ENJOYMENT. So long as Tenant pays all rent and performs all of its other obligation as required hereunder, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord, subject to the terms of this Lease and the terms of any Superior Leases and Mortgages to the extent provided for in Section 20 of this Lease, the term "Superior Lease and Mortgages" means all present and future ground leases, underlying leases, mortgages, deeds of trust or other encumbrances, and all renewals, modifications, consolidations, replacements or extensions thereof or advances made thereundner, affecting all or any portion of the Premises, the Building or the Common Areas.

16.      ASSIGNMENT AND SUBLETTING.

         16.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law or otherwise, assign, transfer, mortgage, sublet or otherwise transfer or encumber or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold or delay. Except as otherwise provided in Section 16.2 below, any attempted assignment, transfer, mortgage, encumbrance or subletting by Tenant without such consent shall be void and shall constitute a breach or a default under this Lease. Landlord shall not be deemed unreasonably to have withheld consent if Landlord has sought but not obtained any required consent of a lender to Landlord, a partner of Landlord, or shareholder of Landlord.

         16.2 LANDLORD'S RIGHT TO TERMINATE LEASE. If Tenant desires to assign its interest in this Lease or to sublease or any part of the Premises, Tenant shall notify Landlord in writing. This notice shall be accompanied by:
(a) a statement setting forth the name and business of the proposed assignee or subtenant; (b) an executed copy of the proposed assignment or sublease (and any collateral agreements) setting forth all of the terms and the financial details of the sublease or assignment (including, without limitation, the term, the rent and any security deposit, and amounts payable for Tenant's property and the common use of any personnel or equipment); (c) financial statements certified by an independent certified public accountant and other information requested by Landlord relating to the proposed assignee or subtenant; and (d) any other information concerning the proposed assignment or sublease which Landlord may reasonably request. If Tenant proposes to


24 - AMBERGLEN STANDARD LEASE FORM - LEASE II assign this Lease or sublet twenty-five percent (25%) or more of the Premises ("Proposed Sublease Space"), Landlord shall have the right, in its sole and absolute discretion, to notify Tenant in writing of its intent to terminate this Lease as to the Proposed Sublease Space only within thirty (3) days after receipt of Tenant's notice and the information described above or the receipt of any additional information requested by Landlord. If Tenant fails to withdraw the proposed assignment or sublease within ten (10) days after Landlord's notice of intent to terminate, the Landlord elects to terminate this Lease as to the Proposed Sublease Space, this Lease shall terminate as to such Space as of the effective date of the proposed assignment or commencement of the term of the proposed sublease as set forth in Tenant's notice, and Landlord shall have the right (but no obligation) to enter into a direct lease with the proposed assignee or subtenant. Tenant may withdraw its request for Landlord's consent at any time prior to, but not after, Landlord delivers a written notice of termination.

         16.3 NO RELEASE OF TENANT. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of its obligations hereunder to pay the rent and perform all other obligations to be performed by Tenant hereunder unless otherwise agreed in writing between Landlord and Tenant. The provisions of this Lease shall be binding upon any assignee, transferee, mortgagee, sublessee or holder of any encumbrance on or with respect to this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

         16.4 CORPORATE AND PARTNERSHIP TRANSACTION. If Tenant is a corporation, a dissolution of the corporation or a transfer (by one or more transactions) of a majority of the voting stock of Tenant shall be deemed to be an assignment of this Lease subject to the provisions of this Article. However, if Tenant is a publicly traded corporation, then these provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's stock or assets are transferred or which controls, is controlled by, or is under common control with, Tenant, if a principal purpose of the merger or transfer is not the assignment of this Lease and Tenant's successor has a net work not less than the net worth of Tenant on the execution of this Lease and successor assumes all responsibilities under this Lease. Tenant shall cause reasonably satisfactory proof of such net worth to be delivered at least thirty (30) days prior to the effective date of the transaction. If Tenant is a partnership, a dissolution of the partnership (including a "technical" dissolution) or a transfer of the controlling interest in the Partnership (including the admission of new partners or the withdrawal of existing partners having a controlling interest) shall be deemed an assignment of this Lease subject to the provisions of this Article, regardless of whether the transfer is made by one or more transactions, or whether one or more persons hold the controlling interest prior to or after the transfer.

         16.5 DOCUMENTATION. All documents utilized by Tenant as evidence of any subletting or assignment to which Landlord has consented shall be subject to prior written approval by Landlord or its counsel. Tenant shall pay, as Additional Rent, all Landlord's actual out-of-pocket costs and expenses, including reasonable attorney fees, up to $1,000.00, -incurred in determining whether or not to consent to any requested subletting or assignments in reviewing and approving such documentation.


25 - AMBERGLEN STANDARD LEASE FORM - LEASE II

17. DEFAULT. The following events shall constitute an "Event of Defaults" under this Lease:

         17.1 DEFAULT IN RENT. Failure of Tenant to pay when due Monthly Base Rent, Additional Rent, taxes or any other charge payable by Tenant pursuant to this Lease, and the continuation of such failure for a period of five (5) days after the same is due ("Rent Grace Period"); provided that if Tenant has failed three (3) or more times to make such payment within five (5) days after the due date, no Rent Grace Period shall thereafter be applicable under this Lease. Landlord will not pursue its remedies under Section 18 of this Lease for any violation to pay when due Monthly Base Rent, Additional Rent, Taxes or any other charges payable by Tenant pursuant to this Lease until Landlord gives Tenant written notice of default and seven (7) days after any available Rent Grace Period to cure the default; provided, however, Landlord shall not be required to give such notice more than one (1) time in any twelve (12) month period.

         17.2 VIOLATIONS OF SECTION 16. Any attempted assignment, transfer, mortgage, encumbrance of subletting in violation of Section 16.

         17.3 DEFAULT IN OTHER COVENANTS. Failure of Tenant to comply with any term or condition or fulfill any obligation of this Lease (other than the payment of Rent or other charges and compliance with Section 16) within thirty
(30) calendar days after written notice by Landlord specifying the nature that it cannot be completely remedied within the thirty (30) calendar day period, this provision shall be complied with if Tenant begins correction of the default within the twenty (20) calendar day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy, as soon as practicable to prosecute the same to completion.

         17.4 BANKRUPTCY, ETC. An assignment by Tenant for the benefit of creditors; the filing by Tenant of a voluntary petition in bankruptcy; an adjudication that Tenant is bankrupt or the appointment of a receiver of the properties of Tenant; the filing of any involuntary petition of bankruptcy and failure of Tenant to secure a dismissal of the petition within thirty (30) calendar days after filing; attachment of or the levying of execution on the leasehold interest of Tenant in the Premises and failure of Tenant to secure discharge of the attachment or release of the levy execution within ten (10) days after the making thereof. If Tenant consists of two or more individuals or business entities, the events of default specified in this Section 17.4 shall apply to each individual and each business entity.

         17.5 ABANDONMENT. Failure of Tenant for thirty (30) successive calendar days or more in any twelve (12) month time period to occupy the Premises for one or more of the purposes permitted under this Lease unless such failure is excused under other provisions of this Lease, which failure constitutes an abandonment of the Premises.

         17.6 CROSS-DEFAULT. Any monetary default or any non-monetary default not cured within the time permitted under this Lease, if any, shall be considered an Event of Default under Lease II, (as defined in Section 6.2), under the 20475 Option to Lease Agreement and the Thin Film Lab Agreement between Landlord and Tenant of even date herewith; and


26 - AMBERGLEN STANDARD LEASE FORM - LEASE II under any other lease between Landlord and Tenant in effect on the date of the default ("Subsequent Lease"). Any event of default under Lease II, the 20475 Option to Lease Agreement, the Thin Film Lab Agreement or any Subsequent Lease shall be considered an Event of Default under this Lease.

18.      REMEDIES ON DEFAULT.

         18.1 TERMINATION. In the event of a default, this Lease may be terminated at the option of Landlord giving written notice to Tenant. If the Lease is not terminated by election of Landlord or otherwise, Landlord shall be entitled to recover damages from Tenant for the default. If the Lease is terminated, Tenant's liability to Landlord for damages shall survive such termination, and Landlord may re-enter, take possession of the Premises, and remove any persons or property by legal action or by self-help with the use of reasonable force and without liability for damages to Tenant, its property, any other persons, and/or their property.

         18.2 RELETTING. Following re-entry or abandonment, Landlord may relet the Premises and in that connection may make any suitable alterations or refurbish the Premises, or both, or change the character or use of the Premises, but Landlord shall not be required to relet for any use of purpose other than that specified in the Lease or which Landlord may reasonably consider injurious to the Premises, or to any tenant which Landlord may reasonably consider objectionable. Landlord may relet all or part of the Premises, alone or in conjunction with other properties, for a term longer or shorter than the term of this Lease, upon any reasonable terms and conditions, including the granting or some rent-free occupancy or other rent concessions.

         18.3 DAMAGES. In the event of termination on default, Landlord shall be entitled to recover immediately, without waiting the due date of any future rent or until the date fixed for expiration of the Term, the following amounts as damages:

                  (a) The loss of reasonable rental value from the date of default until a new tenant has been, or with the exercise of reasonable efforts could have been, secured.

                  (b) The reasonable costs of reentry and reletting including, without limitation, the cost of any clean up, refurbishing, removal of Tenant's property and fixtures, or any other expense occasioned by Tenant's failure to quite the Premises upon termination and to leave them in the required condition, any remodeling costs, attorney fees, court costs, broker commissions, and advertising costs.

                  (c) Any excess of the value of the rent and all of Tenant's other obligations under this Lease over the reasonable expected return from the Premises for the period commencing on the earlier of the date of trial or the date the Premises are relet and continuing through the end of the Term. The present value of future amounts will be computed using a discount rate equal to the prime commercial loan rate of United States National Bank of Oregon in effect on the date of trial.


27 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         18.4 RIGHT TO SUE MORE THAN ONCE. Landlord may sue periodically to recover damages during the period corresponding to the remainder of the Term, and no action for damages shall bar a later action for damages subsequently accruing.

         18.5 REMEDIES CUMULATIVE. The foregoing remedies shall be in addition to and shall not exclude any other remedy available to Landlord under this Lease or applicable law.

19. DEFAULT OF LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within thirty (30) calendar days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) calendar days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) calendar day period and thereafter diligently prosecutes the same to completion. If any Landlord default results in an emergency condition that threatens life or personal safety, or involves a substantial increase of damage to the Premises or Tenant's personal property that can be mitigated only by precipitous action prior to giving notice to Landlord, then Tenant may take only such curative action as reasonably necessary to mitigate landlord's and/or Tenant's damages, and invoice Landlord for Tenant's reasonable and actual out-of-pocket costs, which Landlord shall pay to Tenant within thirty (30) days after the date the invoice is received.

20. SUBORDINATION. This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the Premises, the Building and/or AmberGlen Business Center Common Areas, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground leasor shall elect to have this Lease subordinate to the lien of this mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed subordinate to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust or ground lease on the date of recording thereof.

         Tenant agrees to execute, acknowledge and deliver within twenty (20) days of Landlord's request any documents reasonably requested by Landlord pursuant to this Section including, but not limited to any documents necessary to effectuate such subordination or to make this Lease subordinate to the lien of any mortgage, deed of trust or ground lease, as the case may be, and, failing to do so, within fifteen (15) calendar days after written demand from Landlord, such requested documents shall automatically be deemed approved in the exact form requested by Landlord.

         If any proceedings are brought for foreclosure, or in the event of the exercise of a power of sale under any mortgage or deed of trust made by Landlord covering the premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale, or to the mortgagee


28 - AMBERGLEN STANDARD LEASE FORM - LEASE II or trustee and shall recognize such purchaser, mortgagee or trustee as Landlord under this Lease.

21.      SIGNS AND DIRECTORIES.

         21.1 TENANT'S SIGNS. Subject to Landlord's approval and approval of the AmberGlen Architectural Control Committee, Tenant shall be allowed to install one building sign, either on the 2430 Building or the 1875 Building (but not both), that complies with (a) the AmberGlen sign guidelines published by the Landlord from time to time; (b) all governmental sign regulations and restrictions in effect throughout the Lease Term; and (c) the AmberGlen Protective Covenants, a summary of which is attached as Exhibit "D" and an entire copy of which was provided to Tenant prior to execution of this Lease. The cost of installation of such sign shall be paid out of the Landlord-supplied Tenant Improvement allowance provided for in Exhibit be paid out of the Landlord-supplied Tenant Improvement Allowance provided for in Exhibit "C" to this Lease. Tenant shall not install or keep any other signs on or about the Premises without the prior written consent of Landlord, which Landlord in its sole discretion may give or withhold. Tenant shall pay all costs of signs and all costs and expenses of installation of such other signs. If there is any sign on or about the Premises or Building without the consent of Landlord, Landlord shall be free to remove any such signs and Tenant shall pay Landlord the cost of removal together with interest as set forth in Section 25.16 from date of expenditure until cost of removal together with interest as forth in Section
25.16 from date of expenditure until payment is made in full. Tenant shall pay promptly after Landlord invoices Tenant for such costs. If Landlord consents to such signs, Tenant shall repair any damage which alteration or renovation of its signs may cause during or at the expiration of the Term. Tenant at its expense shall remove all of its signs from the Premises at the termination of this Lease, repair any damage to the Premises, and restore the face of the Building to its original condition as of the Commencement Date, exclusive of normal wear and tear.

         21.2 TENANT IDENTIFIER SIGN: DIRECTORY. After the Commencement Date of this Lease, Landlord, at its own expense, install a tenant identifier sign indicating Tenant's location in the Northwest Campus of AmberGlen Business Center. The location of the Premises within the Building shall be designated through one or more interior identification signs placed at one or more points deemed appropriate by the Building. All such tenant identifier signs and building directories shall be designed and installed at the sole discretion of Landlord. Tenant shall bear the expense of this inclusion and maintenance of Tenant's name and location on such signs and such expense shall be treated as a Tenant Charge.

22.      SURRENDER AT TERMINATION.

         22.1 CONDITION OF PREMISES. Upon expiration of the Term of earlier termination on account of default, Tenant shall deliver all keys to Landlord and surrender the Premises in good condition, normal wear and tear and casualty excepted. Alterations and improvements constructed by Tenant with permission of Landlord shall not be removed or restored to the original condition unless the terms of such approval is so stated to allow for or requires such removal.


29 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         22.2     FIXTURES.

                  (a) All fixtures placed upon the Premises during the Term, other than Tenant's trade fixtures, shall, at Landlord's option, become the property of Landlord. If Landlord elects, Tenant shall remove any or all fixtures which would otherwise remain the property of Landlord, and shall repair any physical damage resulting from the removal. If Tenant fails to remove such fixtures, Landlord may do so and charge the cost to Tenant with interest as set forth in Section 25.17 from the date of expenditure until repayment in full.

                  (b) Prior to expiration or termination of the Term, Tenant shall remove all furnishings, furniture, and trade fixtures which remain its property. If Tenant fails to do so, the failure to do so shall be an abandonment of the property, and Landlord may retain the property and all rights of Tenant with respect to it shall cease or, by giving written notice to Tenant within twenty (20) days after removal was required, Landlord may elect to hold Tenant to its obligation of removal. If Landlord elects to require Tenant to remove, Landlord may effect a removal and place the property in public storage for Tenant's account and expense. Tenant shall be liable to Landlord for the cost of removal, transportation to storage, and storage, with interest as set forth in Section 25.16 on all such expenses from the date of expenditure by Landlord until repayment in full.

         22.3     HOLDOVER.

                  (a) If Tenant does not vacate the Premises at the time required, Landlord shall have the option to treat Tenant as a tenant from month to month, subject to all of the provisions of this Lease except the provisions for term and renewal at a rental rate equal to one hundred twenty-five percent (125%) of the rent last paid by Tenant during the Term. Failure of Tenant to remove fixtures, furniture, furnishings, or trade fixtures which Tenant is required to remove under this Lease shall constitute failure to vacate to which this Section 22.3(a) shall apply if the property not removed will substantially interfere with occupancy of the Premises by another tenant or with occupancy by Landlord for any purpose, including preparation for a new tenant.

                  (b) If a month to month tenancy results from a holdover by Tenant under this Section 22.3, the tenancy shall be terminable at the end of any monthly rental period on written notice from Landlord given at least ten
(10) calendar days prior to the termination date which shall be specified in the notice. Tenant waives any notice which would otherwise be provided by law with respect to a month to month tenancy.

23. NO BROKER. Tenant represents, warrants and covenants that no broker was instrumental in bringing about or consummating this Lease (except as stated in 2
(m) above) and that Tenant had no conversations, negotiations or agreements with any broker concerning the leasing of the Premises. Tenant agrees to indemnify and hold harmless Landlord from and against any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorney fees and expenses, arising out of any conversations, negotiations or agreements of Tenant with any broker.


30 - AMBERGLEN STANDARD LEASE FORM - LEASE II

25.      MISCELLANEOUS.

         25.1 MEMORANDUM OF LEASE. Tenant shall not record this Lease. If requested by Landlord, simultaneously with execution and delivery hereof or at any later time designated by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a Memorandum of Lease suitable for recording. In its sole and unlimited discretion, Landlord may record or not record such Memorandum of Lease. Such Memorandum of Lease shall not be deemed to change or otherwise affect any of the provisions of this Lease.

         25.2     ESTOPPEL CERTIFICATE.

                  (a) Tenant shall at any time, upon at least ten (10) calendar days written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing in form and substance satisfactory to Landlord
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. If requested by Landlord, Tenant shall also furnish Landlord with a certificate of Tenant's secretary as to corporate resolutions in a form satisfactory to Landlord.

                  (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than two (2) months' rent has been paid in advance.

                  (c) If Landlord desires to finance, refinance, sell or otherwise transfer the Premises, the Building or the land described on Exhibit "A", or any part thereof, Tenant hereby agrees to deliver to Landlord, any lender, buyer or other party participating in a transfer designated by Landlord such regularly prepared financial statements of Tenant as may be reasonably requested by Landlord or such lender or other transferee not more than one (1) time in any twelve (12 month period. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth, and shall be returned after review.

         25.3 LANDLORD'S INTEREST. "Landlord" as used herein shall mean only the owner or owners at the time in question of the Landlord's interest in the Premises. In the event of any transfer of title to the premises, Landlord herein named (and, in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed if an to the extent such liability is assumed by the successor, provided that any funds in the hands of Landlord or the grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall be


31 - AMBERGLEN STANDARD LEASE FORM - LEASE II binding on Landlord's successors and assigns only during their respective periods of ownership.

         25.4 SEVERABILITY. If any term or provision of this Lease shall, to any extent, by invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         25.5 HEADINGS. The headings in this Lease are for the purpose of reference only, and shall not limit or otherwise affect any of the terms or provisions hereof.

         25.6 INCORPORATION OF PRIOR AGREEMENTS: AMENDMENTS. This Lease contains all agreements of the parties with respect to the subject matter hereof. No prior agreement or understanding with respect thereto shall be effective. This Lease may be modified only by a writing, signed by the parties in interest at the time of modification.

         25.7 WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a variety of any preceding breach of default by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach or default at the time of acceptance of such rent.

         25.8 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

         25.9 MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any and/or all of such subtenancies.

         25.10 TENANT LIABILITY. If more than one party has executed this Lease as Tenant, the obligation of Tenant under this Lease shall be the joint and several obligations of each of such parties.

         25.11 AUTHORITY TO ENTER INTO LEASE. If Tenant is a corporation, each individual executing this Lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws or general resolution of said corporation, and that this Lease is binding on the corporation in accordance with its terms. If Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the partnership, in accordance with the partnership agreement and any statements of partnership or certificates of limited partnership of the partnership, and that this Lease is binding on the partnership in


32 - AMBERGLEN STANDARD LEASE FORM - LEASE II accordance with its terms. Tenant shall, within thirty (30) days of the execution of this Lease, deliver to Landlord: (1) if Tenant is a corporation, a certified copy of a resolution of the board of directors of the corporation and a certificate of incumbency relating to the signer; or (b) if Tenant is a partnership, a copy of the Statement of Partnership or Certificate of Limited Partnership of Tenant; and (c) other evidence reasonably satisfactory to Landlord authorizing or ratifying the execution of this Lease.

         25.12 ATTORNEY FEES. If suit, action or arbitration is instituted in connection with any controversy arising out of this Lease, the prevailing party shall be entitled to recover in addition to costs such sums as the court or arbitrator may adjudge reasonable as attorney fees whether at hearing, on trial or appeal.

         25.13 NOTICES. Any notice or communication required or permitted under this Lease shall be deemed given and made when actually delivered if personally delivered, or on the date of receipt if received or refused, if deposited in the United States mail (certified or registered), return receipt requested, postage prepaid, addressed to the party to whom such notice is being given at the address indicated in 2 (n) for Landlord and 2 (o) for Tenant or to such other address as may be specified from time to time by either of the parties in writing.

         25.14 SUCCESSION. This Lease shall be binding upon and inure to the benefit of the parties, their respective permitted successors and assigns.

         25.15    ENTRY FOR INSPECTION.

                  (a) Landlord shall have the right to enter upon the Premises (excepting the portion used for research and development) during normal business hours after notice to Tenant, and to the portion used for research and development upon twenty-four (24) hour notice and adherence to Tenant's security procedures (sign-in and accompaniment by a Tenant employee or agent), or at other times by prior arrangement with Tenant's approval, to determine Tenant's compliance with this Lease, to determine the necessity of repair or maintenance, to make necessary repairs to the Building or to the Premises, or to show the Premises (excepting the portion used for research and development) to any prospective tenant or purchaser, and in addition shall have the right during business hours, or at other times by prior arrangement, during the last two months of the Term of this Lease, to place and maintain upon the Building or the Premises notices for leasing or selling of the Building or the Premises.

                  (b) Landlord shall have the right to enter upon the Premises at any time in the event of an emergency.

         25.16 INTEREST ON RENT AND OTHER CHARGES OR EXPENDITURES. Any rent or other payment required to be made by Tenant by this Lease shall, if not paid when due, bear interest at a variable rate equal to the United States National Bank of Oregon's prime commercial rate as adopted from time to time plus two percent (2%) (but in no event greater than the maximum interest rate allowed under applicable law).


33 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         25.17 AMENDMENTS TO STATUTES, ETC. Reference in this Lease to any particular law, statute, ordinance, rule, regulation or administrative order includes reference to any successors or amendments thereto.

         25.18 GOVERNING LAW. This Lease shall be governed as to validity and interpretation by the laws of the State of Oregon.

26. SATELLITE DISH. Tenant's Installation and use of a satellite dish on the Building roof shall be allowed provided that (i) Tenant obtains the prior written approval of Landlord; (ii) Landlord and Tenant enter into a written agreement concerning installation, screening, use, liability, operation and removal of the dish; (iii) the installation and use complies with the AmberGlen Protective Covenants and the AmberGlen Rules and Regulations; and (iv) the installation and use complies with applicable federal, state, regional and local governmental statues, laws, regulations, ordinances, directives, orders and restrictions.

27.      EXTENSION OF THE LEASE TERM.

         27.1 TENANT'S OBLIGATION TO EXTEND LEASE I OR LEASE II. During the calendar month following the expiration of the one-hundred-first (101st) month of Lease II, Tenant shall extend the Lease Term of either Lease I or Lease II for an additional eighteen (18) months beyond the expiration date of the current Lease Term of the extended Lease. Tenant shall have the obligation to notify Landlord in writing ("Mandatory Extension Notice") during the one-hundred-first (101st) month of the initial Term of Lease II, whether Lease I or Lease II shall be extended ("Extended Lease"). If Tenant does not provide the Mandatory Extension Notice as required herein, then Tenant shall be deemed to have elected to make Lease I the Extended Lease. The Extended Lease shall be governed by all provisions of this Lease, except the Monthly Base Rent for the Extended Lease shall be One Dollar Thirty-Three Cents ($1.33) per rentable square foot for the eighteen (18) month period in its then "AS IS" condition, except for work required to be performed by Landlord pursuant to this Lease.

         27.2 TENANT'S OPTION TO EXTEND LEASE TERM. Provided there is no current uncured Event of Default by Tenant under this Lease, and there have not been more than two (2) prior Events of Default which have been previously cured pursuant to the terms of this Lease within the last twenty-four (24) months, and Tenant provides Landlord with written notice ("Tenant's Optional Extension Notice") during the thirteenth (13th) calendar month prior to expiration of this Lease (as it may have been previously extended through operation of the mandatory extension provided for in Section 27.1 or the Landlord's optional extension provided for in Section 27.3 hereof), Tenant shall have the option to extend the extend the then current expiration date of Lease I and Lease II for all ("Full Space Extension") or any portion (subject to the conditions stated below)("Partial Space Extension") of the Lease I Premises and Lease II Premises for one (1) additional term of five (5) years under the same terms and conditions then in effect under the applicable Lease


34 - AMBERGLEN STANDARD LEASE FORM - LEASE II excepting (i) the Premises shall remain and be accepted by the Tenant in its then "AS IS" condition, except for work required to be performed by the Landlord pursuant to this Lease; and (ii) Monthly Base Rent shall be One Dollar Thirty-Three Cents ($1.33) per rentable square foot through the 180th month of this Lease, as so extended, and if the extension results in a Lease term exceeding 180 months, the Monthly Base Rent for the period exceeding 180 months shall be established as follows, but in no event less than One Dollar Thirty-Three Cents ($1.33) per rentable square foot:

         27.2.1 NEGOTIATED MONTHLY BASE RENT. An amount that is mutually agreed upon in good faith negotiations between Landlord and Tenant within thirty
(30) days after Landlord's receipt of the Tenant's Optional Extension Notice based on the Rent Establishment Factors set forth in Section 27.2 below.

         27.2.2 ARBITRATED MONTHLY BASE RENT. If Landlord and Tenant cannot agree on the Monthly Base Rent, the amount thereof shall be arbitrated under the laws of the State of Oregon. The arbitrator shall be appointed in accordance with the following process ("Rent Arbitration Process"): Landlord and Tenant each shall name one (1) arbitrator who shall be a real estate professional knowledgeable in the area of industrial real estate. The arbitrators' decision regarding Monthly Base Rent shall be based on (i) market conditions current on the anticipated commencement date of the extension period and (ii) base rental rates for comparable buildings is comparable locations with a comparable level of tenant improvements, with tenants of comparable use and financial strengths as Tenant ""Rent Establishment Factors"). The arbitrators shall independently reach an opinion regarding Monthly Base Rent and, if the lower opinion is within five percent (5%) of the higher opinion, the Monthly Rent Base Rent shall be the average of the two. If the two opinions are more than five percent (5%) apart, the two arbitrators shall select a third arbitrator, who shall independently reach an opinion regarding Monthly Base Rent (based on the Rent Establishment Factors set forth above), and the Monthly Base Rent shall be the average of the opinions of all three arbitrators. The arbitrators' decision shall be final and binding upon Landlord and Tenant, but in no event shall the Monopoly Base Rent be less than $1.33 per rentable square foot. Landlord and Tenant shall share equally the arbitrators' fees and each shall pay its own arbitration costs.

The Tenant's Optional Extension Notice shall specify whether it is a Full Space Extension or Partial Space Extension. The location and configuration of space for any Partial Space Extension shall be subject to Landlord's reasonable approval and must be in full floor configuration in the event corridors are not then in place for the proposed Partial Space Extension space and must include at least fifty percent (50%) of the square footage originally leased by Tenant pursuant to Lease I and Lease II. Tenant shall be obligated to extend Lease I and Lease II once the Tenant's Optional Extension Notice is received by Landlord. The cost of demising the Partial Space Extension space shall be shared equally between Landlord and Tenant, including the cost of constructing multi-tenant corridors. Tenant's share of such costs shall be paid to Landlord in cash prior to Landlord's commencement of construction of the required improvements.

Cascade Microtech's rights under this Section 27.2 are personal to Cascade Microtech, are not assignable or transferable, except to a corporation into which Cascade Microtech is


35 - AMBERGLEN STANDARD LEASE FORM - LEASE II merged and which, at the time of transfer and exercise of the option, has a net worth on a current (not more than six months old) audited balance sheet of at least Ten Million and No/100 Dollars $10,000,000.00).

         27.3 LANDLORD OPTION TO EXTEND LEASE. In the event that Tenant exercises the 20475 Building Option, upon execution of the 20475 Building Lease, the Landlord shall have the option to require Tenant to extend the then existing Lease Terms of Lease I and Lease II for a period of up to an additional thirty-six (36) months ("Landlord's Optional Extension Period") at a Monthly Base Rent of One Dollar Thirty-Three Cents ($1.33) per square foot during such extension period; the Tenant agrees to accept the Premises during such extended term in its then "AS IS" condition. The exercise of Landlord's option to extend shall entitle Tenant to modify its option to extend as set forth in Section 27.2 for as few as twenty-four (24) months or as many as sixty (60) months, provided that Tenant elects the duration of the modification within thirty (30) days after the Landlord's notice to Tenant that Landlord elects its extension, and such election does not violate the conditions set forth in Section 27.4 below.

         27.4 EXPIRATION LIMITATION. Landlord and Tenant agreed that there shall be no less than an eighteen (18) month separation between the earliest to occur and latest to occur of the expiration dates (as they may be extended from time-to-time) of Qualifying Leases (as defined in this Section 27.4) within any two (2) buildings occupied by Tenant in the Northwest Campus and no less than a thirty-six (36) month separation between expiration dates of Qualifying Leases within any three (3) buildings occupied by Tenant in the Northwest Campus. A "Qualifying Lease" is any lease for space within the 2430 Building, the 1875 Building or the 20475 Building requirements shall be directly related to the number of Northwest Campus buildings in which Tenant has leased space. For example, if Tenant leases space only in the 1875 Building and 2430 Building, the lease separation requirement shall be 18 months. However, if Tenant leases space in all three Northwest Campus buildings; then the lease separation requirements shall be measured serially, such that there is not less than a thirty-six (36) month separation between the earliest to occur and the latest to occur of the expiration dates of Qualifying Leases. If through operation of Sections 27.1,
27.2 and/or 27.3 the applicable expiration dates are less than eighteen (18) months or thirty-six (36) months apart (as applicable). Tenant and Landlord agree to extend the expiration date of one of the Qualifying Leases to achieve the minimum eighteen (18) month expiration date separation.

28. OPTION TO LEASE 20475 NW AMBERWOOD DRIVE. Reference is made to the 20475 Option to Lease Agreement of even date herewith, a copy of which is attached as Exhibit "G" ("20475 Building Option"). Said option generally contemplates Tenant may lease 25,000 to 51,6000 square feet in an AmberGlen Business Center, Northwest Campus Building, to be located at 20475 NW Amberwood Drive, Hillsboro, Oregon.

29. THIN FILM LAB AGREMENT. Reference is made to the Thin Film Agreement of even date herewith, a copy of which is attached as Exhibit "H" ("Thin Film Agreement"). Said agreement generally contemplates Tenant and Landlord will negotiate to lease 20,000 to 60,000 square feet in AmberGlen Business Center, at a location to be determined as provided therein.


36 - AMBERGLEN STANDARD LEASE FORM - LEASE II

30. PARKING. Parking shall be in common with all Tenants of the three buildings comprising the Northwest Campus of AmberGlen Business Center. The current parking ratio for the Northwest Campus is approximately four (4) cars per 1,000 rentable square feet, depending on final loading dock configuration, and Landlord shall retain such approximate ratio, subject to parking reductions that may result from imposition of governmental parking restrictions. Tenant acknowledges that it shall have no right to use parking spaces in AmberGlen beyond those provided for pursuant to this Lease; Lease I; any space expansions that may occur as provided in Lease I; and any 20475 Building or Thin film Lab Lease.

31. BUILDING MODIFICATION FOR SKYBRIDGE, LOADING DOCK AND STORAGE AREA. Landlord and Tenant agree that Landlord shall construct an enclosed pedestrian walkway (the "Skybridge") that connects the second floor of 2430 NW 206th Avenue (the "2430 Building") with the second floor of 1875 NW Amberbrook Drive ("1875 Building"), in accordance with a design and specifications that are mutually acceptable to Landlord and Tenant; provided, however, that the Skybridge design and finishes shall be consistent with the quality of design and construction found in AmberGlen as determined by Landlord in its final judgment. In addition, Landlord agrees to modify the design of the proposed loading dock area between the 1875 Building and the 2430 Building generally as shown on the partial site plan attached hereto as Exhibit "H", to include a covering over the loading dock area, and to provide screening for Tenant's outside storage.

Tenant and Landlord agree to each pay one-half (1/2) of the total actual costs for the Skybridge, the loading dock modifications and the storage screening.

Tenant shall have the option to pay its one-half (1/2) costs in cash on or before the Commencement Date of Lease I or Lease II, whichever is earlier. If Tenant does not elect to pay its one-half (1/2) in cash, then Landlord shall treat Tenant's one-half (1/2) of the obligation as a debt to be amortized over the initial ten (10) year term of Lease I at ten percent (10%) per annum. In the event this Tenant obligation is amortized, Tenant shall sign a Promissory Note for the obligation, a form of which note is attached as Exhibit "I".

As long as Tenant leases space in either the 2430 Building or the 1875 Building, the Tenant shall pay all Operating Expenses associated with the Skybridge. For such time as both Leases are in effect, one-half (1/2) of the Skybridge-related operating expenses shall be attributed to each Lease. Upon expiration or termination of one of the Leases, all operating expenses relating to the Skybridge shall be allocated to the remaining Lease. The Skybridge shall be excluded from the useable square footage of Lease I and Lease II for the purposes of calculating the Monthly Base Rent. If at any time during the Term of Lease I or Lease II, Tenant does not occupy space on the second floor of both the 2430 Building and the 1875 Building, Landlord shall have full authority to use, modify or dispose of the Skybridge at its sole discretion, in which case Tenant shall have no obligation to pay Operating Expenses associated with the Skybridge.

32.      RIGHT OF FIRST OPPORTUNITY TO LEASE ADDITIONAL SPACE.


37 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         32.1 EXPANSION CONDITIONS. Except during the first twelve (12) months following the Commencement Date, Tenant shall have the right of first opportunity to lease any and all space that becomes available for tenancy in the Building "the "1875 Expansion Area"). If the space becoming available is Second Generation Space (as defined in Section 32.3) the right of first opportunity to lease shall apply to all and only all of the space under the lease. Tenant's first opportunity to lease that space within 1875 Expansion area is contingent as follows:

         32.1.1 NO DEFAULT. Tenant is not in default under the terms and conditions of Lease I, Lease II, the 20475 Lease, the Thin Film Lab Agreement or any subsequent lease on the date it gives Landlord notice of its desire to lease all or a portion of the 1875 Expansion Area, and has not been in a default (which Tenant has cured within the time permitted under the applicable Lease or agreement) more than two times during the term of any such Leases or agreement.

         32.1.2 FINANCIAL REQUIREMENTS. The financial condition of Tenant must be satisfactory to Landlord. As of the date of any lease for 1875 Expansion Area, Tenant shall demonstrate to Landlord its ability to satisfy all of its rental obligations pursuant to Leases with Landlord, and in no event shall Tenant's net worth on a current (not more than six months old) audited balance sheet be less than Ten Million Dollars 00/100 $10,000,000.00).

         32.1.3 UDP SPACE. Tenant's right of first opportunity as to the UDP space (defined in Section 332.2 below) shall be limited to that specified in
Section 32.2 of this Lease.

         32.2 UDP EXPANSION. As to the premises consisting of approximately 16,500 square feet within the Building, leased by United Data Processing ("UDP Premises"). Tenant shall notify Landlord in writing of its intention, if any, to expand into all and only all of the UDP Premises effective upon expiration date of the UDP Lease. Tenant shall give notice of its intention to lease the UDP Premises during the nineteenth (19th) month prior to the expiration of UDP's lease of the UDP Premises. Landlord shall notify Tenant in writing promptly after it learns of the precise expiration date of the UDP Lease. Upon such notification, Landlord shall not permit UDP to extend the initial term of its lease, and shall lease the UDP Premises to Tenant for a term of one-hundred-twenty (120) months. If Tenant desires to lease all of the UDP premises at any time prior to eighteen (18) months before expiration of the UDP Lease, Tenant shall give Landlord written notice to that effect and Landlord may request UDP to relocate to another space within AmberGlen; the Tenant understands that Landlord shall have no obligation to relocate UDP. In the event UDP agrees to relocate and Tenant leases the UDP Premises, Tenant herein shall be required to pay for all costs and expenses associated with relocating UDP which costs shall include, without limitation.

         32.3 RIGHT OF FIRST OPPORTUNITY. If any space, other than the UDP Premises, becomes available or will become available in the next eighteen (18) months in the 1875 Expansion Area during or after the thirteenth (13th) month of this Lease, Landlord shall notify Tenant of such availability. Tenant shall have the right of first opportunity to lease such space and, no later than thirty
(30) days from receipt of such notice, Tenant shall exercise such right for a term of not less than one-hundred-twenty (120) months. This lease


38 - AMBERGLEN STANDARD LEASE FORM - LEASE II of space in the 1875 Expansion Area shall be on terms and conditions set forth on a separate Lease with terms identical to those set forth in this Lease, except the Monthly Base Rate shall be established in accordance with Section 2(h) of this Lease, calculating the month from the Commencement Date of this Lease. For example, if the 1875 Expansion Area is leased during months one (1) to sixty (60) of this Lease, then the Monthly Base Rent for the 1875 Expansion Area for those months only, will be $0.96 per rentable square foot, and when the Monthly Base Rent of this Lease increases, the Monthly Base Rent for the 1875 Expansion Area will increase to the same amount. In the event that Tenant does not elect to lease the available space and execute a Lease within the thirty
(30) day period, Tenant's right of first opportunity to lease shall automatically expire as to such space and Landlord shall have no further obligation to Tenant with respect to such space.

In the event that 1875 Expansion Area space is improved only to the Building Shell Standards defined below ("First Generation Space"), Landlord shall provide a tenant improvement allowance of Twenty-Five and 00/100 Dollars ($25.00) per useable square foot with improvements to be constructed and paid for as provided in the applicable portions of Exhibit "C". The term "Building Shell Standards" shall mean those shown on the Revised Construction Documents for the Building dated June 17, 1997, prepared by Ankrom Mosian Associated Architects. The First Generation Space shall be constructed in substantial conformance with the Building Shell Standards.

If the 1875 Expansion Area space has been built on at the time Tenant gives notice of its intention to lease such space ("Second Generation Space"), the space shall be leased in its then "AS IS" condition, there shall be no tenant improvement allowance and Tenant shall have no obligation to restore such space to an unimproved condition unless modifications or alterations to the 1875 Expansion Area are made by Tenant without Landlord's approval in accordance with
Section 10 (alterations) of the new lease. Landlord agrees that Second Generation Space shall have at least a drop ceiling with building standard lighting, perimeter finished walls with electrical outlets, carpeting, and HVAC serving the 1875 Expansion Area, and such other improvements as are described on Exhibit "K".

Landlord agrees to incorporate a relocation clause substantially in the form reflected in Section 24 of Landlord's AmberGlen Standard Lease Form in all Northwest Campus leases executed from and after the Effective Date of this Lease (except that the reference in the fifth line of such section to "Building" shall be changed to "AmberGlen Business Center") and to use such relocation clauses to facilitate Tenant's desired expansion as provided herein. Landlord further agrees as follows:

         (i) if the tenant under any other Northwest Campus lease elects to terminate its lease rather than relocate within AmberGlen Business Center under the applicable relocation clause of its lease, Landlord shall not exercise its right to reinstate the lease pursuant to such relocation clause; provided, however, notwithstanding the negotiated terms set forth in the first paragraph of this Section 32.3, the terms of the new lease with tenant, including Monthly Base Rent, shall not be less advantageous to Landlord than those provided for in the terminated lease;


39 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         (ii) if any new building in the AmberGlen Business Center is scheduled to be Ready for Occupancy within six (6) months of the date Tenant desires the space as stated in the notice to exercise its right of first opportunity, Landlord will include such space in its inventory of space within AmberGlen Business Center for relocation purposes; and

         (iii) within fourteen (14) days after Tenant's written request, Landlord shall notify Tenant of the status (availability, lease expiration or lease renewal option of all space within AmberGlen Business Center during the twelve (12) months following the date of request for purposes of evaluating space that may be used for relocation of tenants within the 1875 Building and shall cooperate with Tenant by responding to Tenant's questions as to the availability and timing of expansion into the 1875 Expansion Area. Tenant agrees that all information disclosed to Tenant by Landlord pursuant to this subsection (iii) is confidential and proprietary to Landlord, Tenant agrees not to disclose such information to any third party, and to disclose such information to Tenant's agents only on a need to know basis, only after specific approval by Landlord, and only after such agent(s) agrees to be bound by such confidentiality restriction.

Tenant shall give Landlord written notice at least twelve (12) months in advance of Tenant's desire to exercise its right of first opportunity to lease the currently leased space within the 1875 Expansion Act ("Tenant's Expansion Notice"). If Landlord has no space for any tenant to be relocated that is comparable to the premises leased by such tenant, as of the date Tenant desires to occupy the space within the 1875 Expansion Area, within thirty (30) days of the date Landlord receives the Tenant's Expansion Notice Landlord shall notify Tenant of if and when comparable space will be available during the twenty-four
(24) months following the date of Tenant's Expansion Notice. If such space becomes available within said twenty-four (24) month period, Landlord will use the relocation clause in the lease of the tenant to be relocated, to use best efforts to make the space within the 1875 Expansion Area identified in Tenant's Expansion Notice available for Tenant on such date. If a relocation clause is used by Landlord to accommodate Tenant's expansion, then Tenant shall pay, within ten (10) days after relocation costs are invoiced to Landlord, all costs and expenses associated with such relocation as reasonably negotiated by Landlord, after waiving such costs and expenses reasonably approved by Tenant in advance.

33. CONDITION PRECEDENT. Landlord shall have no obligation under this Lease unless and until full execution of Lease I (as defined in Section 6.2) through which Tenant leases from Landlord and Landlord leases to Tenant the entire 2430 Building within the AmberGlen Northwest Campus located at 2430 NW 206th Avenue, Beaverton, Oregon 97006.


40 - AMBERGLEN STANDARD LEASE FORM - LEASE II

         IN WITNESS WHEREOF, the parties have executed this Lease of the day and year first hereinabove written.

TENANT                                      LANDLORD

CASCADE MICROTECH, INC.,                    AMBERJACK, LTD.,
AN OREGON CORPORATION                       AN ARIZONA CORPORATION

By:         /s/ Bruce McFadden              By:         /s/  Neil O. Brown
   -------------------------------------       ---------------------------------
Its:        President                       Its:         President
    ------------------------------------        --------------------------------
Date:        10/10/97                       Date:          10/22/97
     -----------------------------------         -------------------------------

By:                                         By:      /s/  Earl B. Johnson Jr.
   -------------------------------------       ---------------------------------
Its:                                        Its:     Vice President
    ------------------------------------        --------------------------------
Date:                                       Date:    10/22/97
     -----------------------------------         -------------------------------


41 - AMBERGLEN STANDARD LEASE FORM - LEASE II